                                                        Annual Report

                                                        as of September 30, 1999




                        Evergreen Domestic Growth Funds

                           [LOGO OF EVERGREEN FUNDS]

                               Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Aggressive Growth Fund
  Fund at a Glance ........................................................    2
  Portfolio Manager Interview .............................................    3

Evergreen Fund
  Fund at a Glance ........................................................    6
  Portfolio Manager Interview .............................................    7

Evergreen Masters Fund
  Fund at a Glance ........................................................   10
  Portfolio Manager Interview .............................................   12

Evergreen Omega Fund
  Fund at a Glance ........................................................   16
  Portfolio Manager Interview .............................................   17

Evergreen Small Company Growth Fund
  Fund at a Glance ........................................................   20
  Portfolio Manager Interview .............................................   21

Evergreen Stock Selector Fund
  Fund at a Glance ........................................................   23
  Portfolio Manager Interview .............................................   24

Evergreen Strategic Growth Fund
  Fund at a Glance ........................................................   26
  Portfolio Manager Interview .............................................   27

Evergreen Tax Strategic Equity Fund
  Fund at a Glance ........................................................   30
  Portfolio Manager Interview .............................................   31

Financial Highlights
  Evergreen Aggressive Growth Fund ........................................   33
  Evergreen Fund ..........................................................   35
  Evergreen Masters Fund ..................................................   37
  Evergreen Omega Fund ....................................................   39
  Evergreen Small Company Growth Fund .....................................   41
  Evergreen Stock Selector Fund ...........................................   43
  Evergreen Strategic Growth Fund .........................................   45
  Evergreen Tax Strategic Equity Fund .....................................   47

Schedule of Investments
  Evergreen Aggressive Growth Fund ........................................   49
  Evergreen Fund ..........................................................   50
  Evergreen Masters Fund ..................................................   53
  Evergreen Omega Fund ....................................................   59
  Evergreen Small Company Growth Fund .....................................   61
  Evergreen Stock Selector Fund ...........................................   64
  Evergreen Strategic Growth Fund .........................................   66
  Evergreen Tax Strategic Equity Fund .....................................   68

Statements of Assets and Liabilities ......................................   70

Statements of Operations ..................................................   72

Statements of Changes in Net Assets .......................................   74

Combined Notes to Financial Statements ....................................   79



                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

Mutual Funds:     NOT FDIC INSURED     May lose value . Not bank guaranteed

                           Evergreen Distributor, Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                 November 1999



                                    [PHOTO]
                                William M. Ennis
                               President and CEO

Dear Shareholders,

We are pleased to provide the Evergreen Domestic Growth Funds annual report, which covers the twelve-month period ended September 30, 1999.

Uncertainty over Interest Rates Influences the Markets

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. During the final quarter of 1998, the S&P 500 index had the highest return of any quarter since the first quarter of 1987--21.30%. The S&P 500 continued to advance in the first half of 1999, dominated by the performance of a very small group of large-cap stocks. In April and May, value-oriented funds briefly outperformed growth funds, but lost ground subsequently as growth stocks regained the leadership position they had had during earlier months. Technology has been by far the best-performing industry sector.

By the 3rd quarter of 1999, rising interest rates dampened performance of stocks across the board, and value stocks suffered particularly as investors sought the refuge of blue chips. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted an October sell-off. The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest rate hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity.

We believe that the economy is still fundamentally strong, and we remain cautiously optimistic about the prospects for continued growth in the markets.

Evergreen is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.



Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company




/1/ The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                            Aggressive Growth Fund
                   Fund at a Glance as of September 30, 1999

"Our goal has been to keep the Fund aggressive, but to reduce the overall volatility somewhat by reducing the dependence on a handful of stocks."




                                   Portfolio
                                   Management
                                   ----------

                                    [PHOTO]
                           Maureen E. Cullinane, CFA
                               Tenure: April 1999


                           CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 4/15/1983     Class A   Class B   Class C   Class Y
Class Inception Date                   4/15/1983  7/7/1995  8/3/1995 7/11/1995
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 30.42%    31.00%    34.90%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  36.92%    36.00%    35.90%    37.36%
--------------------------------------------------------------------------------
3 years                                  11.04%    11.21%    11.97%    13.23%
--------------------------------------------------------------------------------
5 years                                  17.12%    17.38%    17.54%    18.57%
--------------------------------------------------------------------------------
10 years                                 15.87%    16.10%    16.08%    16.58%
--------------------------------------------------------------------------------
Since Portfolio Inception                13.99%    14.13%    14.12%    14.42%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%      n/a
                                       Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month capital gain
distributions per share                  $2.63     $2.63     $2.63     $2.63
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                                    [GRAPH]

               Consumer                                           Evergreen
                Price      Russell                   Russell     Aggressive
              Index - US     1000        S&P 400      2000        Growth A

30-Sep-89       10,000      10,000       10,000      10,000         9,525
30-Sep-90       10,616       9,231        8,557       7,285         7,685
30-Sep-91       10,976      12,800       12,861      10,569        12,902
30-Sep-92       11,304      14,192       14,399      11,532        14,859
30-Sep-93       11,608      15,040       17,940      15,356        19,690
30-Sep-94       11,952      15,918       18,221      15,767        18,850
30-Sep-95       12,256      21,041       22,909      19,450        24,164
30-Sep-96       12,624      25,544       26,106      22,005        30,354
30-Sep-97       12,896      34,816       36,285      29,308        33,874
30-Sep-98       13,088      38,680       33,958      23,733        31,864
30-Sep-99       13,400      52,161       42,601      28,259        43,629

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund Class A shares/2/, versus a similar investment in the Standard & Poor's 400 Mid-Cap Index (S&P 400), the Russell 1000 Index (Russell 1000), the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 1000, Russell 2000 and S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Aggressive Growth Fund has the ability to invest in all market cap ranges. The current manager regards the Russell 1000 Growth Index as the primary fund benchmark.

                                   EVERGREEN
                            Aggressive Growth Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Aggressive Growth Fund's Class A shares had a total return of 36.92%. During the same twelve-month period, the Russell 1000 Growth Index, a benchmark for growth stock investing, returned 34.85% and the median return in the new Multi-Cap Growth Fund category was 37.88%, according to Lipper Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $256,541,738
--------------------------------------------------------------------------------
Number of Holdings                                                            40
--------------------------------------------------------------------------------
Beta                                                                        1.21
--------------------------------------------------------------------------------
P/E Ratio                                                                  39.9x
--------------------------------------------------------------------------------

What was the investment environment like during the twelve-month period?

The first six months was an excellent period for growth stock investing. During the second half of the fiscal year, however, shifting investor sentiment and growing fears about higher interest rates restrained performance.

Over the full twelve months, we saw tremendous swings in the market. Performance during the first three months of the fiscal year was led by large-company growth stocks, particularly in the technology industries. During the subsequent six months we saw steadily increasing interest in mid-cap and small-cap companies and in cyclical stocks, which tend to do well in a growing economy. In the final quarter of the fiscal year, however, sentiment turned back in favor of the larger company stocks.

In the last few months of the fiscal year, investors were concerned that the strong economic growth earlier in the year would lead to inflation and encourage the Federal Reserve Board to raise short-term rates as a pre-emptive step to slow the economy and prevent an increase in inflation. The Federal Reserve did raise short-term rates twice during the period and warned that it could raise rates again. The fear that the Federal Reserve might raise short-term rates further has been an overhang on the market. Investors worried that if interest rate increases did slow economic growth, then the same would happen to corporate earnings growth.

Looking at the full year, leadership in the market was concentrated in a relatively narrow group of stocks, predominantly technology stocks, with a handful of performers in other industries. Technology was the only sector that did well for the entire year. Investors recognized that it was the technology revolution that has allowed our economy to enjoy sustained growth with very little inflation. When very few businesses have the power to raise their prices significantly, companies find ways to absorb manufacturing and raw materials costs. Technology has been the tool.

                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                          35.2%
--------------------------------------------------------------------------------
Healthcare Products & Services                                             12.8%
--------------------------------------------------------------------------------
Communication Systems & Services                                            8.3%
--------------------------------------------------------------------------------
Retailing & Wholesale                                                       7.8%
--------------------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment                          6.1%
--------------------------------------------------------------------------------

                                   EVERGREEN
                            Aggressive Growth Fund
                          Portfolio Manager Interview

Within this environment, what strategies did you pursue in managing the Fund?

Since taking over management of Evergreen Aggressive Growth Fund in April, we have diversified the Fund across different industry sectors, while making performance less reliant on just a few major holdings. We kept the Fund fairly focused among approximately 40 different holdings, and maintained a flexible strategy with respect to company size.

We have concentrated on investments in companies with above-average earnings growth rates or with the potential for an acceleration in earnings growth. Our goal has been to keep the Fund aggressive, but to reduce the overall volatility somewhat by reducing the dependence on a handful of stocks. For example, we halved our investment in VISX, a stock whose price had tripled in the past year. The stock appreciated to almost 15% of assets and began to dominate performance of the Fund. We also reduced the very large investment in the oil service sector from approximately 15% of assets at the end of March to the current 5% of assets.

The Fund has maintained and even added to its emphasis on technology stocks, with the technology weighting rising from approximately 33% of net assets to about 43% during the past six months. Unlike the oil service industry, technology accounts for a major portion of market indices, such as the Russell 2000 Growth Index. We have focused on market leaders in telecommunications, software and electronics, such as Cisco, EMC, Intel and Microsoft. We also added fast-growing companies such as Veritas Software, Clarify and JDS Uniphase. Veritas Software provides data storage management systems, which protect the critical data used by companies to run their businesses. Clarify offers software solutions for automated telephone call centers, and JDS Uniphase provides fiber optic components for the telecommunications industry.

We improved the diversification of the Fund by adding several stocks in sectors that had been under-represented in the portfolio. These sectors included the broadcasting, financial and natural gas industries.


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

VISX, Inc.                                                                  7.1%
--------------------------------------------------------------------------------
Microsoft Corp.                                                             7.1%
--------------------------------------------------------------------------------
EMC Corp.                                                                   7.0%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         4.7%
--------------------------------------------------------------------------------
Home Depot, Inc.                                                            4.0%
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.9%
--------------------------------------------------------------------------------
American Int'l Group, Inc.                                                  3.8%
--------------------------------------------------------------------------------
Medtronic, Inc.                                                             3.6%
--------------------------------------------------------------------------------
Veritas Software Corp.                                                      3.6%
--------------------------------------------------------------------------------
Devon Energy Corp.                                                          3.2%
--------------------------------------------------------------------------------

What is your outlook?

The Federal Reserve Board has a great influence on stock market sentiment and is working to sustain the longest running economic recovery in the nation's history. The economy has been growing steadily since 1982 and the stock market has had a strong uninterrupted performance since the early 90s. During this time, the Federal Reserve has walked a tightrope, lowering rates when it needed to spur the economy, raising rates and tightening money supply when it needed to restrain growth and thwart inflation. The Federal Reserve's goal has been to keep gross domestic product (GDP) growth in the 2 1/2% to 3% range, which it considers ideal.

                                   EVERGREEN
                            Aggressive Growth Fund
                          Portfolio Manager Interview

Right now, we are seeing a pickup in economic growth overseas, both in Asia and in Europe. If this trend continues, we believe globally oriented companies should continue to do well even if economic growth in the United States slows.

We are concerned, however, with the relative narrowness of the group of stocks that has dominated market performance. Large-cap technology stocks and the biggest companies in the S&P 500 have been the performance leaders. Over the next twelve months, we anticipate moderate economic growth, moderate interest rates and moderate inflation. If investors begin to believe, as we do, in sustainable earnings growth, then the market should broaden beyond the current "Nifty Fifty" company names and more stocks should participate in the market's advance.

                                   EVERGREEN
                                 Evergreen Fund
                   Fund at a Glance as of September 30, 1999

"Going forward, we intend to benchmark the Evergreen Fund against the S&P 500 Index, a broad measure of large-company stocks, rather than the Russell 2000 Growth Index, a small-company stock index."


                                   Portfolio
                                   Management
--------------------------------------------------------------------------------


                       [PHOTO]                  [PHOTO]

                   Jean C. Ledford,           Richard S. Welsh
                        CFA
                 Tenure: August 1999         Tenure: August 1999

                           CURRENT INVESTMENT STYLE/1/

[GRAPHIC]


Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 10/15/1971    Class A   Class B   Class C   Class Y
Class Inception Date                   1/3/1995  1/3/1995  1/3/1995  10/15/1971
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                  9.88%     9.65%    13.67%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  15.34%    14.65%    14.67%    15.79%
--------------------------------------------------------------------------------
3 years                                  11.52%    11.80%    12.59%    13.73%
--------------------------------------------------------------------------------
5 years                                  15.67%    15.90%    16.08%    17.17%
--------------------------------------------------------------------------------
10 years                                 11.13%    11.33%    11.32%    11.85%
--------------------------------------------------------------------------------
Since Portfolio Inception                15.77%    15.84%    15.84%    16.03%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%     n/a
                                       Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month income dividends per share      $0.04        --        --     $0.05
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                                $0.07     $0.07     $0.07     $0.07
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                S & P 500      Consumer Price    Russell 1000     Evergreen
                Composite        Index - US         Growth         Omega A

30-Sep-89         10,000           10,000           10,000           9,525
30-Sep-90          9,060           10,616            9,231           8,972
30-Sep-91         11,879           10,976           12,800          13,100
30-Sep-92         13,188           11,304           14,192          13,863
30-Sep-93         14,897           11,608           15,040          18,520
30-Sep-94         15,447           11,952           15,918          17,365
30-Sep-95         20,038           12,256           21,041          22,181
30-Sep-96         24,115           12,624           25,544          25,052
30-Sep-97         33,861           12,896           34,816          31,718
30-Sep-98         36,888           13,088           38,680          33,123
30-Sep-99         46,652           13,400           52,161          46,227

Comparison of a $10,000 investment in Evergreen Fund Class A shares/2/, versus a similar investment in the Russell 2000 Growth Index (Russell 2000), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 2000 and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview


How did the Evergreen Fund perform?

The Fund's Class A shares had a total return of 15.34% for the twelve-month period ended September 30, 1999, compared to a 19.07% return for the Russell 2000 Index, the Fund's benchmark. During the same twelve-month period, the median return of funds in the new Multi-Cap Core Fund category was 22.76%, according to Lipper Inc, an independent monitor of mutual fund performance. Fund performance is before deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                $1,925,539,849
--------------------------------------------------------------
Number of Holdings                                         159
--------------------------------------------------------------
Beta                                                      0.86
--------------------------------------------------------------
P/E Ratio                                                48.9x
--------------------------------------------------------------

Tell us about the new portfolio management team that took responsibility for the Fund in August.

We have a five-member team with a depth of investment experience--almost 50 years total. The lead manager is Jean Ledford, an investment professional with more than 19 years experience. For the previous 2 1/2 years, she was the lead manager of American Century Select Fund. Before joining American Century Investments, she was investment director of the State of Wisconsin Investment Board. Three of the remaining four members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. The fifth member of the team is Caroline Yu, an analyst who had been at Evergreen Asset Management Corp.

Jean Ledford also is President and Chief Executive Officer of Evergreen Asset Management Corp. She was appointed to that position following the retirement of Stephen A. Lieber in August.


How would you describe your investment style?

One of the hallmarks of our team goals is to manage funds that produce attractive Sharpe Ratios, which measure the amount of risk taken for the returns obtained. Basically, we seek strong performance for less risk. We build portfolios from the bottom up, emphasizing the selection of individual stocks of attractive companies with opportunities to improve their earnings. Our style allows us to find securities in a wide variety of industries and our portfolios are well diversified. We are not traditional growth or core buyers in the sense that we are not looking for any absolute figures in terms of earnings growth rates or price-to-growth rates. While we buy companies with what we believe are good growth prospects, we are interested in buying these stocks at reasonable prices.

One consequence of this broader diversification is that we expect the volatility or variability of performance will be reduced when compared to the S&P 500. We pick stocks one at a time, and our concentrations in industries and sectors will result from that stock-picking discipline. We are bottom-up stock pickers, not top-down investors who choose industries based on economic forecasts.

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview

The key to our style is the search for changes on the margin that can increase a company's earnings growth rate. We look for factors such as a new management team, a restructuring, a new product or geographical expansion. As we construct a portfolio from our stock picks, we are careful to determine how much risk we are taking.

Our sell discipline is just the reverse of our buy discipline. When a stock stops exhibiting an upward drift or momentum in earnings, we begin the process of lightening our position. We look not just at absolute earnings trends, but also at events on the margin that could affect earnings trends, such as the loss of a key executive, the failure of a new product or a botched restructuring.


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                         19.3%
-------------------------------------------------------------------------------
Banks                                                                     11.4%
-------------------------------------------------------------------------------
Healthcare Products & Services                                            10.1%
-------------------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment                         8.7%
-------------------------------------------------------------------------------
Finance & Insurance                                                        8.3%
-------------------------------------------------------------------------------

What are some of the changes you are making as you implement your investment strategy in Evergreen Fund?

Going forward, we intend to benchmark the Evergreen Fund against the S&P 500 Index, a broad measure of large-company stocks, rather than the Russell 2000 Growth Index, a small-company stock index. The average market capitalization of the Fund has been getting bigger and, as a consequence, the total number of individual stock holdings has been reduced substantially. We have made a commitment to have sizable positions in large, well-known and successful corporations, while systematically eliminating a number of very small, almost insignificant positions in the portfolio. We have, for example, recently added Wal-mart and General Electric to the portfolio, while eliminating numerous very small Real Estate Investment Trusts (REITs). We have increased the technology industry weighting to be consistent with that of the S&P 500, while we have reduced the weighting in the financial sector.

We also have added to our holdings in healthcare, consumer, consumer staples and energy industries as a consequence of our stock-selection process. Since our restructuring began, two financial services companies BankAmerica and Federal Home Loan Mortgage Association--have dropped out of the top ten holdings list, although not out of the portfolio. The same is true of Johnson & Johnson. Meanwhile, General Electric, Microsoft and Cisco Systems all have been added to the top ten list. While we have reduced the number of stock holdings, we actually have improved the diversification of the Fund among different industries and sectors.

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview

We stress that, in restructuring the portfolio, we have been very conscious of the capital gains implications of our sales. We have sought to avoid creating a significant capital gains tax obligation for shareholders.


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Clear Channel Communications, Inc.                             8.0%
-------------------------------------------------------------------
Intel Corp.                                                    4.6%
-------------------------------------------------------------------
Sun Microsystems, Inc.                                         3.9%
-------------------------------------------------------------------
Merck & Co., Inc.                                              3.4%
-------------------------------------------------------------------
General Electric Co.                                           3.3%
-------------------------------------------------------------------
M&T Bank Corp.                                                 3.2%
-------------------------------------------------------------------
Microsoft Corp.                                                3.2%
-------------------------------------------------------------------
BankBoston Corp.                                               2.4%
-------------------------------------------------------------------
Federal National Mortgage Assoc.                               2.2%
-------------------------------------------------------------------
Cisco Systems, Inc.                                            2.0%
-------------------------------------------------------------------

What is your outlook?

We believe that by increasing the overall diversification of the portfolio, we have given the Fund the ability to get through short-term market volatility more smoothly than it has in the past.

At this point, in mid-October, most investors are wrestling with the question of whether we are witnessing the start of a strong upturn in inflation, versus the low pace of inflation of the past several years. When inflationary pressures start to emerge, stocks in industries such as basic materials, energy and technology start to outperform stocks in other industries. When there is very little inflation, we see relatively stronger performance in the traditional areas such as healthcare and the financials.

                                   EVERGREEN
                                 Masters Fund
                   Fund at a Glance as of September 30, 1999

"As the nine-month period drew to a close, stocks traded in a broad range,as uncertainty in the market continued to prevail."


                           CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 12/31/1998    Class A     Class B     Class C    Class Y
Class Inception Date                  12/31/1998  12/31/1998  12/31/1998 12/31/1998
-----------------------------------------------------------------------------------
Average Annual Returns*
-----------------------------------------------------------------------------------
Cumulative Since Portfolio Inception     0.50%       0.10%       0.00%      0.70%
-----------------------------------------------------------------------------------
Maximum Sales Charge                     4.75%       5.00%       1.00%       n/a
                                       Front End      CDSC       CDSC
-----------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                                    [GRAPH]

                S & P 500     Consumer Price     Evergreen Masters    S&P 400
                Composite       Index - US            Fund A           Midcap

31-Dec-98         10,000          10,000               9,524           10,000
31-Jan-99         10,410          10,024               9,524            9,611
28-Feb-99         10,074          10,037               9,076            9,107
31-Mar-99         10,465          10,067               9,305            9,361
30-Apr-99         10,861          10,140               9,600           10,100
31-May-99         10,590          10,140               9,467           10,144
30-Jun-99         11,166          10,140              10,133           10,687
31-Jul-99         10,808          10,171               9,733           10,450
31-Aug-99         10,741          10,195               9,562           10,081
30-Sep-99         10,434          10,220               9,571            9,761

Comparison of a $10,000 investment in Evergreen Masters Fund, Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Stock Index (S&P 500), the Standard & Poor's 400 Mid-Cap Index (S&P 400), and the Consumer Price Index
(CPI).

The S&P 500 and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                 Masters Fund
                   Fund at a Glance as of September 30, 1999


Market Overview

The Evergreen Masters Fund's performance, since its inception on December 31, 1998, reflects the varied performance of the four separately-managed segments of the Fund based on its manager of manager's strategy. For the nine-month period ended, September 30, 1999, Class A shares returned 0.50% unadjusted for any applicable sales charge. For the same period, the S&P 500 Index returned 5.36% and the S&P MidCap 400 returned -2.10%.

The period ending September 30, 1999, started out on a strong note, as recovery in Asian markets, Federal Reserve Board interest rate cuts and strong corporate profits helped boost the stock market to new highs. Stocks across the board (small-cap, mid-cap, large-cap, growth and value) participated in the market's advance. Investors welcomed this "broadening" of the market, because for more than a year, the performance of most stocks had trailed that of large-cap and technology stocks.

During the latter part of the period, market sentiment changed, as investors became concerned about a variety of issues. Investors worried about a flare-up of inflation, the possibility of higher interest rates, the prospect of weaker corporate earnings and the declining value of the dollar in relation to the yen. A weaker dollar makes foreign products more expensive in the U.S. and often encourages U.S. companies to raise their prices, spurring inflation. The uncertainty in the market led to broad fluctuations in stock prices. Once again, technology stocks became market leaders, and most small and mid-cap stocks gave up the gains they had made earlier. Even though inflation remained at a moderate level, the Federal Reserve Board adopted a pre-emptive stance against inflation, and in August raised short-term interest rates 0.25% for the second time in three months. The previous 0.25% interest-rate hike occurred in June. As the nine-month period drew to a close, stocks traded in a broad range, as uncertainty in the market continued to prevail.

Evergreen Masters Fund employs an investment program based on a manager of manager's strategy which is currently composed of four different investment advisors. Each investment manager brings a unique investment approach to the Fund and together they provide for a diversified growth fund. As a result, the Fund has the potential to benefit from various investment methods and styles.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $259,010,890
--------------------------------------------------------------------------------
Number of Holdings                                                           476
--------------------------------------------------------------------------------
P/E Ratio                                                                  58.6x
--------------------------------------------------------------------------------


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                          18.3%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              9.5%
--------------------------------------------------------------------------------
Retailing & Wholesale                                                       9.2%
--------------------------------------------------------------------------------
Finance & Insurance                                                         5.2%
--------------------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment                          5.2%
--------------------------------------------------------------------------------


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Network Solutions, Inc., Cl. A                                              2.8%
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.8%
--------------------------------------------------------------------------------
Gemstar International Group Ltd.                                            1.7%
--------------------------------------------------------------------------------
General Electric Co.                                                        1.6%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.5%
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.5%
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.4%
--------------------------------------------------------------------------------
Health Management Associates, Inc., Cl. A                                   1.1%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.0%
--------------------------------------------------------------------------------
Newfield Exploration Co.                                                    1.0%
--------------------------------------------------------------------------------

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview


Mid-Cap Value Portfolio

                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                      [PHOTO]                       [PHOTO]

                    Jean C.Ledford,               Richard S.Welsh
                         CFA
                 Tenure: August 1999            Tenure: August 1999

The under-performance of the portfolio relative to its benchmark during the nine months was primarily due to the portfolio's heavy concentration in financial stocks and health care stocks. The Federal Reserve's actions to raise interest rates in June and August had a negative impact on financial stocks, which are particularly vulnerable to rising interest rates. Banks, finance and insurance, building construction and furnishings and real estate comprise 27% of the portfolio and were all negatively impacted during this period. The portfolio's large concentration in health care stocks (9%) also adversely affected performance as health stocks sold off due to concerns about reimbursement levels being cut.

Similarly, the Fund's under-weighting in energy stocks tended to hold back performance when energy prices started to rise and these stocks began to recover at the end of the first quarter. The Fund was also underweighted in technology stocks although these stocks contributed strongly to the benchmark's performance. Computer Sciences rose 14.2% and is illustrative of the opportunities available in the technology sector.

Several of the top-performing stocks during the year were consumer products companies: Williams-Sonoma, Inc., Gucci Group and Jones Apparel Group Inc., all with gains exceeding 60% during the period ended 9/30/99. We purchased additional Jones Apparel Group, Inc. shares when they were depressed by the market's negative reaction to the company's proposed acquisition of Nine West Group Inc. The portfolio also held Nine West Group Inc., which contributed a 23.1% gain to the portfolio since acquisition. We purchased Gucci Group NV when the market was apparently preoccupied with the risk to its business from slowed Asian economies. Williams-Sonoma, Inc. was purchased after the company announced in March that the CFO was leaving the company and the stock dropped on the news. We believed this was a temporary price decline for a historically well-run company with a strong brand name. This conviction was validated when the stock nearly doubled by the end of September from our average purchase price of $27.38.

Historically, the earnings growth rate of the mid-cap stocks has exceeded the larger cap stocks. Mid-caps, however, on average, trade at lower price/earnings valuations than the larger stocks. While concerns about the rising interest rate environment have caused mid-caps to under-perform large-caps, we anticipate that the Federal Reserve's goal is to slow the economy while avoiding recession. Fears of an economic slowdown cause investors to focus on a narrow group of companies in which there is a high level of confidence that earnings estimates will be met. Currently, the market favorites have narrowed to the high P/E, large-cap stocks, and particularly technology names. If it becomes apparent that the Federal Reserve is not likely to raise rates further, we expect the market to broaden to again include mid-cap stocks. We believe this portfolio is well positioned to take full advantage of this shift in sentiment.

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview


Evergreen Mid-Cap Growth Portfolio


                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                                Mark Regan, MFS
                             Tenure: December 1998

During the nine-month period from the Fund's inception through September 30, 1999, the Evergreen Masters Fund Mid-Cap Growth Portfolio performed relatively well. For more than a year, large-cap and technology stocks have driven the surge in stock market prices. Early in the second quarter of 1999, the market broadened and stocks across the board, including small and mid-cap stocks, participated in the market's performance. Later in the period, uncertainty about inflation and increasing interest rates led to widespread fluctuations in stock prices and most small and mid-cap stocks gave up the gains they had made earlier.

The Evergreen Masters Fund Mid-Cap Growth Portfolio's performance was assisted by the technology sector, but recently this sector's weighting has been reduced due to concerns about Y2K and valuation levels. The business services sector also helped the portfolio's performance and we have increased the weighting in this sector by adding internet infrastructure holdings and processing companies where, we believe, earnings will be more stable in the future.

Aerial Communications, which introduced new and improved roaming coverage; Network Solutions, which announced intentions to come to an agreement with another company to expand its domain-name registration services internationally; and Gemstar International, which received a new key patent, all contributed substantially to the portfolio.

Total Renal Care, a provider of integrated dialysis services for patients with chronic kidney failure, detracted the most from the portfolio's performance; however, we took the opportunity to add to our position because we continue to believe in the company's fundamentals. We sold a portion of Quintiles Transnational, the biggest company conducting clinical trials for drug makers, after it warned that profits will miss estimates both this year and next.

Over the next twelve months, we believe opportunities exist for investors of small and mid-cap stocks and we are beginning to see signs that the market is broadening.

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview


Large-Cap Value Portfolio

                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                              Charles Albers and
                              Nikolaos Monoyios,
                                  Oppenheimer
                             Tenure: December 1998


Portfolio Performance

During the latest quarter, the well-diversified Evergreen Masters Large Cap Value Portfolio performed relatively well. The portfolio's sector weightings produced mixed results during the quarter: the portfolio's largest overweight was Consumer Cyclicals, which performed below average, and the largest underweight was Financials, which also performed below average. On the positive side, our quantitative stock selection models, which are a central part of our portfolio management process, displayed very good predictive power this past quarter, aiding the portfolio's performance.

Portfolio Actions

Significant purchases and sales included the following stocks:


Purchases                Sales
---------                -----
DuPont                   Merck
Dow Chemical             Microsoft
Biogen                   Bristol Meyers
Teradyne
Veritas Software

In general, we have continued to lighten up on some of the "Nifty Fifty" type names, while investing in a broad list of stocks, which appear to offer better near-term appreciation prospects.

Portfolio Characteristics

The weighted average market cap of the portfolio was lowered during September to $90.7 billion which is at 85% of the S&P 500 as of September 30, 1999 and the lowest point of the last twelve months.

Outlook

Our top-down model that attempts to predict the relative performance of large-cap vs. small-cap stocks suggests that the long period of extraordinary excess by the very largest stocks may be coming to an end. Indeed, during the third quarter of 1999, returns on the Russell 2000 Index (-6.32%) were very close to the S&P 500 Index (-6.25%).

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview

Large-Cap Growth Portfolio

                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                              Putnam Growth Team
                             Tenure: December 1998


The nine-month period ended September 30, 1999, was marked by rapid, widespread market rotation. In the first three months, large-cap growth stocks set records (mid and small-cap stocks did not participate in these gains). Growth stocks continued to outperform their value counterparts. After a second-quarter broadening, third-quarter markets again narrowed with large-cap growth stocks in the lead. By late September, fewer than 240 stocks and only 4 of 11 industry groups in the S&P 500 showed gains year to date.

Throughout the period, the U.S. economy continued to demonstrate growth with no visible signs of inflation and minimal interest rate increases. Large-cap stocks, particularly in the growth area, with the exception of the second quarter, dominated the market. Markets have remained narrow, with the majority of growth coming from the energy (higher oil prices) and technology sectors.

Evergreen Masters Fund Large Cap Growth Portfolio's performance was hampered by weak stock performance in health care and financial services and from the strong performance of the energy, basic industry, and capital goods sectors; areas in which the portfolio was underweighted. These sectors are composed of economically sensitive, cyclical stocks, but lack the type of growth stocks that meet our large-cap growth investment criteria.

Overall, the portfolio's best-performing sectors were consumer staples, communications services and conglomerates.

Looking ahead, we believe that in this uncertain economic and interest rate environment, high-quality growth companies should benefit from persistent demand and visible earnings growth, particularly within the technology and communications sectors. Despite high stock price valuations, growth companies also continue to be helped by low inflation. Market volatility (both sector rotation and individual stock volatility) are expected to remain high.

The Evergreen Masters Fund Large Cap Growth Portfolio's investment philosophy remains constant: We believe that a strategy of systematic selection of high quality growth stocks, combined with rigorous risk management and a disciplined sell process, will generate attractive risk-adjusted returns over the course of a market cycle.

                                   EVERGREEN
                                   Omega Fund
                   Fund at a Glance as of September 30, 1999

"During most of the fiscal year, we emphasized large-cap technology companies,and we have increased that emphasis since June."



                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                            Maureen E. Cullinane, CFA
                               Tenure: April 1989


                           CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 4/29/1968     Class A    Class B   Class C   Class Y
Class Inception Date                   4/29/1968  8/2/1993  8/2/1993  1/13/1997
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 32.95%    33.57%    37.52%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  39.56%    38.57%    38.52%    39.99%
--------------------------------------------------------------------------------
3 years                                  20.68%    21.00%    21.69%    22.86%
--------------------------------------------------------------------------------
5 years                                  20.45%    20.42%    20.60%    21.75%
--------------------------------------------------------------------------------
10 years                                 16.54%    16.51%    16.52%    17.17%
--------------------------------------------------------------------------------
Since Inception                          11.57%    11.56%    11.57%    11.76%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%     n/a
                                       Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                                $2.61     $2.61     $2.61     $2.61
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH


                                    [GRAPH]


              S & P 500     Consumer Price      Russell 1000      Evergreen
              Composite       Index - US           Growth          Omega A

30-Sep-89       10,000          10,000             10,000           9,525
30-Sep-90        9,060          10,616              9,231           8,972
30-Sep-91       11,879          10,976             12,800          13,100
30-Sep-92       13,188          11,304             14,192          13,863
30-Sep-93       14,897          11,608             15,040          18,520
30-Sep-94       15,447          11,952             15,918          17,365
30-Sep-95       20,038          12,256             21,041          22,181
30-Sep-96       24,115          12,624             25,544          25,052
30-Sep-97       33,861          12,896             34,816          31,718
30-Sep-98       36,888          13,088             38,680          33,123
30-Sep-99       46,652          13,400             52,161          46,227

Comparison of a $10,000 investment in Evergreen Omega Fund, Class A Shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Growth and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Growth are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Omega Fund Class A shares had a total return of 39.56%. During the same twelve-month period, the Russell 1000 Growth Index, a benchmark for growth stock investing, returned 34.85% and the median return in the new Multi-Cap Growth Fund category was 37.88%, according to Lipper Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                        $775,831,970
--------------------------------------------------------------------
Number of Holdings                                                64
--------------------------------------------------------------------
Beta                                                            1.01
--------------------------------------------------------------------
P/E Ratio                                                      44.3x
--------------------------------------------------------------------

What was the investment environment like during the twelve-month period?

The first six months were an excellent period for growth stock investing. During the second half of the fiscal year, however, shifting investor sentiment and growing fears about higher interest rates restrained performance.

Over the full twelve months, we saw tremendous swings in the market. Performance during the first three months of the fiscal year was led by large-company growth stocks, particularly in the technology industries. During the subsequent six months we saw steadily increasing interest in mid-cap and small-cap companies and in cyclical stocks, which tend to do well when the economy is growing. In the final quarter of the fiscal year, however, sentiment turned back in favor of the larger company stocks.

In the last few months of the fiscal year, investors were concerned that the strong economic growth earlier in the year would lead to inflation and encourage the Federal Reserve Board to raise short-term rates as a pre-emptive step to slow the economy and prevent an increase in inflation. The Federal Reserve did raise short-term rates twice during the period and warned that it could raise rates again. The fear that the Federal Reserve might raise short-term rates further has been an overhang on the market recently. Investors worried that if interest rate increases did slow economic growth, then the same would happen to corporate earnings growth.

Looking at the full year, leadership in the market was concentrated in a relatively narrow group of stocks, predominantly technology stocks, with a handful of performers in other industries. Technology was the only sector that did well for the entire year. Investors recognized that it was the technology revolution that has allowed our economy to enjoy sustained growth with very little inflation. When very few businesses have the power to raise their prices significantly, companies find ways to absorb manufacturing and raw materials costs. Technology has been the tool.

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                30.5%
----------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment               11.0%
----------------------------------------------------------------------
Pharmaceuticals                                                   9.6%
----------------------------------------------------------------------
Communication Systems & Services                                  6.0%
----------------------------------------------------------------------
Retailing & Wholesale                                             5.2%
----------------------------------------------------------------------

Within this environment, what strategies did you pursue in managing the Fund?

Evergreen Omega Fund is a growth fund that invests in companies of all sizes, or market capitalizations. During most of the fiscal year, we emphasized large-cap technology companies, and we have increased that emphasis since June. The "Substitution of Technology for Human Labor" has been a major investment theme in the Fund. Most of our technology investments were concentrated in the electronics, software and telecommunications industries.

We invested in many large-cap market leaders such as Intel, Microsoft, EMC and Cisco Systems. We also had some mid-cap technology holdings, such as Antec, which makes set-top boxes for cable television systems; Veritas Software, an industry leader in software for data management and data protection; and Microchip Technology, a manufacturer of programmable chips.

Healthcare is another long-term investment theme in the Fund as we have tried to take advantage of the "Aging of America" trend. Although the industry did not perform well during the past twelve months, we have maintained reasonable weighting in healthcare, between 12% and 15% of net assets. Some of the more successful holdings included Millennium Pharmaceuticals, a biotechnology company, and Forest Laboratories, a drug manufacturer. The industry's relatively weak performance during the fiscal year was related to the national debate about Medicare reform and government drug reimbursement policy. Healthcare stocks should show improved performance as the industry's earnings growth begins to look more attractive in an environment of slowing economic growth.

Broadcasting, entertainment and energy stocks were other successful areas of investment in the past year. CBS, Time-Warner, Viacom and Univision Communications contributed to the Fund's performance. Industry consolidation and strong advertising trends have been the drivers of performance in this sector. Our energy investments, primarily in the oil field service area, advanced sharply when crude oil prices started to rise. Exploration should recover over the next twelve months, which also should benefit our holdings of natural gas stocks, Apache and Devon Energy.


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Tyco International Ltd.                                       3.5%
------------------------------------------------------------------
Microsoft Corp.                                               3.4%
------------------------------------------------------------------
EMC Corp.                                                     3.3%
------------------------------------------------------------------
Intel Corp.                                                   3.3%
------------------------------------------------------------------
General Electric Co.                                          2.8%
------------------------------------------------------------------
Sun Microsystems, Inc.                                        2.7%
------------------------------------------------------------------
Monsanto Co.                                                  2.5%
------------------------------------------------------------------
Cisco Systems, Inc.                                           2.5%
------------------------------------------------------------------
Warner-Lambert Co.                                            2.3%
------------------------------------------------------------------
Apache Corp.                                                  2.2%
------------------------------------------------------------------

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview


What is your outlook?

The Federal Reserve Board has a great influence on stock market sentiment. The Fed is working to sustain the longest-running economic recovery in the nation's history. The economy has been growing steadily since 1982 and the stock market has had strong uninterrupted performance since the early 90s. During this time, the Federal Reserve has walked a tightrope, lowering rates when it wanted to spur the economy, raising rates and tightening money supply when it wanted to restrain growth and thwart inflation. The Federal Reserve's goal has been to keep gross domestic product (GDP) growth in the 2 1/2% to 3% range, which it considers ideal.

Right now, we are seeing a pickup in economic growth overseas, both in Asia and in Europe. If this trend continues, we believe globally oriented companies should continue to do well even if economic growth in the United States slows.

We are concerned, however, with the relative narrowness of the group of stocks that has dominated market performance. Large-cap technology stocks and the biggest companies in the S&P 500 have been the performance leaders. Over the next twelve months, we anticipate moderate economic growth, moderate interest rates and moderate inflation. If investors begin to believe, as we do, in sustainable earnings growth, then the market should broaden beyond the current "Nifty Fifty" company names and more stocks should participate in the market's advance.

                                   EVERGREEN
                           Small Company Growth Fund
                   Fund at a Glance as of September 30, 1999

"We maintained a well diversified portfolio that we managed flexibly to shift industry weightings and take advantage of opportunities that presented themselves in different industry groups."


                                   Portfolio
                                   Management
                                   ----------

                                    [PHOTO]
                           J. Gary Craven, CFA, CPA
                             Tenure: November 1996


                           CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A, B and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.


                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 9/11/1935     Class A   Class B   Class C   Class Y
Class Inception Date                   1/20/1998 9/11/1935 1/26/1998 1/26/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 32.99%    33.95%    37.65%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  39.74%    38.95%    38.65%    40.01%
--------------------------------------------------------------------------------
3 years                                   1.84%     2.15%     2.79%     3.79%
--------------------------------------------------------------------------------
5 years                                   8.65%     8.73%     8.92%    10.00%
--------------------------------------------------------------------------------
10 years                                 12.66%    12.51%    12.30%    13.50%
--------------------------------------------------------------------------------
Since Portfolio Inception                 9.99%     9.94%     9.83%    10.14%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%      n/a
                                        Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                                $1.18     $1.18     $1.18     $1.18
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.

                                    [GRAPH]

                                LONG TERM GROWTH

         Russell 2000      Consumer Price     Evergreen Small Co
                             Index - US            Growth B
Sep-89      10,000             10,000               10,000
Sep-90       7,285             10,616                7,755
Sep-91      10,569             10,976               13,099
Sep-92      11,532             11,304               13,896
Sep-93      15,356             11,608               21,447
Sep-94      15,767             11,952               21,154
Sep-95      19,450             12,256               29,311
Sep-96      22,005             12,624               29,864
Sep-97      29,308             12,896               35,384
Sep-98      23,733             13,088               23,387
Sep-99      28,259             13,400               32,495


Comparison of a $10,000 investment in Evergreen Small Company Growth Fund, Class B shares2, versus a similar investment in the Russell 2000 Index (Russell
2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

                                   EVERGREEN
                           Small Company Growth Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Small Company Growth Fund Class B shares had a total return of 38.95%. During the same twelve-month period, the Russell 2000 Index, a commonly used benchmark for smaller company stocks, had a return of 19.07%, while the median return of funds in the new Mid-Cap Growth category was 43.84%, according to Lipper, Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $822,481,837
--------------------------------------------------------------------------------
Number of Holdings                                                           138
--------------------------------------------------------------------------------
Beta                                                                        1.14
--------------------------------------------------------------------------------
P/E Ratio                                                                  31.5x
--------------------------------------------------------------------------------


How would you describe the investment environment and the factors affecting performance?

The year began at the end of a strong downdraft in the small company stock market, caused by fears of the possible effects of the Asian financial crisis and the accompanying liquidity crisis. However, this downdraft was more the result of perceptions than actual problems, and the market started to recover after hitting its low point on October 8, 1998. In fact, the Fund's Class B total return from that date through September 30, 1999 was 69.30%. The Fund benefited from a powerful rally as investors began to focus on earnings and growth opportunities, rather than on fears. We took advantage of opportunities in many industries, especially among companies involved in telecommunications equipment and internet infrastructure. During the fiscal year, we kept the Fund over-weighted in technology industries. Technology stocks contributed more than one-third of the Fund's total return.

What were your principal strategies in this environment?

We maintained a well diversified portfolio that we managed flexibly to shift industry weightings and take advantage of opportunities that presented themselves in different industry groups. At the same time, we emphasized technology companies throughout the year. In the fall of 1998, for example, we emphasized semi-conductor industries, while in the spring of 1999, we shifted to internet-related industries. In the spring, we also increased our weightings in cyclical industries (or industries that tend to prosper as the economy grows) as it became apparent that the Asian economies were recovering and that economic growth in the U.S. remained strong.

This summer, we allocated about 10% of the portfolio into energy and oil-related investments, which experienced strong appreciation. More recently, we have invested in opportunities in wireless telecommunications. We anticipate that everyone will soon be able to access the internet, transfer data, and exchange e-mail with hand-held equipment. The companies that will be enabling these activities have excellent investment potential. We also have emphasized companies involved in meeting the tremendous demand of corporations to interface with their customers and suppliers on the internet.


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                          27.7%
--------------------------------------------------------------------------------
Communication Systems & Services                                            7.9%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              6.4%
--------------------------------------------------------------------------------
Electrical Equipment & Services                                             5.5%
--------------------------------------------------------------------------------
Telecommunication Services & Equipment                                      5.5%
--------------------------------------------------------------------------------

                                   EVERGREEN
                           Small Company Growth Fund
                          Portfolio Manager Interview


What were some of the industries and companies that helped performance?

It was clear to us very early that one of the surest ways to make money was to invest in small, internet-related companies and then to bring them public through initial public stock offerings. One of our most successful investments is CMGI, Inc., a venture capital firm that invests in small, internet-related companies, incubates them, and then brings them to the public market.

In the semi-conductor area, we had large holdings in two companies meeting the almost insatiable demand for broadband services. Both PMC-Sierra and Conexant Systems, Inc., were extremely successful investments.

From the cyclical industries, Roper Industries was the Fund's largest holding for much of the fiscal year. This diversified manufacturer of industrial controls and fluid-handling products performed very well. Another successful cyclical company investment was BJ Services, which is involved in oil services.


                                 Top 10 Holdings
                         -------------------------------
                         (as a percentage of net assets)

Roper Industries, Inc.                                                     4.1%
--------------------------------------------------------------------------------
McLeod USA, Inc., Cl. A                                                    3.2%
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                       3.0%
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                         2.8%
--------------------------------------------------------------------------------
Univision Communications, Inc., Cl. A                                      2.4%
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                                                           2.1%
--------------------------------------------------------------------------------
Conexant Systems, Inc.                                                     2.0%
--------------------------------------------------------------------------------
Navigant Consulting Co.                                                    1.9%
--------------------------------------------------------------------------------
BJ Services Co., Inc.                                                      1.8%
--------------------------------------------------------------------------------
Devry, Inc.                                                                1.7%
--------------------------------------------------------------------------------

Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

What is your outlook for small- and mid-cap companies in light of the strong performance during the past year?

We think the prospects for smaller company stocks are the best they have been for several years. After two and one-half years of under performance relative to large company stocks, small and mid-sized company stocks finally held their own in 1999. These stocks performed well because of the strong earnings growth of their companies. We anticipate this stock price performance will attract more capital to the market, which can have a significant impact. For perspective, the market cap of Microsoft is $490 billion. This is more than the combined market capitalizations of 1,000 small-cap stocks added together. As a result, small shifts in investment dollars into smaller company stocks can have a big impact on stock prices.

We believe the abundance of new and emerging opportunities justifies an extremely positive earnings outlook for smaller growth companies. Even after the strong performance in 1999, most small company stocks remained inexpensive when compared with large company stocks, using such standards as price/earnings ratios. As a result, we think there will continue to be excellent investment opportunities.

                                   EVERGREEN
                              Stock Selector Fund
                   Fund at a Glance as of September 30, 1999

"During the twelve months, the Fund was broadly diversified among industry sectors. Technology stocks were among the most important contributors to performance."


                                   Portfolio
                                  Management
                                  ----------

                        [PHOTO]                        [PHOTO]
               Timothy M. Stevenson, CFA, CMT    Eric M.Teal
               Tenure: October 1999              Tenure: October 1999


                          CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00% and 1.00% respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 2/28/1990    Class A    Class B    Class C    Class Y
Class Inception Date                  2/28/1990  11/7/1997  6/30/1999  2/21/1995
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                28.76%     29.18%     33.88%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                 35.15%     34.18%     34.88%     35.49%
--------------------------------------------------------------------------------
3 years                                 17.80%     15.01%     19.64%     20.00%
--------------------------------------------------------------------------------
5 years                                 20.01%     18.55%     21.13%     21.41%
--------------------------------------------------------------------------------
Since Portfolio Inception               16.43%     15.80%     17.00%     17.14%
--------------------------------------------------------------------------------
Maximum Sales Charge                     4.75%      5.00%      1.00%      n/a
--------------------------------------------------------------------------------
                                       Front End     CDSC       CDSC
12-month dividends per share            $0.01        --         --       $0.02
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                               $4.11      $4.11        --       $4.11
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH


          S & P 500      Consumer Price     Evergreen Stock
          Composite        Index - US          Selector A
Feb-90      10,000           10,000               9,452
Sep-90       9,404           10,367               8,714
Sep-91      12,330           10,719              12,471
Sep-92      13,688           11,039              13,918
Sep-93      15,462           11,336              15,755
Sep-94      16,033           11,672              16,300
Sep-95      20,799           11,969              20,362
Sep-96      25,030           12,328              24,818
Sep-97      35,147           12,594              35,698
Sep-98      38,288           12,781              31,490
Sep-99      48,423           13,086              42,581


Comparison of a $10,000 investment in Evergreen Stock Selector Fund Class A shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                  EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund produced strong returns over the fiscal year, significantly outpacing the performance of its benchmark, the S&P 500 Stock Index. For the twelve-month period ended September 30, 1999, the Fund's Class A shares produced a total return of 35.15%. For the same period, the S&P 500 Stock Index returned 27.79%. All share classes outperformed more than 80% of the funds in the Lipper Multi-Cap Core Funds Category. The returns are before the deduction of any applicable sales charges.


                                    Portfolio
                                 Characteristics
                                 ---------------
Total Net Assets                                                  $500,311,710
--------------------------------------------------------------------------------
Number of Holdings                                                          95
--------------------------------------------------------------------------------
P/E Ratio                                                                21.6x
--------------------------------------------------------------------------------
Beta                                                                      1.14
--------------------------------------------------------------------------------

What was the investment environment like during the twelve months?

The fiscal year started out on a strong note as recovery in Asian markets, Federal Reserve Board interest-rate cuts and strong corporate profits helped boost the stock market to new highs. Initially, the stock market's breadth (the number of stocks participating in the market's advance) was narrow, with most gains coming from large-cap and technology stocks. As the year progressed, however, the market broadened, and stocks across the board (small-cap, mid-cap, large-cap, growth and value) participated in the market's upward momentum. Investors welcomed this "all inclusive" trend, because for more than a year, the performance of most stocks had trailed that of large-cap and technology stocks.

Toward the end of the period, market sentiment changed considerably, as investors became concerned about a variety of issues. Investors worried about a flare-up of inflation, the possibility of higher interest rates, the prospect of weaker corporate earnings and the declining value of the dollar in relation to the yen. The uncertainty in the market led to broad fluctuations in stock prices. Once again, technology stocks became market leaders, and most small and mid-cap stocks gave up the gains they had made earlier. Even though inflation remained at a moderate level, the Federal Reserve Board took a pre-emptive stance against inflation. From June through August 1999, the Federal Reserve raised interest rates twice. As the period drew to a close, stocks traded in a broad range, as uncertainty in the market continued to prevail.

                                Top 5 Industries
                         -------------------------------
                         (as a percentage of net assets)

Information Services & Technology                                          16.0%
--------------------------------------------------------------------------------
Finance & Insurance                                                        10.2%
--------------------------------------------------------------------------------
Communication Systems & Services                                            9.2%
--------------------------------------------------------------------------------
Food & Beverage Products                                                    8.8%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              7.8%
--------------------------------------------------------------------------------

                                   EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

What led to the Fund's strong performance?

During the twelve months, the Fund was broadly diversified among industry sectors. Technology, communications, basic materials, capital goods, consumer cyclicals, energy, financial and healthcare were some of the areas in which we invested. Technology stocks were among the most important contributors to performance. In this area we emphasized software companies and businesses that we believed would benefit from some of the significant trends developing around the internet, such as electronic commerce and on-line advertising. Some of the Fund's biggest holdings in the technology area included well known names, such as America Online, Microsoft, and Apple Computer. Energy companies, which benefited from an increase in oil prices, were also strong performers, as were consumer cyclical stocks, led by specialty retailer Best Buy. Strong demand for new products helped boost Best Buy's performance.

                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Microsoft Corp.                                                           4.5%
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                   4.2%
--------------------------------------------------------------------------------
Apple Computer                                                            4.0%
--------------------------------------------------------------------------------
MCI WorldCom, Inc.                                                        3.7%
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                 3.6%
--------------------------------------------------------------------------------
General Electric Co.                                                      3.5%
--------------------------------------------------------------------------------
America Online, Inc.                                                      3.1%
--------------------------------------------------------------------------------
GTE Corp.                                                                 2.7%
--------------------------------------------------------------------------------
MediaOne Group, Inc.                                                      2.6%
--------------------------------------------------------------------------------
EMC Corp.                                                                 2.4%
--------------------------------------------------------------------------------

What areas did not meet your expectations?

The Fund's over-weighted position in retail stocks and its under-exposure to telephone companies detracted from performance. Also, the Fund had a relatively big commitment to property and casualty insurance companies. Stock prices on such companies declined significantly, in the wake of Hurricane Floyd's destructive force. Financial stocks also had a tough time, because of uncertainty over the direction of interest rates.

What is your outlook?

Our long-term outlook for the stock market and for the Fund is positive. In the short term, however, we believe the market may be hampered by the uncertainty surrounding the direction of interest rates and inflation. We believe the underpinnings of the economy are strong and this bodes well for the long-term prospects of stocks. Should the market experience a significant downturn, we would view that as an ordinary part of the investment process and likely use it as an opportunity to purchase more stocks at attractive prices. Going forward we will maintain our strategy of seeking the best stocks we can find in a variety of economic sectors and industries across the market capitalization spectrum.

                                   EVERGREEN
                             Strategic Growth Fund
                   Fund at a Glance as of September 30, 1999


"We maintained our focus on large-cap growth companies, while emphasizing leaders in the technology, information services and communications industries."


                                  Portfolio
                                  Management
                                  ----------


                                    [PHOTO]

                           Maureen E. Cullinane, CFA
                              Tenure: April 1995


                            CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A, B and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.


                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 9/11/1935    Class A    Class B    Class C    Class Y
Class Inception Date                  1/20/1998  9/11/1935  1/22/1998  6/30/1999
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                24.00%     24.15%     28.15%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                 30.15%     29.15%     29.15%     30.48%
--------------------------------------------------------------------------------
3 years                                 22.09%     22.85%     23.19%     24.40%
--------------------------------------------------------------------------------
5 years                                 19.12%     19.42%     19.42%     20.60%
--------------------------------------------------------------------------------
10 years                                14.87%     14.88%     14.50%     15.72%
--------------------------------------------------------------------------------
Since Portfolio Inception               11.76%     11.71%     11.60%     11.91%
--------------------------------------------------------------------------------
Maximum Sales Charge                     4.75%      5.00%      1.00%      n/a
                                       Front-End    CDSC       CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                               $1.34      $1.34      $1.34        --
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge unless noted.


                                    [GRAPH]

                                LONG TERM GROWTH

         S & P 500        Consumer Price    Evergreen Strategic   Russell 1000
         Composite          Index - US           Growth B            Growth
Sep-89    10,000              10,000              10,000             10,000
Sep-90     9,060              10,616               8,762              9,231
Sep-91    11,879              10,976              11,956             12,800
Sep-92    13,188              11,304              12,639             14,192
Sep-93    14,897              11,608              16,289             15,040
Sep-94    15,447              11,952              16,354             15,918
Sep-95    20,038              12,256              19,433             21,041
Sep-96    24,115              12,624              21,254             25,544
Sep-97    33,861              12,896              29,826             34,816
Sep-98    36,888              13,088              31,008             38,680
Sep-99    46,652              13,400              40,048             52,161


Comparison of a $10,000 investment in Evergreen Strategic Growth Fund Class B shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500), the Russell 1000 Growth Index (Russell 1000) and the Consumer Price Index
(CPI).

The S&P 500 and the Russell 1000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Strategic Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Strategic Growth Fund Class B shares had a total return of 29.15%. During the same twelve-month period, the Russell 1000 Growth Index, a benchmark for growth stock investing, returned 34.85% and the median return in the new Large-Cap Growth Fund category was 34.94%, according to Lipper Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.


                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $967,655,287
--------------------------------------------------------------------------------
Number of Holdings                                                            58
--------------------------------------------------------------------------------
Beta                                                                        1.04
--------------------------------------------------------------------------------
P/E Ratio                                                                  36.6x
--------------------------------------------------------------------------------


What was the investment environment like during the twelve-month period?

The first six months was an excellent period for growth stock investing. During the second half of the fiscal year, however, shifting investor sentiment and growing fears about higher interest rates tended to restrain performance.

Over the full twelve months, we saw tremendous swings in the market. Performance during the first three months of the fiscal year--the last three months of 1998--was led by large-company growth stocks, particularly in the technology industries. During the subsequent six months--January through June 1998--we saw steadily increasing interest in mid-cap and small-cap companies and in cyclical stocks, which tend to do well when the economy is growing. In the final quarter of the fiscal year, however, sentiment turned back in favor of the larger company stocks.

In the last few months of the fiscal year, investors increasingly were concerned that the strong economic growth earlier in the year would lead to inflation and encourage the Federal Reserve Board to raise short-term rates as a pre-emptive step to slow the economy and prevent an increase in inflation. The Federal Reserve did raise short-term rates twice during the period and warned it could raise rates again. The fear that the Federal Reserve might raise short-term rates further has been an overhang on the market recently. Investors worried that if interest rate increases did slow economic growth, corporate earnings growth also would slow.

Looking at the full year, leadership in the market was concentrated in a relatively narrow group of stocks, predominantly technology stocks, with a handful of performers in other industries. Technology was the only sector that did well for the entire year. Investors recognized that it was the technology revolution that has allowed our economy to enjoy sustained growth with very little inflation. When very few businesses have the power to raise their prices significantly, companies found ways to absorb manufacturing and raw materials costs. Technology has been the tool.


                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Information Services & Technology                                          27.6%
--------------------------------------------------------------------------------
Printing, Publishing, Broadcasting
& Entertainment                                                             8.6%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             7.0%
--------------------------------------------------------------------------------
Communication Systems & Services                                            6.3%
--------------------------------------------------------------------------------
Retailing & Wholesale                                                       6.0%
--------------------------------------------------------------------------------

                                   EVERGREEN
                             Strategic Growth Fund
                          Portfolio Manager Interview

Within this environment, what strategies did you pursue in managing the Fund?

Evergreen Strategic Growth Fund is a well-diversified growth fund that typically emphasizes large-cap growth companies. We maintained that focus, while emphasizing leaders in the technology, information services and communications industries. We had major holdings in companies such as IBM, Intel, Microsoft, EMC and Cisco Systems.

In the telecommunications area, we had significant holdings in two leading companies in wireless communications equipment, Motorola and Nokia. We also had limited exposure to some mid-cap companies, such as Veritas Software, which is a market leader in providing software for data management and data protection systems.

Broadcasting, entertainment and energy stocks were other successful areas of investment in the past year. CBS, Clear Channel Communications, Time-Warner and Viacom contributed to the Fund's performance. Industry consolidation and strong advertising trends have been the drivers to performance of this sector. Our energy investments, primarily in the oil field service area, advanced sharply when crude oil prices started to rise. Exploration should recover over the next twelve months, which should benefit our holdings of BJ Services, Diamond Offshore and Apache.

Healthcare was a drag on performance for much of the past year. Despite stable earnings growth, pharmaceutical stocks suffered from the uncertainty generated by the national debate about Medicare reform and government drug reimbursement policy. We believe healthcare stocks should show improved performance next year as the industry's earnings growth begins to look more attractive in an environment of slowing economic growth.


                                 Top 10 Holdings
                         -------------------------------
                         (as a percentage of net assets)

Microsoft Corp.                                                             4.5%
--------------------------------------------------------------------------------
Intel Corp.                                                                 4.1%
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.7%
--------------------------------------------------------------------------------
General Electric Co.                                                        3.7%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.8%
--------------------------------------------------------------------------------
International Business Machines Corp.                                       2.5%
--------------------------------------------------------------------------------
EMC Corp.                                                                   2.4%
--------------------------------------------------------------------------------
Motorola, Inc.                                                              2.4%
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                      2.3%
--------------------------------------------------------------------------------
Warner-Lambert Co.                                                          2.2%
--------------------------------------------------------------------------------

                                   EVERGREEN
                              Strategic Growth Fund
                          Portfolio Manager Interview

What is your outlook?

The Federal Reserve Board has a great influence on stock market sentiment. The Federal Reserve working to sustain the longest-running economic recovery in the nation's history. The economy has been growing steadily since 1982 and the stock market has had strong uninterrupted performance since the early 1990s. During this time, the Federal Reserve has walked a tightrope, lowering rates when it wanted to spur the economy, raising rates and tightening money supply when it wanted to restrain growth and thwart inflation. The Federal Reserve's goal has been to keep gross domestic product (GDP) growth in the 2 1/2% to 3% range, which it considers ideal.

Right now, we are seeing a pickup in economic growth overseas, both in Asia and in Europe. If this trend continues, we believe globally oriented companies should continue to do well even if economic growth in the United States slows.

We are concerned, however, with the relative narrowness of the group of stocks that has dominated market performance. Large-cap technology stocks and the biggest companies in the S&P 500 have been the performance leaders. Over the next twelve months, we anticipate moderate economic growth, moderate interest rates and moderate inflation. If investors begin to believe, as we do, in sustainable earnings growth, then the market should broaden beyond the current "Nifty Fifty" company names and more stocks should participate in the market's advance.

                                   EVERGREEN
                            Tax Strategic Equity Fund
                   Fund at a Glance as of September 30, 1999


"While we buy companies with good growth prospects, we are interested in buying these stocks at reasonable prices."



                              Portfolio Management
--------------------------------------------------------------------------------


                   [PHOTO]                   [PHOTO]

               Jean C. Ledford,          Richard S. Welsh
                    CFA
               Tenure: August 1999       Tenure: August 1999


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00%, 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 9/1/1998    Class A    Class B    Class C    Class Y
Class Inception Date                  9/4/1998 10/14/1998  11/4/1998   9/1/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge               25.44%     26.03%     30.22%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                31.69%     31.03%     31.22%     32.34%
--------------------------------------------------------------------------------
Since Portfolio Inception              30.75%     32.54%     36.35%     37.43%
--------------------------------------------------------------------------------
Maximum Sales Charge                    4.75%      5.00%      1.00%      n/a
                                      Front End    CDSC       CDSC
--------------------------------------------------------------------------------
12-month dividends per share           $0.02      $0.02      $0.02      $0.02
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                                    [GRAPH]

             S & P 500        Consumer Price      Evergreen Tax Strat
             Composite          Index - US             Equity A
Sep-98        10,000              10,000                 9,526
Oct-98        10,814              10,024                11,002
Nov-98        11,464              10,024                11,771
Dec-98        12,121              10,018                12,191
Jan-99        12,618              10,043                11,869
Feb-99        12,210              10,055                11,646
Mar-99        12,684              10,086                12,182
Apr-99        13,165              10,159                12,970
May-99        12,836              10,159                12,925
Jun-99        13,534              10,159                13,556
Jul-99        13,100              10,189                13,055
Aug-99        13,019              10,214                12,580
Sep-99        12,647              10,238                12,544


Comparison of a $10,000 investment in Evergreen Strategic Equity Fund, Class A shares/1/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                            Tax Strategic Equity Fund
                          Portfolio Manager Interview

How did the Evergreen Tax Strategic Equity Fund perform?

The Tax Strategic Equity Fund's Class A shares had a total return of 31.69% for the twelve-month period ended September 30, 1999. During the same twelve-month period, the Standard & Poor's 500 Index had a return of 27.80% while the median return of funds in the new Multi-Cap Value Fund category was 15.17%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund performance is before deduction of any applicable sales charges.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                   $ 17,553,180
-------------------------------------------------------------------------------
Number of Holdings                                                           77
-------------------------------------------------------------------------------
P/E Ratio                                                                 49.9x
-------------------------------------------------------------------------------

Tell us about the new portfolio management team that took responsibility for the Fund in August.

We have a five-member team with a depth of investment experience--almost 50 years total. The lead manager is Jean Ledford, an investment professional with more than 19 years' experience. For the previous 2 1/2 years, she was the lead manager of American Century Select Fund. Before joining American Century Investments, she was investment director of the State of Wisconsin Investment Board. Three of the remaining four members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. The fifth member of the team is Caroline Yu, an analyst who had been at Evergreen Asset Management Corp.

Jean Ledford also is President and Chief Executive Officer of Evergreen Asset Management Corp. She was appointed to that position following the retirement of Stephen A. Lieber in August.

How would you describe your investment style?

One of the hallmarks of our team goals is to manage funds that produce attractive Sharpe Ratios, which measure the amount of risk taken for the returns obtained. Basically, we seek strong performance for less risk. We build portfolios from the bottom up, emphasizing the selection of individual stocks of attractive companies with opportunities to improve their earnings. Our style allows us to find securities in a wide variety of industries and our portfolios are well diversified. We are not traditional growth or core buyers in the sense that we are not looking for any absolute figures in terms of earnings growth rates or price-to-growth rates. While we buy companies with good growth prospects, we are interested in buying these stocks at reasonable prices.

One consequence of this broader diversification is that we expect the volatility or variability of performance will be reduced when compared to the S&P 500. We pick stocks one at a time, and our concentrations in industries and sectors will result from that stock-picking discipline. We are bottom-up stock pickers, not top-down investors who choose industries based on economic forecasts.

The key to our style is the search for changes on the margin that can increase a company's earnings growth rate. We look for factors such as a new management team, a restructuring, a new product or geographical expansion. As we construct a portfolio from our stock picks, we are careful to determine how much risk we are taking.

                                   EVERGREEN
                            Tax Strategic Equity Fund
                          Portfolio Manager Interview


Our sell discipline is just the reverse of our buy discipline. When a stock stops exhibiting an upward drift or momentum in earnings, we begin the process of lightening our position. We look not just at absolute earnings trends, but also at events on the margin that could affect earnings trends, such as the loss of a key executive, the failure of a new product or a botched restructuring.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

Information Services & Technology                                         14.3%
-------------------------------------------------------------------------------
Finance & Insurance                                                        9.3%
-------------------------------------------------------------------------------
Healthcare Products & Services                                             7.6%
-------------------------------------------------------------------------------
Retailing & Wholesale                                                      6.9%
-------------------------------------------------------------------------------
Electrical Equipment & Services                                            6.6%
-------------------------------------------------------------------------------

What are some of the changes you are making as you implement your strategy in the Tax Strategic Equity Fund?

We are proceeding very cautiously, consistent with the Fund's objective of limiting the tax consequences of investment decisions. We expect the Fund will continue to emphasize large company holdings. We plan to increase the number of technology-related companies and reduce the number of finance-related companies, and provide greater overall diversification among industries and sectors.

While there may be a gradual migration in the portfolio, we stress that we will be very conscious of the capital gains implications in the sales of any securities. We want to avoid creating unnecessary capital gains tax obligations for shareholders.


                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

International Business Machines Corp.                                      4.1%
-------------------------------------------------------------------------------
Microsoft Corp.                                                            3.9%
-------------------------------------------------------------------------------
Global Crossing Ltd.                                                       3.4%
-------------------------------------------------------------------------------
General Electric Co.                                                       3.0%
-------------------------------------------------------------------------------
Williams Sonoma, Inc.                                                      2.8%
-------------------------------------------------------------------------------
Meade Instruments Corp.                                                    2.7%
-------------------------------------------------------------------------------
Intel Corp.                                                                2.3%
-------------------------------------------------------------------------------
Emerson Electric Co.                                                       2.2%
-------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                  2.0%
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        2.0%
-------------------------------------------------------------------------------

What is your outlook?

We believe that by increasing the overall diversification of the portfolio, we have given the Fund the ability to get through short-term market volatility more smoothly than it has in the past.

At this point, most investors are wrestling with the question of whether we are witnessing the start of a strong upturn in inflation, versus the low pace of inflation of the past several years. When inflationary pressures start to emerge, stocks in industries such as basic materials, energy and technology start to outperform stocks in other industries. When there is very little inflation, we see relatively stronger performance in the traditional areas such as healthcare and the financials.

[CAPTION]

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended September 30,
                         ------------------------------------------------------        Year Ended
                          1999 #     1998 #     1997 #     1996     1995 (a)(b)  October 31, 1994 (a) #
CLASS A
Net asset value,
 beginning of period     $  21.26   $  23.48   $  21.04   $ 17.37     $ 13.85           $ 14.44
                         --------   --------   --------   -------     -------           -------
Income from investment
 operations
Net investment loss         (0.22)     (0.25)     (0.21)    (0.15)      (0.16)            (0.13)
Net realized and
 unrealized gains or
 losses on securities        7.46      (1.12)      2.65      4.46        3.68             (0.22)
                         --------   --------   --------   -------     -------           -------
Total from investment
 operations                  7.24      (1.37)      2.44      4.31        3.52             (0.35)
                         --------   --------   --------   -------     -------           -------
Distributions to
 shareholders from
Net realized gains          (2.63)     (0.85)         0     (0.64)          0             (0.24)
                         --------   --------   --------   -------     -------           -------
Total distributions to
 shareholders               (2.63)     (0.85)         0     (0.64)          0             (0.24)
                         --------   --------   --------   -------     -------           -------
Net asset value, end of
 period                  $  25.87   $  21.26   $  23.48   $ 21.04     $ 17.37           $ 13.85
                         --------   --------   --------   -------     -------           -------
Total return*               36.92%     (5.93%)    11.60%    25.62%      25.42%            (2.42%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $166,524   $137,776   $173,982   $96,608     $70,858           $64,635
Ratios to average net
 assets
 Expenses**                  1.18%      1.33%      1.26%     1.22%       1.47%+            1.25%
 Net investment income      (0.92%)    (1.14%)    (1.05%)   (0.86%)     (1.12%)+          (0.92%)
Portfolio turnover rate        86%        22%        56%       33%         31%               59%

                                         Year Ended September 30,
                             ------------------------------------------------
                             1999 #    1998 #    1997 #     1996     1995 (c)
CLASS B
Net asset value, beginning
 of period                   $ 20.78   $ 23.18   $ 20.89   $ 17.35    $15.82
                             -------   -------   -------   -------    ------
Income from investment
 operations
Net investment loss            (0.40)    (0.41)    (0.37)    (0.16)    (0.03)
Net realized and unrealized
 gains or losses on
 securities                     7.29     (1.14)     2.66      4.34      1.56
                             -------   -------   -------   -------    ------
Total from investment
 operations                     6.89     (1.55)     2.29      4.18      1.53
                             -------   -------   -------   -------    ------
Distributions to
 shareholders from
Net realized gains             (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Total distributions to
 shareholders                  (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Net asset value, end of
 period                      $ 25.04   $ 20.78   $ 23.18   $ 20.89    $17.35
                             -------   -------   -------   -------    ------
Total return*                  36.00%    (6.82%)   10.96%    24.88%     9.67%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $56,466   $36,301   $41,167   $21,644    $2,858
Ratios to average net
 assets
 Expenses**                     1.93%     2.08%     2.02%     1.98%     2.09%+
 Net investment income         (1.67%)   (1.88%)   (1.80%)   (1.60%)   (1.71%)+
Portfolio turnover rate           86%       22%       56%       33%       31%

(a) Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Equity Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the result of operations of ABT Emerging Growth Fund prior to June 30, 1995.
(b) For the eleven months ended September 30, 1995. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1995.
(c) For the period from July 7, 1995 (commencement of class operations) to Sep-tember 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS C
Net asset value, beginning of
 period                         $20.75   $23.16   $20.88   $17.31    $16.42
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment loss              (0.39)   (0.41)   (0.36)   (0.15)    (0.01)
Net realized and unrealized
 gains or losses on securities    7.25    (1.15)    2.64     4.36      0.90
                                ------   ------   ------   ------    ------
Total from investment
 operations                       6.86    (1.56)    2.28     4.21      0.89
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net realized gains               (2.63)   (0.85)       0    (0.64)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (2.63)   (0.85)       0    (0.64)        0
                                ------   ------   ------   ------    ------
Net asset value, end of period  $24.98   $20.75   $23.16   $20.88    $17.31
                                ------   ------   ------   ------    ------
Total return*                    35.90%   (6.87%)  10.92%   25.11%     5.42%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $4,685   $2,570   $3,992   $  991    $  416
Ratios to average net assets
 Expenses**                       1.92%    2.08%    2.02%    1.96%     2.09%+
 Net investment income           (1.67%)  (1.88%)  (1.80%)  (1.57%)   (1.51%)+
Portfolio turnover rate             86%      22%      56%      33%       31%

                                         Year Ended September 30,
                             ------------------------------------------------
                             1999 #    1998 #    1997 #     1996     1995 (b)
CLASS Y
Net asset value, beginning
 of period                   $ 21.46   $ 23.57   $ 21.09   $ 17.38    $15.79
                             -------   -------   -------   -------    ------
Income from investment
 operations
Net investment loss            (0.17)    (0.20)    (0.17)    (0.06)    (0.01)
Net realized and unrealized
 gains or losses on
 securities                     7.57     (1.06)     2.65      4.41      1.60
                             -------   -------   -------   -------    ------
Total from investment
 operations                     7.40     (1.26)     2.48      4.35      1.59
                             -------   -------   -------   -------    ------
Distributions to
 shareholders from
Net realized gains             (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Total distributions to
 shareholders                  (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Net asset value, end of
 period                      $ 26.23   $ 21.46   $ 23.57   $ 21.09    $17.38
                             -------   -------   -------   -------    ------
Total return                   37.36%    (5.43%)   11.76%    25.84%    10.07%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $28,867   $28,314   $44,384   $25,918    $1,889
Ratios to average net
 assets
 Expenses**                     0.93%     1.08%     1.01%     0.97%     1.08%+
 Net investment income         (0.67%)   (0.89%)   (0.78%)   (0.60%)   (0.71%)+
Portfolio turnover rate           86%       22%       56%       33%       31%

(a) For the period from August 3, 1995 (commencement of class operations) to September 30, 1995.
(b) For the period from July 11, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS A
Net asset value, beginning of
 period                         $21.11   $22.96   $17.64   $15.55    $11.97
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment income             0.02     0.06     0.11     0.12      0.01
Net realized and unrealized
 gains or losses on securities    3.22    (1.31)    5.71     2.61      3.57
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.24    (1.25)    5.82     2.73      3.58
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income            (0.04)   (0.10)   (0.09)   (0.06)        0
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.11)   (0.60)   (0.50)   (0.64)        0
                                ------   ------   ------   ------    ------
Net asset value, end of period  $24.24   $21.11   $22.96   $17.64    $15.55
                                ------   ------   ------   ------    ------
Total return*                    15.34%   (5.59%)  33.72%   18.07%    29.91%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $  180   $  183   $  161   $   87    $   29
Ratios to average net assets
 Expenses**                       1.39%    1.44%    1.40%    1.45%     1.70%+
 Net investment income            0.06%    0.24%    0.58%    0.63%     0.13%+
Portfolio turnover rate             35%       7%      12%      15%       19%

                                          Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS B
Net asset value, beginning of
 period                         $20.82   $22.69   $17.49   $15.48    $11.97
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment loss              (0.17)   (0.12)   (0.03)   (0.03)    (0.02)
Net realized and unrealized
 gains or losses on securities    3.22    (1.25)    5.64     2.64      3.53
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.05    (1.37)    5.61     2.61      3.51
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income                0        0        0    (0.02)        0
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.07)   (0.50)   (0.41)   (0.60)        0
                                ------   ------   ------   ------    ------

Net asset value, end of period  $23.80   $20.82   $22.69   $17.49    $15.48
                                ------   ------   ------   ------    ------
Total return*                    14.65%   (6.18%)  32.69%   17.29%    29.32%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $  646   $  624   $  503   $  254    $   74
Ratios to average net assets
 Expenses**                       2.14%    2.19%    2.15%    2.18%     2.32%+
 Net investment income           (0.70%)  (0.50%)  (0.16%)  (0.10%)   (0.48%)+
Portfolio turnover rate             35%       7%      12%      15%       19%

(a) For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                         Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS C
Net asset value, beginning of
 period                         $20.79   $22.66   $17.47   $15.48    $11.97
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment income (loss)     (0.16)   (0.11)   (0.04)       0     (0.01)
Net realized and unrealized
 gains or losses on securities    3.21    (1.26)    5.64     2.61      3.52
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.05    (1.37)    5.60     2.61      3.51
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income                0        0        0    (0.04)        0
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.07)   (0.50)   (0.41)   (0.62)        0
                                ------   ------   ------   ------    ------
Net asset value, end of period  $23.77   $20.79   $22.66   $17.47    $15.48
                                ------   ------   ------   ------    ------
Total return*                    14.67%   (6.19%)  32.67%   17.29%    29.32%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $   14   $   13   $    9   $    6    $    2
Ratios to average net assets
 Expenses**                       2.14%    2.19%    2.16%    2.14%     2.12%+
 Net investment income           (0.70%)  (0.50%)  (0.18%)  (0.07%)   (0.31%)+
Portfolio turnover rate             35%       7%      12%      15%       19%

                                         Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996      1995
CLASS Y
Net asset value, beginning of
 period                         $21.25   $23.07   $17.71   $15.59    $14.62
                                ------   ------   ------   ------    ------
Income From investment
 operations
Net investment income             0.07     0.12     0.16     0.24      0.10
Net realized and unrealized
 gains or losses on securities    3.28    (1.30)    5.73     2.55      3.10
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.35    (1.18)    5.89     2.79      3.20
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income            (0.05)   (0.14)   (0.12)   (0.09)    (0.07)
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)    (2.16)
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.12)   (0.64)   (0.53)   (0.67)    (2.23)
                                ------   ------   ------   ------    ------

Net asset value, end of period  $24.48   $21.25   $23.07   $17.71    $15.59
                                ------   ------   ------   ------    ------
Total return                     15.79%   (5.25%)  34.08%   18.43%    26.79%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $1,086   $1,028   $1,104   $  841    $  612
Ratios to average net assets
 Expenses**                       1.14%    1.18%    1.15%    1.15%     1.16%
 Interest expense                  N/A      N/A      N/A      N/A      0.06%
 Net investment income            0.30%    0.49%    0.80%    0.93%     0.53%
Portfolio turnover rate             35%       7%      12%      15%       19%

(a) For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS A
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.05)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.10
                                                             ------
Total from investment operations                               0.05
                                                             ------
Net asset value, end of period                               $10.05
                                                             ------
Total return*                                                  0.50%
Ratios and supplemental data
Net assets, end of period (millions)                         $  168
Ratios to average net assets
 Expenses**                                                    1.72%+
 Net investment income                                        (0.70%)+
Portfolio turnover rate                                          63%

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS B
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.09)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.10
                                                             ------
Total from investment operations                               0.01
                                                             ------
Net asset value, end of period                               $10.01
                                                             ------
Total return*                                                  0.10%
Ratios and supplemental data
Net assets, end of period (millions)                         $   83
Ratios to average net assets
 Expenses**                                                    2.47%+
 Net investment income                                        (1.48%)+
Portfolio turnover rate                                          63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS C
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.09)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.09
                                                             ------
Total from investment operations                               0.00
                                                             ------
Net asset value, end of period                               $10.00
                                                             ------
Total return*                                                  0.00%
Ratios and supplemental data
Net assets, end of period (millions)                         $    5
Ratios to average net assets
 Expenses**                                                    2.47%+
 Net investment income                                        (1.48%)+
Portfolio turnover rate                                          63%

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS Y
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.01)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.08
                                                             ------
Total from investment operations                               0.07
                                                             ------
Net asset value, end of period                               $10.07
                                                             ------
Total return                                                   0.70%
Ratios and supplemental data
Net assets, end of period (millions)                         $    3
Ratios to average net assets
 Expenses**                                                    1.50%+
 Net investment income                                        (0.43%)+
Portfolio turnover rate                                          63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                             Year Ended September 30,          Year Ended December 31,
                         -------------------------------    ----------------------------
                          1999 #     1998 #    1997 (a)#      1996       1995     1994
CLASS A
Net asset value,
 beginning of period     $  21.50   $  22.69   $  19.52     $  19.56   $  15.54  $ 17.11
                         --------   --------   --------     --------   --------  -------
Income from investment
 operations
Net investment income
 (loss)                     (0.17)     (0.09)     (0.03)       (0.06)         0     0.04
Net realized and
 unrealized gains or
 losses on securities        8.10       1.03       4.05         2.15       5.58    (1.00)
                         --------   --------   --------     --------   --------  -------
Total from investment
 operations                  7.93       0.94       4.02         2.09       5.58    (0.96)
                         --------   --------   --------     --------   --------  -------
Distributions to
 shareholders from
Net realized gains          (2.61)     (2.13)     (0.85)       (2.13)     (1.56)   (0.61)
                         --------   --------   --------     --------   --------  -------
Total distributions to
 shareholders               (2.61)     (2.13)     (0.85)       (2.13)     (1.56)   (0.61)
                         --------   --------   --------     --------   --------  -------
Net asset value, end of
 period                  $  26.82   $  21.50   $  22.69     $  19.52   $  19.56  $ 15.54
                         --------   --------   --------     --------   --------  -------
Total return*               39.56%      4.43%     21.45%       11.31%     36.94%   (5.66%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $371,361   $156,220   $162,847     $154,825   $135,079  $99,569
Ratios to average net
 assets
 Expenses**                  1.30%      1.32%      1.32%+       1.33%      1.38%    1.41%
 Net investment income      (0.66%)    (0.38%)    (0.20%)+     (0.29%)     0.00%    0.27%
Portfolio turnover rate       120%       159%        76%         173%       159%     137%

                             Year Ended September 30,         Year Ended December 31,
                         -------------------------------    ---------------------------
                          1999 #     1998 #    1997 (a)#     1996      1995      1994
CLASS B
Net asset value,
 beginning of period     $  20.32   $  21.71   $  18.83     $ 19.10   $ 15.34   $ 17.06
                         --------   --------   --------     -------   -------   -------
Income from investment
 operations
Net investment loss         (0.34)     (0.25)     (0.15)      (0.17)    (0.09)    (0.06)
Net realized and
 unrealized gains or
 losses on securities        7.62       0.99       3.88        2.03      5.41     (1.60)
                         --------   --------   --------     -------   -------   -------
Total from investment
 operations                  7.28       0.74       3.73        1.86      5.32     (1.66)
                         --------   --------   --------     -------   -------   -------
Distributions to
 shareholders from
Net realized gains          (2.61)     (2.13)     (0.85)      (2.13)    (1.56)    (0.06)
                         --------   --------   --------     -------   -------   -------
Total distributions to
 shareholders               (2.61)     (2.13)     (0.85)      (2.13)    (1.56)    (0.06)
                         --------   --------   --------     -------   -------   -------
Net asset value, end of
 period                  $  24.99   $  20.32   $  21.71     $ 18.83   $ 19.10   $ 15.34
                         --------   --------   --------     -------   -------   -------
Total return*               38.57%      3.64%     20.68%      10.31%    35.70%    (6.57%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $372,956   $114,068   $110,349     $89,921   $71,636   $32,266
Ratios to average net
 assets
 Expenses**                  2.05%      2.10%      2.18%+      2.20%     2.29%     2.30%
 Net investment income      (1.41%)    (1.16%)    (1.06%)+    (1.15%)   (0.94%)   (0.58%)
Portfolio turnover rate       120%       159%        76%        173%      159%      137%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                            Year Ended September 30,       Year Ended December 31,
                         -----------------------------   --------------------------
                         1999 #    1998 #    1997 (a)#    1996      1995      1994
CLASS C
Net asset value,
 beginning of period     $ 20.37   $ 21.74    $ 18.86    $ 19.13   $ 15.37   $17.09
                         -------   -------    -------    -------   -------   ------
Income from investment
 operations
Net investment loss        (0.33)    (0.25)     (0.15)     (0.18)    (0.13)   (0.07)
Net realized and
 unrealized gains or
 losses on securities       7.62      1.01       3.88       2.04      5.45    (1.04)
                         -------   -------    -------    -------   -------   ------
Total from investment
 operations                 7.29      0.76       3.73       1.86      5.32    (1.11)
                         -------   -------    -------    -------   -------   ------
Distributions to
 shareholders from
Net realized gains         (2.61)    (2.13)     (0.85)     (2.13)    (1.56)   (0.61)
                         -------   -------    -------    -------   -------   ------
Total distributions to
 shareholders              (2.61)    (2.13)     (0.85)     (2.13)    (1.56)   (0.61)
                         -------   -------    -------    -------   -------   ------
Net asset value, end of
 period                  $ 25.05   $ 20.37    $ 21.74    $ 18.86   $ 19.13   $15.37
                         -------   -------    -------    -------   -------   ------
Total return*              38.52%     3.73%     20.65%     10.29%    35.62%   (6.56%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $26,929   $13,752    $16,067    $17,628   $13,963   $9,900
Ratios to average net
 assets
 Expenses**                 2.04%     2.11%      2.18%+     2.21%     2.30%    2.30%
 Net investment income     (1.40%)   (1.16%)    (1.05%)+   (1.17%)   (0.91%)  (0.63%)
Portfolio turnover rate      120%      159%        76%       173%      159%     137%


                                                  Year Ended September 30,
                                                 ---------------------------
                                                 1999 #   1998 #   1997 (b)#
CLASS Y
Net asset value, beginning of period             $21.54   $22.68    $19.98
                                                 ------   ------    ------
Income from investment operations
Net investment loss                               (0.11)   (0.02)    (0.01)
Net realized and unrealized gains on securities    8.14     1.01      3.56
                                                 ------   ------    ------
Total from investment operations                   8.03     0.99      3.55
                                                 ------   ------    ------
Distributions to shareholders from
Net realized gains                                (2.61)   (2.13)    (0.85)
                                                 ------   ------    ------
Total distributions to shareholders               (2.61)   (2.13)    (0.85)
                                                 ------   ------    ------
Net asset value, end of period                   $26.96   $21.54    $22.68
                                                 ------   ------    ------
Total return                                      39.99%    4.67%    18.60%
Ratios and supplemental data
Net assets, end of period (thousands)            $4,586   $  571    $    5
Ratios to average net assets
 Expenses**                                        1.05%    1.11%     1.24%+
 Net investment income                            (0.42%)  (0.09%)   (0.21%)+
Portfolio turnover rate                             120%     159%       76%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                               Year Ended
                                                              September 30,
                                                           -------------------
                                                           1999 #   1998 (a) #
CLASS A
Net asset value, beginning of period                       $ 5.72     $ 7.75
                                                           ------     ------
Income from investment operations
Net investment loss                                         (0.04)     (0.04)
Net realized and unrealized gains or losses on securities
 and futures contracts                                       1.97      (1.99)
                                                           ------     ------
Total from investment operations                             1.93      (2.03)
                                                           ------     ------
Distributions to shareholders from
Net realized gains                                          (1.18)         0
                                                           ------     ------
Total distributions to shareholders                         (1.18)         0
                                                           ------     ------
Net asset value, end of period                             $ 6.47     $ 5.72
                                                           ------     ------
Total return*                                               39.74%    (26.19%)
Ratios and supplemental data
Net assets, end of period (millions)                       $  712     $  589
Ratios to average net assets
 Expenses**                                                  1.17%      1.15%+
 Net investment income                                      (0.63%)    (0.50%)+
Portfolio turnover rate                                       125%        97%

                           Year Ended September 30,       Year Ended May 31,
                         ----------------------------  ------------------------
                         1999 #   1998 #   1997 (b) #   1997     1996     1995
CLASS B
Net asset value,
 beginning of period     $ 5.69   $ 9.44     $ 8.44    $10.35   $ 8.62   $ 7.64
                         ------   ------     ------    ------   ------   ------
Income from investment
 operations
Net investment loss       (0.07)   (0.07)     (0.04)    (0.11)   (0.13)   (0.07)
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts     1.95    (2.90)      1.74     (0.78)    2.87     1.68
                         ------   ------     ------    ------   ------   ------
Total from investment
 operations                1.88    (2.97)      1.70     (0.89)    2.74     1.61
                         ------   ------     ------    ------   ------   ------
Distributions to
 shareholders from
Net realized gains        (1.18)   (0.78)     (0.70)    (1.02)   (1.01)   (0.63)
                         ------   ------     ------    ------   ------   ------
Total distributions to
 shareholders             (1.18)   (0.78)     (0.70)    (1.02)   (1.01)   (0.63)
                         ------   ------     ------    ------   ------   ------
Net asset value, end of
 period                  $ 6.39   $ 5.69     $ 9.44    $ 8.44   $10.35   $ 8.62
                         ------   ------     ------    ------   ------   ------
Total return*             38.95%  (33.91%)    21.43%    (8.61%)  33.03%   23.58%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $  107   $  200     $1,546    $1,407   $2,006   $1,460
Ratios to average net
 assets
 Expenses**                1.93%    1.36%      1.77%+    1.75%    1.73%    1.78%
 Net investment income    (1.35%)  (0.89%)    (1.43%)+  (1.32%)  (1.34%)  (1.10%)
Portfolio turnover rate     125%      97%        28%       48%      94%      38%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the four months ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                               Year Ended
                                                             September  30,
                                                           -------------------
                                                           1999 #   1998 (a) #
CLASS C
Net asset value, beginning of period                       $ 5.70    $  7.73
                                                           ------    -------
Income from investment operations
Net investment loss                                         (0.07)     (0.10)
Net realized and unrealized gains or losses on securities
 and futures contracts                                       1.94      (1.93)
                                                           ------    -------
Total from investment operations                             1.87      (2.03)
                                                           ------    -------
Distributions to shareholders from
Net realized gains                                          (1.18)         0
                                                           ------    -------
Total distributions to shareholders                         (1.18)         0
                                                           ------    -------
Net asset value, end of period                             $ 6.39    $  5.70
                                                           ------    -------
Total return*                                               38.65%    (26.26%)
Ratios and supplemental data
Net assets, end of period (millions)                       $    2    $     4
Ratios to average net assets
 Expenses**                                                  1.93%      1.90%+
 Net investment income                                      (1.36%)    (1.32%)+
Portfolio turnover rate                                       125%        97%

                                                               Year Ended
                                                              September 30,
                                                           -------------------
                                                           1999 #   1998 (a) #
CLASS Y
Net asset value, beginning of period                       $ 5.74    $  7.73
                                                           ------    -------
Income from investment operations
Net investment loss                                         (0.03)     (0.02)
Net realized and unrealized gains or losses on securities
 and futures contracts                                       1.98      (1.97)
                                                           ------    -------
Total from investment operations                             1.95      (1.99)
                                                           ------    -------
Distributions to shareholders from
Net realized gains                                          (1.18)         0
                                                           ------    -------
Total distributions to shareholders                         (1.18)         0
                                                           ------    -------
Net asset value, end of period                             $ 6.51    $  5.74
                                                           ------    -------
Total return                                                40.01%    (25.74%)
Ratios and supplemental data
Net assets, end of period (millions)                       $    2    $     1
Ratios to average net assets
 Expenses**                                                  0.92%      0.91%+
 Net investment income                                      (0.42%)    (0.33%)+
Portfolio turnover rate                                       125%        97%

(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                             Year Ended                                       Period Ended October 31,
                           September 30,            Year Ended June 30,       ------------------------
                         ------------------    ------------------------------ Retail Class Prior Class
                          1999     1998 (e)     1998      1997    1996 (b)(c)   1995 (a)      1994
CLASS A
Net asset value,
 beginning of period     $ 18.34   $ 22.43     $ 21.13   $ 17.28    $ 17.08      $15.00      $ 15.39
                         -------   -------     -------   -------    -------      ------      -------
Income from investment
 operations
Net investment income
 (loss)                    (0.02)        0       (0.02)     0.07       0.12        0.18         0.11
Net realized and
 unrealized gains or
 losses on securities       5.86     (4.09)       4.24      5.32       1.49        2.87         0.22
                         -------   -------     -------   -------    -------      ------      -------
Total from investment
 operations                 5.84     (4.09)       4.22      5.39       1.61        3.05         0.33
                         -------   -------     -------   -------    -------      ------      -------
Distributions to
 shareholders from
Net investment income      (0.01)        0           0     (0.07)     (0.11)      (0.17)       (0.11)
Net realized gains         (4.11)        0       (2.92)    (1.47)     (1.30)      (0.80)       (0.61)
                         -------   -------     -------   -------    -------      ------      -------
Total distributions to
 shareholders              (4.12)        0       (2.92)    (1.54)     (1.41)      (0.97)       (0.72)
                         -------   -------     -------   -------    -------      ------      -------
Net asset value, end of
 period                  $ 20.06   $ 18.34     $ 22.43   $ 21.13    $ 17.28      $17.08      $ 15.00
                         -------   -------     -------   -------    -------      ------      -------
Total return*              35.15%   (18.23%)     21.54%    32.74%     19.11%      21.94%        2.21%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $20,930   $15,910     $20,509   $16,043    $11,178      $6,591      $50,128
Ratios to average net
 assets
 Expenses**                 1.10%     1.18%+      1.25%     1.23%      1.22%+      1.34%        1.49%+
 Net investment income     (0.16%)   (0.06%)+    (0.10%)    0.38%      0.89%+      1.23%        0.75%+
Portfolio turnover rate       85%       28%         61%       79%       114%        119%          35%

                                Year Ended September 30,
                              -----------------------------      Year Ended
                                 1999          1998 (d)       June 30, 1998 (e)
CLASS B
Net asset value, beginning
 of period                    $      18.23    $      22.33         $22.76 (f)
                              ------------    ------------         ------
Income from investment
 operations
Net investment loss                  (0.06)          (0.03)         (0.09)
Net realized and unrealized
 gains or losses on
 securities                           5.71           (4.07)          2.90
                              ------------    ------------         ------
Total from investment
 operations                           5.65           (4.10)          2.81
                              ------------    ------------         ------
Distributions to
 shareholders from
Net investment income                    0               0              0
Net realized gains                   (4.11)              0          (3.24)(f)
                              ------------    ------------         ------
Total distributions to
 shareholders                        (4.11)              0          (3.24)
                              ------------    ------------         ------
Net asset value, end of
 period                       $      19.77    $      18.23         $22.33
                              ------------    ------------         ------
Total return*                        34.18%         (18.36%)        14.38%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $      2,376    $        413         $  349
Ratios to average net assets
 Expenses**                           1.82%           1.94%+         2.00%+
 Net investment income               (0.86%)         (0.76%)+       (0.85%)+
Portfolio turnover rate                 85%             28%            61%

(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time, the Retail Class Shares of the Fund were exchanged for Class A Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from November 7, 1997 (commencement of class operations) to June 30, 1998.
(f) Amounts adjusted to reflect a reverse stock split which occurred on June 24, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                      Period Ended
                                                 September 30, 1999 (e)
CLASS C
Net asset value, beginning of period                     $21.58
                                                         ------
Income from investment operations
Net investment loss                                       (0.01)
Net realized and unrealized gains on securities           (1.55)
                                                         ------
Total from investment operations                          (1.56)
                                                         ------
Distributions to shareholders from
Net investment income                                         0
Net realized gains                                            0
                                                         ------
Total distributions to shareholders                           0
                                                         ------
Net asset value, end of period                           $20.02
                                                         ------
Total return*                                             (7.23%)
Ratios and supplemental data
Net assets, end of period (thousands)                    $   78
Ratios to average net assets
 Expenses**                                                1.87%+
 Net investment income                                    (0.78%)+
Portfolio turnover rate                                      85%

                            Year Ended                                         Institutional Class
                           September 30,           Year Ended June 30,              Year Ended
                         ------------------   -------------------------------  --------------------
                           1999    1998 (d)     1998      1997    1996 (b)(c)  October 31, 1995 (a)
CLASS Y
Net asset value,
 beginning of period     $  18.35  $  22.43   $  21.11  $  17.26   $  17.07          $  15.00
                         --------  --------   --------  --------   --------          --------
Income from investment
 operations
Net investment income        0.02      0.01       0.04      0.12       0.14              0.19
Net realized and
 unrealized gains or
 losses on securities        5.87     (4.09)      4.24      5.32       1.49              2.87
                         --------  --------   --------  --------   --------          --------
Total from investment
 operations                  5.89     (4.08)      4.28      5.44       1.63              3.06
                         --------  --------   --------  --------   --------          --------
Distributions to
 shareholders from
Net investment income       (0.02)        0      (0.04)    (0.12)     (0.14)            (0.19)
Net realized gains          (4.11)        0      (2.92)    (1.47)     (1.30)            (0.80)
                         --------  --------   --------  --------   --------          --------
Total distributions to
 shareholders               (4.13)        0      (2.96)    (1.59)     (1.44)            (0.99)
                         --------  --------   --------  --------   --------          --------
Net asset value, end of
 period                  $  20.11  $  18.35   $  22.43  $  21.11   $  17.26          $  17.07
                         --------  --------   --------  --------   --------          --------
Total return                35.49%   (18.19%)    21.90%    33.10%     19.24%            22.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $476,928  $424,992   $563,987  $515,015   $414,824          $378,352
Ratios to average net
 assets
 Expenses**                  0.85%     0.93%+     1.00%     0.98%      0.97%+            1.05%+
 Net investment income       0.09%     0.19%+     0.15%     0.63%      1.15%+            1.44%+
Portfolio turnover rate        85%       28%        61%       79%       114%              119%

(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                        Year Ended
                                                       September 30,
                                                     -------------------
                                                     1999 #   1998 (a) #
CLASS A
Net asset value, beginning of period                 $ 9.67     $9.12
                                                     ------     -----
Income from investment operations
Net investment income (loss)                          (0.03)     0.01
Net realized and unrealized gains on securities and
 foreign currency related transactions                 2.73      0.54
                                                     ------     -----
Total from investment operations                       2.70      0.55
                                                     ------     -----
Distributions to shareholders from
Net realized gains                                    (1.34)        0
                                                     ------     -----
Total distributions to shareholders                   (1.34)        0
                                                     ------     -----
Net asset value, end of period                       $11.03     $9.67
                                                     ------     -----
Total return*                                         30.15%     6.03%
Ratios and supplemental data
Net assets, end of period (millions)                 $  862     $ 706
Ratios to average net assets
 Expenses**                                            1.00%     1.10%+
 Net investment income                                (0.29%)    0.08%+
Portfolio turnover rate                                 132%      141%


                             Year Ended September 30,   Year Ended October 31,
                           ---------------------------- ---------------------
                           1999 #   1998 #   1997 (b) # 1996    1995    1994
CLASS B
Net asset value,
 beginning of period       $ 9.63   $10.61     $ 8.68   $8.05   $7.54   $9.00
                           ------   ------     ------   -----   -----   -----
Income from investment
 operations
Net investment income
 (loss)                     (0.11)   (0.03)      0.01   (0.04)  (0.02)      0
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                2.71     0.39       2.96    1.04    1.13    0.23
                           ------   ------     ------   -----   -----   -----
Total from investment
 operations                  2.60     0.36       2.97    1.00    1.11    0.23
                           ------   ------     ------   -----   -----   -----
Distributions to
 shareholders from
Net investment income           0    (0.02)         0   (0.01)      0       0
Net realized gains          (1.34)   (1.32)     (1.04)  (0.36)  (0.60)  (1.69)
                           ------   ------     ------   -----   -----   -----
Total distributions to
 shareholders               (1.34)   (1.34)     (1.04)  (0.37)  (0.60)  (1.69)
                           ------   ------     ------   -----   -----   -----
Net asset value, end of
 period                    $10.89   $ 9.63     $10.61   $8.68   $8.05   $7.54
                           ------   ------     ------   -----   -----   -----
Total return*               29.15%    3.87%     37.74%  12.95%  15.05%   3.55%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                $  103   $  130     $  920   $ 497   $ 492   $ 417
Ratios to average net
 assets
 Expenses**                  1.75%    1.36%      1.19%+  1.91%   2.01%   1.73%
 Net investment income      (1.03%)  (0.26%)     0.12%+ (0.48%) (0.25%) (0.17%)
Portfolio turnover rate       132%     141%        71%    156%    140%     68%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                        Year Ended
                                                       September 30,
                                                     -------------------
                                                     1999 #   1998 (a) #
CLASS C
Net asset value, beginning of period                 $ 9.63     $9.25
                                                     ------     -----
Income from investment operations
Net investment loss                                   (0.12)    (0.07)
Net realized and unrealized gains on securities and
 foreign currency related transactions                 2.72      0.45
                                                     ------     -----
Total from investment operations                       2.60      0.38
                                                     ------     -----
Distributions to shareholders from
Net realized gains                                    (1.34)        0
                                                     ------     -----
Total distributions to shareholders                   (1.34)        0
                                                     ------     -----
Net asset value, end of period                       $10.89     $9.63
                                                     ------     -----
Total return*                                         29.15%     4.11%
Ratios and supplemental data
Net assets, end of period (thousands)                $2,452     $ 453
Ratios to average net assets
 Expenses**                                            1.75%     1.84%+
 Net investment income                                (1.08%)   (0.80%)+
Portfolio turnover rate                                 132%      141%

                                                            Period Ended
                                                      September 30, 1999 (b) #
CLASS Y
Net asset value, beginning of period                          $ 11.28
                                                              -------
Income from investment operations
Net investment income                                               0
Net realized and unrealized losses on securities and
 foreign currency related transactions                          (0.36)
                                                              -------
Total from investment operations                                (0.36)
                                                              -------
Net asset value, end of period                                $ 10.92
                                                              -------
Total return                                                    (3.19%)
Ratios and supplemental data
Net assets, end of period (thousands)                         $   238
Ratios to average net assets
 Expenses**                                                      0.75%+
 Net investment income                                          (0.10%)+
Portfolio turnover rate                                           132%

(a) For the period from January 22, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                ----------------------------
                                                  1999 #         1998 (a)#
CLASS A
Net asset value, beginning of period            $      10.65    $      10.11
                                                ------------    ------------
Income from investment operations
Net investment income (loss)                           (0.03)              0
Net realized and unrealized gains or losses on
 securities                                             3.41            0.54
                                                ------------    ------------
Total from investment operations                        3.38            0.54
                                                ------------    ------------
Distributions to shareholders from
Net investment income                                  (0.02)              0
                                                ------------    ------------
Total distributions to shareholders                    (0.02)              0
                                                ------------    ------------
Net asset value, end of period                  $      14.01    $      10.65
                                                ------------    ------------
Total return*                                          31.69%           5.34%
Ratios and supplemental data
Net assets, end of period (thousands)           $      5,055    $         10
Ratios to average net assets
 Expenses**                                             1.58%           1.54%+
 Net investment income                                 (0.25%)          9.12%+
Portfolio turnover rate                                   90%              0%

                                                      Period Ended
                                                 September 30, 1999 (b)#
CLASS B
Net asset value, beginning of period                     $10.26
                                                         ------
Income from investment operations
Net investment income                                     (0.13)
Net realized and unrealized gains on securities            3.83
                                                         ------
Total from investment operations                           3.70
                                                         ------
Distributions to shareholders from
Net investment income                                     (0.02)
                                                         ------
Total distributions to shareholders                       (0.02)
                                                         ------
Net asset value, end of period                           $13.94
                                                         ------
Total return*                                             36.01%
Ratios and supplemental data
Net assets, end of period (thousands)                    $7,882
Ratios to average net assets
 Expenses**                                                2.33%+
 Net investment income                                    (1.03%)+
Portfolio turnover rate                                      90%

(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                      Period Ended
                                                 September 30, 1999 (a)#
CLASS C
Net asset value, beginning of period                     $12.51
                                                         ------
Income from investment operations
Net investment income                                     (0.14)
Net realized and unrealized gains on securities            1.61
                                                         ------
Total from investment operations                           1.47
                                                         ------
Distributions to shareholders from
Net investment income                                     (0.02)
                                                         ------
Total distributions to shareholders                       (0.02)
                                                         ------
Net asset value, end of period                           $13.96
                                                         ------
Total return*                                             11.71%
Ratios and supplemental data
Net assets, end of period (thousands)                    $2,162
Ratios to average net assets
 Expenses**                                                2.33%+
 Net investment income                                    (0.98%)+
Portfolio turnover rate                                      90%

                                                     Year Ended
                                                   September 30,
                                                 ------------------
                                                 1999 #   1998 (b)#
CLASS Y
Net asset value, beginning of period             $10.65    $10.00
                                                 ------    ------
Income from investment operations
Net investment income                                 0         0
Net realized and unrealized gains on securities    3.45      0.65
                                                 ------    ------
Total from investment operations                   3.45      0.65
                                                 ------    ------
Distributions to shareholders from
Net investment income                             (0.02)        0
                                                 ------    ------
Total distributions to shareholders               (0.02)        0
                                                 ------    ------
Net asset value, end of period                   $14.08    $10.65
                                                 ------    ------
Total return                                      32.34%     6.50%
Ratios and supplemental data
Net assets, end of period (thousands)            $2,454    $3,629
Ratios to average net assets
 Expenses**                                        1.32%     1.30%+
 Net investment income                            (0.01%)    8.87%+
Portfolio turnover rate                              90%        0%

(a) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.
(b) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 96.6%
            Business Equipment &
             Services - 3.0%
    225,000 Paychex, Inc. .......................................   $  7,678,125
                                                                    ------------
            Chemical & Agricultural
             Products - 2.9%
    205,000 Monsanto Co. ........................................      7,315,938
                                                                    ------------
            Communication Systems &
             Services - 8.3%
     80,000 * Allegiance Telecom, Inc. ..........................      4,210,000
    175,000 * Cisco Systems, Inc. ...............................     11,998,437
     40,000 * MCI WorldCom, Inc. ................................      2,875,000
     40,000 * Tellabs, Inc. .....................................      2,277,500
                                                                    ------------
                                                                      21,360,937
                                                                    ------------
            Finance & Insurance - 5.9%
    112,500 American Int'l Group, Inc. ..........................      9,780,469
    123,300 Citigroup, Inc. .....................................      5,425,200
                                                                    ------------
                                                                      15,205,669
                                                                    ------------
            Healthcare Products &
             Services - 12.8%
    350,000 * Health Management Associates, Inc., Cl. A .........      2,581,250
    260,000 Medtronic, Inc. .....................................      9,230,000
    203,700 * Osteotech, Inc. ...................................      2,775,413
    230,000 * VISX, Inc. ........................................     18,191,562
                                                                    ------------
                                                                      32,778,225
                                                                    ------------
            Information Services &
             Technology - 35.2%
    250,000 * American Power Conversion Corp. ...................      4,750,000
     99,000 * Citrix Systems, Inc. ..............................      6,131,812
     75,000 * Clarify, Inc. .....................................      3,773,438
    105,000 * Cree Research, Inc. ...............................      3,563,438
    185,000 * Cymer, Inc. .......................................      6,417,187
    250,000 * EMC Corp. .........................................     17,859,375
     21,300 * Engage Technologies, Inc. .........................        802,744
    135,000 Intel Corp. .........................................     10,032,187
     60,000 * JDS Uniphase Corp. ................................      6,828,750
    200,000 * Microsoft Corp. ...................................     18,112,500
    120,000 * Veritas Software Corp. ............................      9,112,500
     35,500 * Vitesse Semiconductor Corp. .......................      3,030,813
                                                                    ------------
                                                                      90,414,744
                                                                    ------------
            Oil/Energy - 5.3%
    122,600 Apache Corp. ........................................      5,294,787
    200,000 Devon Energy Corp. ..................................      8,287,500
                                                                    ------------
                                                                      13,582,287
                                                                    ------------

    Shares                                                            Value

 COMMON STOCKS - continued
              Oil Field Services - 4.2%
      103,000 * BJ Services Co., Inc. ..........................   $  3,276,687
      100,000 Diamond Offshore Drilling, Inc. ..................      3,337,500
       55,000 ENSCO International, Inc. ........................        993,438
      100,000 * Weatherford International, Inc. ................      3,200,000
                                                                   ------------
                                                                     10,807,625
                                                                   ------------
              Pharmaceuticals - 5.1%
      140,000 * Enzon, Inc. ....................................      4,270,000
       35,000 * Forest Laboratories, Inc. ......................      1,474,375
      225,000 ICN Pharmaceuticals, Inc. ........................      3,867,188
      235,000 * Neopharm, Inc. .................................      3,466,250
                                                                   ------------
                                                                     13,077,813
                                                                   ------------
              Printing, Publishing, Broadcasting &
               Entertainment - 6.1%
       75,000 * AMFM, Inc. .....................................      4,565,625
       75,000 * Clear Channel Communications, Inc. .............      5,990,625
      175,000 * Infinity Broadcasting Corp. ....................      5,129,687
                                                                   ------------
                                                                     15,685,937
                                                                   ------------
              Retailing & Wholesale - 7.8%
      150,000 * Bed Bath & Beyond, Inc. ........................      5,240,625
      150,000 Home Depot, Inc. .................................     10,293,750
      202,000 * Staples, Inc. ..................................      4,406,125
                                                                   ------------
                                                                     19,940,500
                                                                   ------------
              Total Common Stocks
               (cost $150,803,257)..............................    247,847,800
                                                                   ------------
  Principal
    Amount                                                            Value
 SHORT-TERM INVESTMENTS - 3.7%
              U.S. Government Agency
               Obligations - 3.7%
 $  9,403,000 Federal Agricultural Mortgage Corp. Discount Note
               5.20%, 10/1/1999
               (cost $9,403,000)................................      9,403,000
                                                                   ------------

              Total Investments -
               (cost $160,206,257).......................   100.3%  257,250,800
              Other Assets and Liabilities - net.........    (0.3)     (709,062)
                                                            -----  ------------
              Net Assets.................................   100.0% $256,541,738
                                                            =====  ============

* Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - 95.4%
             Banks - 11.4%
     479,186 1st Source Corp. .................................   $   11,500,464
      65,000 * American Bancshares, Inc. ......................          832,813
     160,310 Arrow Financial Corp. ............................        4,168,060
     101,495 Bank One Corp. ...................................        3,533,295
     613,510 BankAmerica Corp. ................................       34,164,838
   1,076,580 BankBoston Corp. .................................       46,696,657
     179,358 BB&T Corp. .......................................        5,806,715
      89,000 CCB Financial Corp. ..............................        3,704,625
     140,018 Chittenden Corp. .................................        3,990,513
     115,500 Comerica, Inc. ...................................        5,847,187
     109,318 Cornerstone Bancorp, Inc.**.......................        1,434,799
      15,000 Corus Bankshares, Inc. ...........................          384,375
      60,500 First State Bancorp ..............................        1,240,250
      20,500 Glacier Bancorp Inc. .............................          351,063
     160,000 Gold Banc Corp., Inc. ............................        1,580,000
     130,042 Hudson United Bancorp.............................        4,006,919
     133,187 M&T Bank Corp. ...................................       61,132,833
     338,286 National City Corp. ..............................        9,028,008
     187,779 Old Kent Financial Corp. .........................        6,971,295
     726,309 Republic Security Financial Corp. ................        6,309,809
      66,950 Seacoast Banking Corp. of Florida, Cl. A..........        1,970,841
      67,200 Suntrust Banks, Inc. .............................        4,418,400
                                                                  --------------
                                                                     219,073,759
                                                                  --------------
             Building, Construction & Furnishings - 2.3%
     272,900 Crossmann Communities, Inc. ......................        4,451,681
     335,600 * Genlyte Group, Inc. ............................        7,970,500
      83,300 * Knoll, Inc. ....................................        2,238,688
      72,600 * Koala Corp. ....................................        2,232,450
     460,200 La-Z-Boy Chair Co. ...............................        8,772,562
     235,600 M/I Schottenstein Homes, Inc. ....................        3,887,400
      78,000 * Mity Lite, Inc. ................................        1,404,000
     224,362 * Monaco Coach Corp. .............................        5,468,824
     434,100 * Toll Brothers, Inc. ............................        8,275,031
                                                                  --------------
                                                                      44,701,136
                                                                  --------------
             Business Equipment & Services - 1.0%
      93,000 Automatic Data Processing, Inc. ..................        4,150,125
      60,600 * Computer Sciences Corp. ........................        4,260,937
      77,130 First Data Corp. .................................        3,384,079
     164,700 * Zebra Technologies Corp., Cl. A.................        7,488,703
                                                                  --------------
                                                                      19,283,844
                                                                  --------------
             Chemical & Agricultural Products - 0.6%
     361,200 Sigma-Aldrich Corp. ..............................       11,468,100
                                                                  --------------
             Communication Systems & Services - 4.8%
     550,000 * Cisco Systems, Inc. ............................       37,709,375
     232,000 Coherent Communications Systems Corp., Inc. ......        5,176,500

   Shares                                                             Value

 COMMON STOCKS - continued
             Communication Systems & Services - continued
      99,600 * Echostar Communications Corp. ..................   $    9,044,925
     406,000 Lucent Technologies, Inc. ........................       26,339,250
     252,000 Tellabs, Inc. ....................................       14,348,250
      70,600 * Vertex Communications Corp. ....................          789,838
                                                                  --------------
                                                                      93,408,138
                                                                  --------------
             Consumer Products &
              Services - 2.5%
      95,000 Commonwealth Industries, Inc. ....................        1,276,563
      20,000 CPI Corp. ........................................          683,750
      63,300 Gucci Group.......................................        5,285,550
     284,550 Harman International
              Industries, Inc..................................       11,968,884
     345,115 Lancaster Colony Corp. ...........................       11,043,680
     196,000 Procter & Gamble Co. .............................       18,375,000
                                                                  --------------
                                                                      48,633,427
                                                                  --------------
             Diversified Companies - 1.1%
     197,000 Tyco International Ltd. ..........................       20,340,250
                                                                  --------------
             Electrical Equipment &
              Services - 4.6%
      76,500 Applied Power, Inc., Cl. A........................        2,323,687
     388,933 Baldor Electric Co. ..............................        7,365,419
      19,000 * Benchmark Electronics, Inc......................          670,938
       9,900 * Franklin Electric Co., Inc......................          653,400
     537,000 General Electric Co. .............................       63,668,062
      88,900 Measurement Specialties, Inc......................        1,633,537
      75,895 Molex, Inc........................................        2,760,681
     108,200 Motorola, Inc. ...................................        9,521,600
                                                                  --------------
                                                                      88,597,324
                                                                  --------------
             Electronic Equipment &
              Services - 0.4%
     155,000 * Jabil Circuit, Inc. ............................        7,672,500
                                                                  --------------
             Finance & Insurance - 8.3%
      49,166 Aegon N.V.........................................        4,252,859
      71,228 Allmerica Financial Corp..........................        3,392,233
     368,800 AMBAC Financial Group, Inc........................       17,471,900
      74,440 American Int'l Group, Inc.........................        6,471,627
      86,450 Chubb Corp........................................        4,306,291
     111,900 Countrywide Credit Industries, Inc. ..............        3,608,775
     121,600 Dain Rauscher Corp................................        5,958,400
     507,600 Federal Home Loan Mortgage Corp. .................       26,395,200
     668,000 Federal National Mortgage Assoc...................       41,875,250
     306,000 First American Financial Corp. ...................        4,092,750
     148,266 Legg Mason, Inc. .................................        5,680,441
      61,801 MBIA, Inc. .......................................        2,881,472
     507,600 MGIC Investment Corp. ............................       24,237,900
      55,988 Providian Financial Corp..........................        4,433,550
     421,410 * Seacoast Financial Services Corp. ..............        4,214,100
                                                                  --------------
                                                                     159,272,748
                                                                  --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Food & Beverage Products - 2.6%
     175,000 Anheuser Busch Companies, Inc. ...................   $   12,260,937
     431,100 Coca Cola Co. ....................................       20,719,744
     250,000 Pepsico, Inc......................................        7,562,500
     260,000 Philip Morris Companies, Inc......................        8,888,750
                                                                  --------------
                                                                      49,431,931
                                                                  --------------
             Healthcare Products &
              Services - 10.1%
      30,500 * Alza Corp.......................................        1,305,781
     190,000 Biomet, Inc.......................................        4,999,375
     206,596 * Boston Scientific Corp. ........................        5,100,339
      30,800 Elan Corp. Plc, ADR...............................        1,033,725
      80,000 * Express Scripts, Inc., Cl. A....................        6,260,000
     265,000 * Idexx Laboratories, Inc.........................        4,562,969
     390,000 Johnson & Johnson.................................       35,831,250
     179,000 Lilly (Eli) & Co..................................       11,456,000
      53,100 * Maxxim Medical, Inc.............................        1,271,081
     398,600 McKesson HBOC, Inc................................       11,559,400
   1,000,000 Merck & Co., Inc..................................       64,812,500
     468,000 Stryker Corp......................................       23,926,500
     174,500 VISX, Inc. .......................................       13,801,859
     138,000 Warner-Lambert Co.................................        9,159,750
                                                                  --------------
                                                                     195,080,529
                                                                  --------------
             Industrial Specialty Products & Services - 4.6%
     219,800 AptarGroup, Inc. .................................        5,879,650
      39,600 Badger Meter, Inc.................................        1,356,300
     290,000 * Dionex Corp. ...................................       12,397,500
     122,000 Dover Corp........................................        4,986,750
     202,900 Furon Co..........................................        5,059,819
     481,700 Gaylord Container Corp., Cl. A....................        3,432,113
     134,200 Kaydon Corp.......................................        3,338,225
     361,600 Leggett & Platt, Inc..............................        7,119,000
     100,000 * Meade Instruments Corp..........................        2,406,250
     223,200 Pall Corp. .......................................        5,175,450
     185,200 Park Electrochemical Corp.........................        6,088,450
      75,300 Robbins & Myers, Inc..............................        1,167,150
     176,500 Snap-on, Inc. ....................................        5,736,250
     185,000 Spartech Corp.....................................        5,422,812
      89,400 Tecumseh Products Co., Cl. A......................        4,481,175
      57,800 Tecumseh Products Co., Cl. B......................        2,608,225
     256,000 Teleflex, Inc.....................................       10,112,000
      50,000 Wescast Industries, Inc. .........................        1,431,250
                                                                  --------------
                                                                      88,198,369
                                                                  --------------
             Information Services & Technology - 19.3%
     158,000 * America Online, Inc.............................       16,432,000
      66,000 Autodesk, Inc.....................................        1,443,750
      40,000 Compaq Computer Corp. ............................          917,500
      78,000 Comverse Technology, Inc. ........................        7,356,375
     515,000 * Dell Computer Corp. ............................       21,533,438
     510,000 * Gateway, Inc....................................       22,663,125
     377,468 Hewlett-Packard Co. ..............................       34,727,056
   1,196,000 Intel Corp........................................       88,877,750

   Shares                                                            Value

 COMMON STOCKS - continued
             Information Services & Technology - continued
     226,000 International Business Machines Corp.............   $   27,430,750
     100,000 * Macromedia, Inc. ..............................        4,087,500
     249,000 * Micros Systems, Inc............................       10,084,500
     670,000 * Microsoft Corp.................................       60,676,875
     812,000 Sun Microsystems, Inc............................       75,516,000
                                                                 --------------
                                                                    371,746,619
                                                                 --------------
             Oil/Energy - 2.5%
      50,000 Atlantic Richfield Co. ..........................        4,431,250
     122,000 Exxon Corp. .....................................        9,264,375
     131,000 Mobil Corp. .....................................       13,198,250
     155,000 * Precision Drilling Corp. ......................        3,594,062
     238,000 Royal Dutch Petroleum Co. .......................       14,056,875
     118,590 Tosco Corp. .....................................        2,994,398
                                                                 --------------
                                                                     47,539,210
                                                                 --------------
             Oil Field Services - 0.9%
     161,900 Baker Hughes, Inc. ..............................        4,695,100
     107,500 Diamond Offshore Drilling, Inc. .................        3,587,813
      83,000 Halliburton Co. .................................        3,403,000
      87,000 Schlumberger Ltd. ...............................        5,421,187
                                                                 --------------
                                                                     17,107,100
                                                                 --------------
             Paper & Packaging - 0.0%
      65,000 Wausau Mosinee Paper Corp. ......................          788,125
                                                                 --------------
             Printing, Publishing, Broadcasting &
              Entertainment - 8.7%
      45,000 * AMFM, Inc. ....................................        2,739,375
   1,920,075 * Clear Channel Communications, Inc. ............      153,365,991
     760,000 Wiley (John) & Sons, Inc., Cl. A.................       11,922,500
                                                                 --------------
                                                                    168,027,866
                                                                 --------------
             Real Estate - 0.6%
     141,860 * Alexander's, Inc. REIT.........................       10,258,251
      46,200 Apartment Investment & Management Co. Cl. A
              REIT............................................        1,767,150
                                                                 --------------
                                                                     12,025,401
                                                                 --------------
             Retailing & Wholesale - 5.7%
     145,000 * Bed Bath & Beyond, Inc. .......................        5,065,937
     160,000 Costco Wholesale Corp. ..........................       11,520,000
      68,200 Dillards, Inc., Cl. A............................        1,385,313
     180,000 Ethan Allen Interiors, Inc. .....................        5,726,250
     153,000 Home Depot, Inc. ................................       10,499,625
     169,138 * Jones Apparel Group, Inc. .....................        4,862,718
     402,800 Lowe's Companies, Inc. ..........................       19,636,500
      86,500 * Safeway, Inc. .................................        3,292,406
     402,000 Seaway Food Town, Inc.**.........................       11,230,875
      52,000 Tandy Corp. .....................................        2,687,750
     724,000 Wal-Mart Stores, Inc. ...........................       34,435,250
                                                                 --------------
                                                                    110,342,624
                                                                 --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - 0.1%
      30,000 * ADC Telecommunications, Inc. ...................   $    1,258,125
                                                                  --------------
             Transportation - 1.3%
      45,000 Delta Air Lines, Inc. ............................        2,182,500
     165,365 * Heartland Express, Inc. ........................        2,335,781
     967,875 Southwest Airlines Co. ...........................       14,699,601
     120,000 U.S. Freightways Corp. ...........................        5,685,000
                                                                  --------------
                                                                      24,902,882
                                                                  --------------
             Utilities - Gas - 0.3%
     140,000 Williams Companies, Inc. .........................        5,241,250
                                                                  --------------
             Utilities - Telephone - 1.7%
     431,000 AT&T Corp. .......................................       18,748,500
      50,000 * Nextel Communications, Inc.,
              Cl. A............................................        3,390,625
     190,400 * Powertel, Inc. .................................       10,483,900
                                                                  --------------
                                                                      32,623,025
                                                                  --------------
             Total Common Stocks
              (cost $891,839,436)..............................    1,836,764,282
                                                                  --------------
 UNIT INVESTMENT TRUST - 0.4%
      60,000 S&P 500 Depository Receipt (Spiders)
              (cost $7,436,893)................................        7,725,000
                                                                  --------------

   Principal
     Amount                                                         Value

 SHORT-TERM INVESTMENTS - 3.0%
                Repurchase Agreement - 3.0%
 $   58,822,000 State Street Bank & Trust Co., purchased
                 9/30/1999, 5.22%, maturing 10/1/1999,
                 maturity value $58,830,529
                 (cost $58,822,000) (a)......................   $   58,822,000
                                                                --------------

                Total Investments -(cost
                 $958,098,329).........................    98.8%  1,903,311,282
                Other Assets and Liabilities - net.....     1.2      22,228,567
                                                          -----  --------------
                Net Assets.............................   100.0% $1,925,539,849
                                                          =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at Septem-ber 30, 1999.
*   Non-income producing security.
** Investment in non-controlled affiliate holding over 5% of outstanding vot-ing shares. At September 30, 1999, the Fund held investments in the follow-ing securities:

                                                                    Dividends
  Security Name               Shares       Cost          Value       Earned
 ----------------------------------------------------------------------------
  Cornerstone Bancorp, Inc.   109,318   $ 1,089,310   $ 1,434,799   $ 45,914
  Seaway Food Town, Inc.      402,000     1,563,474    11,230,875     72,360

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 96.1%
           Advertising & Related
            Services - 0.5%
    28,700 Interpublic Group of Companies, Inc. .................   $  1,180,287
     3,100 RH Donnelley Corp. ...................................         57,738
     1,900 Young & Rubicam, Inc. ................................         83,600
                                                                    ------------
                                                                       1,321,625
                                                                    ------------
           Aerospace & Defense - 0.9%
     2,500 Boeing Co. ...........................................        106,562
     4,000 General Dynamics Corp. ...............................        249,750
     6,800 Rockwell International Corp. .........................        357,000
    26,400 United Technologies Corp. ............................      1,565,850
                                                                    ------------
                                                                       2,279,162
                                                                    ------------
           Automotive Equipment & Manufacturing - 0.4%
     2,400 Arvin Industries, Inc. ...............................         74,250
     1,000 Cooper Tire & Rubber Co. .............................         17,625
    14,000 Federal-Mogul Corp. ..................................        385,875
     2,500 Ford Motor Co. .......................................        125,469
       900 Johnson Controls, Inc. ...............................         59,681
     7,700 Meritor Automotive, Inc. .............................        160,737
     1,000 SPX Corp. ............................................         90,750
     1,000 Standard Products Co. ................................         35,375
     2,200 * Tower Automotive, Inc. .............................         43,588
                                                                    ------------
                                                                         993,350
                                                                    ------------
           Banks - 4.4%
    20,000 Associated Banc Corp. ................................        723,750
    45,000 BankBoston Corp. .....................................      1,951,875
     3,000 BB&T Corp. ...........................................         97,125
     7,000 Chase Manhattan Corp. ................................        527,625
     5,400 Comerica, Inc. .......................................        273,375
     4,800 Dime Bancorp, Inc. ...................................         84,000
     9,300 Fifth Third Bancorp ..................................        565,847
     8,000 First Security Corp. .................................        190,250
    35,200 Firstar Corp. ........................................        902,000
     4,600 Fleet Boston Corp. ...................................        168,475
    55,000 Huntington Bancshares, Inc. ..........................      1,460,937
    10,000 KeyCorp ..............................................        258,125
     1,620 M&T Bank Corp. .......................................        743,580
     8,600 National City Corp. ..................................        229,513
    25,000 North Fork Bancorp, Inc. .............................        487,500
     4,200 Northern Trust Corp. .................................        350,700
     3,360 Old Kent Financial Corp. .............................        124,740
       500 PNC Bank Corp. .......................................         26,344
    20,000 SouthTrust Corp. .....................................        717,500
     5,800 Wachovia Corp. .......................................        456,025
     1,700 Webster Financial Corp. ..............................         43,350
    23,800 Wells Fargo Co. ......................................        943,075
     2,200 Zions Bancorp.........................................        121,275
                                                                    ------------
                                                                      11,446,986
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Building, Construction &
            Furnishings - 2.6%
     3,600 * American Standard Companies, Inc. ..................   $    138,150
    22,000 Armstrong World Industries, Inc. .....................        988,625
    12,900 Centex Construction Products, Inc. ...................        478,912
    14,000 Centex Corp. .........................................        413,875
    30,000 Clayton Homes, Inc. ..................................        260,625
     4,000 Johns Manville Corp. .................................         53,000
    26,800 Kaufman & Broad Home Corp. ...........................        552,750
    30,000 * Knoll, Inc. ........................................        806,250
     5,000 La-Z-Boy Chair Co. ...................................         95,313
     2,100 Lafarge Corp. ........................................         67,463
    70,000 Lennar Corp. .........................................      1,115,625
     3,400 * Lone Star Industries, Inc. .........................        169,575
    35,500 Miller (Herman), Inc. ................................        848,672
     2,000 * Mohawk Industries, Inc. ............................         39,875
     2,200 * NVR, Inc. ..........................................        111,100
       900 Rayonier, Inc. .......................................         37,800
     2,000 Ryland Group, Inc. ...................................         45,500
    10,700 * Shaw Industries, Inc. ..............................        169,862
     1,000 Southdown, Inc. ......................................         53,500
    28,025 United States Aggregates, Inc. .......................        390,598
                                                                    ------------
                                                                       6,837,070
                                                                    ------------
           Business Equipment &
            Services - 4.1%
    16,900 * Affiliated Computer Services
            Inc., Cl. A..........................................        686,563
     8,300 Automatic Data Processing, Inc. ......................        370,388
     2,500 * CDI Corp. ..........................................         68,281
    25,000 * Computer Sciences Corp. ............................      1,757,812
    25,100 * CSG System International, Inc. .....................        687,897
     1,000 De Luxe Corp. ........................................         34,000
     3,400 Dun & Bradstreet Corp. ...............................        101,575
     2,200 First Data Corp. .....................................         96,525
    28,950 * Fiserv, Inc. .......................................        940,875
     2,000 Harte-Hanks, Inc. ....................................         50,375
       250 Luminant Worlwide Corp. ..............................          7,688
    79,000 Nova Corp. ...........................................      1,975,000
     1,900 Paychex, Inc. ........................................         64,838
    27,900 * Policy Management Systems Corp. ....................        882,337
     1,300 * Sabre Group Holdings, Inc., Cl. A...................         55,900
    50,800 * SunGard Data Systems, Inc. .........................      1,336,675
    34,800 * Zebra Technologies Corp., Cl. A.....................      1,582,312
                                                                    ------------
                                                                      10,699,041
                                                                    ------------
           Chemical & Agricultural
            Products - 1.2%
    49,700 AGCO Corp. ...........................................        646,100
     1,500 * Agribrands International, Inc. .....................         74,438
     1,300 Dow Chemical Co. .....................................        147,712
     5,600 Du Pont (E. I.) De Nemours & Co. .....................        340,900
       900 PPG Industries, Inc. .................................         54,000
     8,800 Praxair, Inc. ........................................        404,800
     2,200 Schulman (A.), Inc. ..................................         38,088

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                              Value

 COMMON STOCKS - continued
           Chemical & Agricultural
            Products - continued
    27,400 Sigma-Aldrich Corp. .................................   $    869,950
     5,700 Solutia, Inc. .......................................        101,887
     3,500 Union Carbide Corp. .................................        198,844
     1,400 Waters Corp. ........................................         84,787
                                                                   ------------
                                                                      2,961,506
                                                                   ------------
           Communication Systems & Services - 2.3%
       150 Airgate PCS, Inc. ...................................          3,731
    38,200 * Cisco Systems, Inc. ...............................      2,619,088
     1,500 * Conexant Systems, Inc. ............................        108,984
    28,600 Lucent Technologies, Inc. ...........................      1,855,425
    12,100 * MCI WorldCom, Inc. ................................        869,688
       900 Nielsen Media Research, Inc. ........................         33,469
     9,500 * Tellabs, Inc. .....................................        540,906
       600 Western Wireless Corp. ..............................         26,906
                                                                   ------------
                                                                      6,058,197
                                                                   ------------
           Consumer Products &
            Services - 2.4%
     4,300 * Avis Rent-A-Car, Inc. .............................         89,763
    12,400 Colgate-Palmolive Co. ...............................        567,300
       900 Eastman Kodak Co. ...................................         67,894
    14,000 Gucci Group..........................................      1,169,000
     2,200 H & R Block, Inc. ...................................         95,562
     2,000 Harley-Davidson, Inc. ...............................        100,125
     1,000 Hasbro, Inc. ........................................         21,438
     1,200 Hertz Corp., Cl. A...................................         52,800
    14,000 Lauder Estee Cos., Inc., Cl. A.......................        546,875
       500 Liz Claiborne, Inc. .................................         15,500
    48,400 * Lo-Jack Corp. .....................................        400,812
        50 Mapquest Common, Inc. ...............................            594
     3,400 Maytag Corp. ........................................        113,262
    40,000 Newell Rubbermaid, Inc. .............................      1,142,500
     4,800 * R.J. Reynolds Tobacco Holdings, Inc. ..............        129,600
    55,000 Tupperware Corp. ....................................      1,113,750
    15,000 Valspar Corp. .......................................        490,312
     1,900 WestPoint Stevens, Inc. .............................         44,888
       800 Whirlpool Corp. .....................................         52,250
                                                                   ------------
                                                                      6,214,225
                                                                   ------------
           Diversified Companies - 1.3%
    10,500 Allied Signal, Inc. .................................        629,344
       900 Cooper Industries, Inc. .............................         42,075
     5,400 Minnesota Mining &
            Manufacturing Co. ..................................        518,737
    21,700 Tyco International Ltd. .............................      2,240,525
                                                                   ------------
                                                                      3,430,681
                                                                   ------------
           Education - 0.0%
     1,600 * Learning Tree International, Inc. .................         26,500
                                                                   ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Electrical Equipment &
            Services - 5.1%
       500 AVX Corp. ............................................   $     17,563
    59,500 * Cable Design Technologies Corp. ....................      1,357,344
    12,400 Cypress Semiconductor Corp. ..........................        266,600
     5,200 Emerson Electric Co. .................................        328,575
    35,600 General Electric Co. .................................      4,220,825
     2,000 * Lam Research Corp. .................................        122,000
     2,000 * Lattice Semiconductor Corp. ........................         59,375
    14,900 Motorola, Inc. .......................................      1,311,200
    19,100 * Novellus Systems, Inc. .............................      1,288,056
     1,000 * QLogic Corp. .......................................         69,875
    64,500 * Sipex Corp. ........................................        923,156
     9,400 * Solectron Corp. ....................................        675,037
    40,000 Thomas & Betts Corp. .................................      2,040,000
     7,700 * Xilinx, Inc. .......................................        504,591
                                                                    ------------
                                                                      13,184,197
                                                                    ------------
           Electronic Equipment &
            Services - 1.0%
    20,200 * Hadco Corp. ........................................        873,650
     2,600 * KLA-Tencor Corp. ...................................        169,000
     5,800 LTX Corp. ............................................         79,387
    27,700 * MKS Instruments, Inc. ..............................        616,325
     7,400 Sawtek, Inc. .........................................        259,000
     7,600 Texas Instruments, Inc. ..............................        625,100
                                                                    ------------
                                                                       2,622,462
                                                                    ------------
           Finance & Insurance - 5.2%
       900 Aetna, Inc. ..........................................         44,325
     4,500 AFLAC, Inc. ..........................................        188,437
     2,900 Allmerica Financial Corp. ............................        138,113
     3,100 Allstate Corp. .......................................         77,306
     1,600 AMBAC Financial Group, Inc. ..........................         75,800
     6,400 American Express Co. .................................        861,600
     8,300 American General Corp. ...............................        524,456
    14,100 American Int'l Group, Inc. ...........................      1,225,819
     2,000 AXA Financial, Inc. ..................................        111,625
     8,300 Capital One Financial Corp. ..........................        323,700
     3,300 CIGNA Corp. ..........................................        256,575
       900 Cincinnati Financial Corp. ...........................         33,778
    32,500 Citigroup, Inc. ......................................      1,430,000
    25,000 Countrywide Credit Industries, Inc. ..................        806,250
    88,100 Edwards (A.G.), Inc. .................................      2,323,637
     5,200 Federal Home Loan Mortgage Corp. .....................        270,400
     1,600 Federal National Mortgage Assoc. .....................        100,300
     3,000 Financial Security Assured Holdings Ltd. .............        155,063
     2,600 Greenpoint Financial Corp. ...........................         69,063
       700 Hartford Financial Services Group, Inc. ..............         28,613
     2,100 Hartford Life, Inc., Cl. A............................        103,425
     2,700 Jefferson Pilot Corp. ................................        170,606
     4,500 Knight/Trimark Group, Inc. Cl. A......................        133,313
     8,500 Lincoln National Corp. ...............................        319,281
       900 Marsh & McLennan Co., Inc. ...........................         61,650

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Finance & Insurance - continued
    15,000 MBIA, Inc. ...........................................   $    699,375
     8,800 Morgan Stanley, Dean Witter,
            Discover & Co. ......................................        784,850
     7,600 Paine Webber Group, Inc. .............................        275,500
     4,050 PMI Group, Inc. ......................................        165,544
     5,600 Providian Financial Corp. ............................        443,450
       266 Radian Group, Inc. ...................................         11,421
    10,000 Schwab (Charles) & Co., Inc. .........................        336,875
    35,300 Torchmark Corp. ......................................        913,387
                                                                    ------------
                                                                      13,463,537
                                                                    ------------
           Food & Beverage Products - 2.7%
     3,400 Albertsons, Inc. .....................................        134,513
    17,200 Anheuser Busch Companies, Inc. .......................      1,205,075
     1,900 Conagra, Inc. ........................................         42,869
     1,000 Coors Adolph Co., Cl. B...............................         54,125
     1,900 Corn Products International, Inc. ....................         57,831
     2,000 Darden Restaurants, Inc. .............................         39,125
   170,500 * Del Monte Foods Co. ................................      2,408,312
     3,000 Fortune Brands, Inc. .................................         96,750
    10,400 Great Atlantic & Pacific Tea, Inc. ...................        315,250
    33,400 * Keebler Foods Co. ..................................        997,825
       900 Kellogg Co. ..........................................         33,694
     2,400 McDonald's Corp. .....................................        103,200
    25,600 Philip Morris Companies, Inc. ........................        875,200
     4,000 * Ryan's Family Steak Houses, Inc. ...................         36,000
    14,500 * Suiza Foods Corp. ..................................        543,750
     2,000 * Tricon Global Restaurants, Inc. ....................         81,875
     2,000 Wendy's International, Inc. ..........................         52,750
                                                                    ------------
                                                                       7,078,144
                                                                    ------------
           Healthcare Products &
            Services - 9.5%
    11,200 Abbott Laboratories...................................        411,600
     4,000 Allergan, Inc. .......................................        440,000
    35,000 * Alza Corp. .........................................      1,498,437
    13,900 * Amgen, Inc. ........................................      1,132,850
     4,400 Bausch & Lomb, Inc. ..................................        290,125
    23,000 Beckman Coulter, Inc. ................................      1,037,875
     7,100 * Biogen, Inc. .......................................        559,569
     1,500 Biomet, Inc. .........................................         39,469
    28,400 Bristol-Myers Squibb Co. .............................      1,917,000
       700 * Cytyc Corp. ........................................         27,081
    50,000 * Elan Corp. Plc, ADR.................................      1,678,125
       300 * Guidant Corp. ......................................         16,088
   377,500 * Health Management Associates,
            Inc., Cl. A..........................................      2,784,062
    90,800 * Idexx Laboratories, Inc. ...........................      1,563,462
     4,800 Immunex Corp. ........................................        208,200
    24,600 Johnson & Johnson ....................................      2,260,125
    12,500 Lasersight, Inc. .....................................        170,313
    30,000 * Lincare Holdings, Inc. .............................        799,687
    11,000 McKesson HBOC, Inc. ..................................        319,000
    13,900 Merck & Co., Inc. ....................................        900,894
     5,000 Pharmacia & Upjohn, Inc. .............................        248,125

  Shares                                                               Value

 COMMON STOCKS - continued
           Healthcare Products &
            Services - continued
    15,000 * Quintiles Transnational Corp. ......................   $    285,469
    26,800 Schering-Plough Corp. ................................      1,169,150
    85,100 * Steris Corp. .......................................      1,170,125
   197,800 * Total Renal Care Holdings, Inc. ....................      1,471,137
       500 Trigon Healthcare, Inc. ..............................         14,438
    26,800 United Therapeutics Corp. ............................        773,850
    14,700 Ventana Med Systems, Inc. ............................        249,900
     2,000 * VISX, Inc. .........................................        158,188
    14,800 Warner-Lambert Co. ...................................        982,350
                                                                    ------------
                                                                      24,576,694
                                                                    ------------
           Industrial Specialty Products &
            Services - 1.3%
     1,900 Dover Corp. ..........................................         77,663
     1,300 Eaton Corp. ..........................................        112,206
       900 Ecolab, Inc. .........................................         30,713
     5,600 Honeywell, Inc. ......................................        623,350
       900 Illinois Tool Works, Inc. ............................         67,106
    21,900 Leggett & Platt, Inc. ................................        431,156
     3,500 Mark IV Industries, Inc. .............................         69,125
     2,300 McDermott International, Inc. ........................         46,575
    42,300 Teleflex, Inc. .......................................      1,670,850
     4,500 Vulcan Materials Co. .................................        164,812
                                                                    ------------
                                                                       3,293,556
                                                                    ------------
           Information Services &
            Technology - 18.3%
       550 Active Software, Inc. ................................         13,166
     1,900 * Adaptec, Inc. ......................................         75,406
     1,000 Adobe Systems, Inc. ..................................        113,500
        50 Agile Software Corp. .................................          3,200
        75 Alteon Websystems, Inc. ..............................          7,050
     5,600 * America Online, Inc. ...............................        582,400
    17,100 * Analog Devices, Inc. ...............................        876,375
    10,500 * Apple Computer......................................        664,781
     7,400 * Applied Materials, Inc. ............................        576,275
    36,200 * Aspen Technology, Inc. .............................        352,950
     9,700 * BMC Software, Inc. .................................        694,156
    41,300 * Cadence Design Systems, Inc. .......................        547,225
    40,100 Checkfree Holdings Corp. .............................      1,649,112
    14,400 * Citrix Systems, Inc. ...............................        891,900
     8,600 * Compuware Corp. ....................................        224,138
     4,700 * Comverse Technology, Inc. ..........................        443,269
     6,700 Covad Communications Group, Inc. .....................        292,078
    27,700 * Dell Computer Corp. ................................      1,158,206
     8,000 * DST Systems, Inc. ..................................        455,000
    49,300 * Edify Corp. ........................................        617,791
     1,000 * Electronics for Imaging, Inc. ......................         51,406
     9,300 * EMC Corp. ..........................................        664,369
     8,500 * Etec Systems, Inc. .................................        319,813
    51,000 Fair Issac & Co., Inc. ...............................      1,431,187
     1,200 * Gateway, Inc. ......................................         53,325
    47,000 Harbinger Corp. ......................................        793,125
    20,100 Hewlett-Packard Co. ..................................      1,849,200

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Information Services &
            Technology - continued
    52,000 Intel Corp. ..........................................   $  3,864,250
     7,000 Interliant, Inc. .....................................         83,563
       250 Internap Network Services Corp. ......................         11,156
    30,200 International Business Machines Corp. ................      3,665,525
       125 Interspeed, Inc. .....................................          2,203
     4,000 * Intuit, Inc. .......................................        350,625
        75 Keynote Systems, Inc. ................................          1,875
     2,000 * Legato Systems, Inc. ...............................         87,188
    13,300 * Lexmark International Group,
            Inc., Cl. A..........................................      1,070,650
     6,000 * LSI Logic...........................................        309,000
    20,000 * Micros Systems, Inc. ...............................        810,000
    51,600 * Microsoft Corp. ....................................      4,673,025
     3,300 * NCR Corp. ..........................................        109,106
    33,000 * Network Associates, Inc. ...........................        631,125
    78,000 Network Solutions, Inc., Cl. A........................      7,166,250
     4,800 Online Resources......................................         66,600
     7,400 * Oracle Systems Corp. ...............................        336,700
       125 Quest Software, Inc. .................................          5,813
    77,600 RSA Security, Inc. ...................................      2,061,250
    19,300 Security First Tech Corp. ............................        750,287
       225 Silverstream Software, Inc. ..........................          7,003
    78,300 * SportsLine USA, Inc. ...............................      2,314,744
    12,900 * Sun Microsystems, Inc. .............................      1,199,700
     1,800 Symbol Technologies, Inc. ............................         60,525
    66,400 * Technology Solutions Co. ...........................        937,900
    11,100 * Unisys Corp. .......................................        500,887
     4,700 VeriSign, Inc. .......................................        500,550
       400 * Veritas Software Corp. .............................         30,375
       100 Vitria Technology, Inc. ..............................          3,675
     1,000 * Xircom, Inc. .......................................         42,688
     1,900 Yahoo, Inc. ..........................................        341,050
                                                                    ------------
                                                                      47,395,691
                                                                    ------------
           Iron & Steel - 0.0%
     2,700 Reliance Steel & Aluminum Co. ........................         56,700
                                                                    ------------
           Leisure & Tourism - 0.2%
     4,200 Brunswick Corp. ......................................        104,475
     5,000 Carnival, Corp., Cl. A................................        217,500
     1,044 MGM Grand, Inc. ......................................         53,440
     8,000 Park Place Entertainment Corp. .......................        100,000
                                                                    ------------
                                                                         475,415
                                                                    ------------
           Machinery - Diversified - 0.2%
    27,700 * Applied Science & Tech, Inc. .......................        571,313
                                                                    ------------
           Manufacturing - Distributing - 0.4%
     1,300 Bandag, Inc. .........................................         41,600
     1,000 Briggs & Stratton Corp. ..............................         58,375
     1,700 Dexter Corp. .........................................         63,432
       900 Sysco Corp. ..........................................         31,556
    21,000 * Teradyne, Inc. .....................................        740,250
                                                                    ------------
                                                                         935,213
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Metal Products & Services - 0.0%
     1,900 Inco Ltd. ............................................   $     40,613
     2,000 Ryerson Tull, Inc. ...................................         46,250
                                                                    ------------
                                                                          86,863
                                                                    ------------
           Office Equipment & Supplies - 0.1%
     2,000 John H. Harland Co. ..................................         38,875
     3,100 Pitney Bowes, Inc. ...................................        188,906
                                                                    ------------
                                                                         227,781
                                                                    ------------
           Oil / Energy - 4.9%
     6,600 Apache Corp. .........................................        285,038
       400 Ashland, Inc. ........................................         13,450
    50,000 Beau Canada Exploration Ltd. .........................         66,018
    10,000 * Berkley Petroleum Corp. ............................        100,048
     5,700 Burlington Resources, Inc. ...........................        209,475
   140,000 * Canadian 88 Energy Corp. ...........................        299,190
     2,800 Canadian Hunter Exploration Ltd. .....................         39,828
     3,800 Chevron Corp. ........................................        337,250
     3,800 * Chieftain International, Inc. ......................         72,200
    23,700 Conoco, Inc., Cl. A...................................        657,675
     3,800 Conoco, Inc., Cl. B...................................        104,025
    12,000 Devon Energy Corp. ...................................        497,250
    21,800 Enron Corp. ..........................................        899,250
     6,800 EOG Resources, Inc. ..................................        144,500
    29,500 Exxon Corp. ..........................................      2,240,156
    25,300 * Houston Exploration Co. ............................        548,694
     9,800 Mobil Corp. ..........................................        987,350
     2,000 Murphy Oil Corp. .....................................        108,125
    75,600 Newfield Exploration Co. .............................      2,490,075
     7,700 Paramount Resources Ltd. .............................        112,149
     5,000 Rio Alto Exploration Ltd. ............................         71,292
    19,000 Royal Dutch Petroleum Co. ............................      1,122,187
     1,900 * Stone Energy Corp. .................................         96,663
     5,700 Texaco, Inc. .........................................        359,812
    14,300 Vastar Resources, Inc. ...............................        894,644
                                                                    ------------
                                                                      12,756,344
                                                                    ------------
           Oil Field Services - 2.3%
     4,900 * Anderson Exploration Ltd. ..........................         64,697
    23,300 * Cooper Cameron Corp. ...............................        879,575
    18,500 Diamond Offshore Drilling, Inc. ......................        617,438
    13,000 ENSCO International, Inc. ............................        234,813
    67,500 Frontier Oil Corp. ...................................        459,844
   112,600 * Global Industries Ltd. .............................        914,875
    16,000 * Global Marine, Inc. ................................        263,000
    12,000 * Nabors Industries, Inc. ............................        300,000
    47,700 * Noble Drilling Corp. ...............................      1,043,437
    30,600 Ranger Oil Ltd. ......................................        132,247
     4,700 Santa Fe International Corp. .........................        101,344
     2,100 * SEACOR SMIT, Inc. ..................................        107,625
     5,100 Tidewater, Inc. ......................................        130,050
    22,500 Transocean Offshore, Inc. ............................        689,062
                                                                    ------------
                                                                       5,938,007
                                                                    ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                              Value

 COMMON STOCKS - continued
           Paper & Packaging - 0.5%
     6,000 Avery Dennison Corp. ................................   $    316,500
     1,000 Ball Corp. ..........................................         44,062
     8,400 Kimberly-Clark Corp. ................................        441,000
     2,700 Louisiana Pacific Corp. .............................         42,188
     4,300 * Sealed Air Corp. ..................................        220,644
     5,300 Weyerhaeuser Co. ....................................        305,412
                                                                   ------------
                                                                      1,369,806
                                                                   ------------
           Pharmaceuticals - 0.5%
     1,000 Andrx Corp. .........................................         58,531
    12,600 * Cytoclonal Pharmaceutics, Inc. ....................         82,688
     1,000 MedImmune, Inc. .....................................         99,656
     2,000 * Millennium Pharmaceuticals, Inc. ..................        130,000
    13,300 * Sepracor, Inc. ....................................      1,004,150
                                                                   ------------
                                                                      1,375,025
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             5.2%
    31,700 AT&T Corp.
            (Liberty Media Group), Cl. A........................      1,176,862
    17,000 * CBS Corp. .........................................        786,250
       800 Central Newspapers, Inc., Cl. A......................         35,600
     5,100 * Clear Channel Communications, Inc. ................        407,362
    21,400 Comcast Corp., Cl. A.................................        853,325
     4,000 * Cox Communications, Inc., Cl. A....................        167,000
     5,000 Gannett Co., Inc. ...................................        345,938
    56,480 * Gemstar International Group Ltd. ..................      4,412,500
    15,100 * Hearst-Argyle Television, Inc. ....................        324,650
     4,000 * King World Productions, Inc. ......................        150,000
     1,000 Knight-Ridder, Inc. .................................         54,875
     1,000 McClatchy Co., Cl. A.................................         35,750
     6,900 Meredith Corp. ......................................        250,556
     1,700 Omnicom Group, Inc. .................................        134,619
     1,900 Reader's Digest Association,
            Inc., Cl. A.........................................         55,575
    23,000 * Scholastic Corp. ..................................      1,150,000
     3,700 * Sinclair Broadcast Group, Inc., Cl. A..............         33,531
    24,500 Time Warner, Inc. ...................................      1,488,375
       900 Times Mirror Co., Ser. A.............................         59,231
     6,000 Tribune Co. .........................................        298,500
     3,600 * USA Networks, Inc. ................................        139,500
     1,000 * Valassis Communications, Inc. .....................         43,938
    24,400 * Viacom, Inc., Cl. B................................      1,030,900
                                                                   ------------
                                                                     13,434,837
                                                                   ------------
           Real Estate - 0.6%
     1,000 * Alexander's, Inc. REIT.............................         72,313
    15,000 Boston Properties, Inc. REIT.........................        460,312
     1,900 Del Webb Corp. ......................................         41,800
     8,300 Marriott International, Inc., Cl. A..................        271,306
    70,000 Meditrust Co. REIT...................................        595,000
                                                                   ------------
                                                                      1,440,731
                                                                   ------------
           Retailing & Wholesale - 9.2%
     8,000 * Abercrombie & Fitch Co., Cl. A.....................        272,500
     3,000 American Eagle Outfitters, Inc. .....................        145,313

  Shares                                                               Value

 COMMON STOCKS - continued
           Retailing & Wholesale - continued
     1,000 * Ann Taylor Stores Corp. ............................   $     40,875
    45,000 * Autozone, Inc. .....................................      1,262,812
    25,000 * Barnes & Noble, Inc. ...............................        650,000
       900 * Bed Bath & Beyond, Inc. ............................         31,444
    11,500 * Best Buy Co., Inc. .................................        713,719
    66,100 * BJ's Wholesale Club, Inc. ..........................      1,954,081
    50,000 * Borders Group, Inc. ................................        734,375
     2,000 Brinker International, Inc. ..........................         54,250
     7,300 Circuit City Stores, Inc. ............................        307,969
    10,400 Costco Wholesale Corp. ...............................        748,800
    24,000 CVS Corp. ............................................        979,500
       900 Dollar General Corp. .................................         27,788
    45,000 Ethan Allen Interiors, Inc. ..........................      1,431,562
     1,900 Family Dollar Stores, Inc. ...........................         40,138
     4,500 * Federated Department Stores, Inc. ..................        196,594
    11,000 Gap, Inc. ............................................        352,000
    30,400 Home Depot, Inc. .....................................      2,086,200
     1,000 Hughes Supply, Inc. ..................................         21,750
    53,964 * Jones Apparel Group, Inc. ..........................      1,551,465
     1,900 * K Mart Corp. .......................................         22,206
       600 Lands End, Inc. ......................................         39,600
     3,800 Limited, Inc. ........................................        145,350
     1,300 * Linens 'N Things, Inc. .............................         43,875
     5,000 Lowe's Companies, Inc. ...............................        243,750
     4,950 May Department Stores Co. ............................        180,366
    14,100 * Office Depot, Inc. .................................        143,644
     2,000 * Payless Shoesource, Inc. ...........................        101,000
     8,800 Petco Animal Supplies, Inc. ..........................        104,500
    50,000 Rite Aid Corp. .......................................        690,625
    85,800 Ross Stores, Inc. ....................................      1,726,725
     1,900 Ruby Tuesday, Inc. ...................................         37,050
    20,000 * Saks, Inc. .........................................        303,750
     1,000 * Shopko Stores, Inc. ................................         29,000
     4,000 Tandy Corp. ..........................................        206,750
     1,900 Tiffany & Co..........................................        113,881
    26,200 TJX Co., Inc. ........................................        735,237
       542 Too, Inc. ............................................          9,722
     3,800 W.W. Grainger, Inc. ..................................        182,637
    84,100 Wal-Mart Stores, Inc. ................................      4,000,006
     5,900 Walgreen Co. .........................................        149,712
    20,000 * Williams Sonoma, Inc. ..............................        971,250
     3,000 * Zale Corp. .........................................        114,938
                                                                    ------------
                                                                      23,898,709
                                                                    ------------
           Telecommunication Services & Equipment - 2.6%
    15,700 * Aerial Communications, Inc. ........................        425,862
       900 Commscope, Inc. ......................................         29,250
     2,500 * General Instrument Corp. ...........................        120,313
    49,200 * Global Crossing Ltd. ...............................      1,303,800
    53,900 * Intermedia Communications, Inc. ....................      1,172,325
    12,700 * MediaOne Group, Inc. ...............................        867,569
     7,500 Nokia Corp., ADR......................................        673,594
     3,900 * Qualcomm, Inc. .....................................        737,831

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Telecommunication Services & Equipment - continued
    15,000 Teligent, Inc., Cl. A.................................   $    745,312
     3,100 Vodafone Airtouch Public Ltd., ADR....................        737,025
                                                                    ------------
                                                                       6,812,881
                                                                    ------------
           Textile & Apparel - 0.2%
     5,500 Unifi, Inc. ..........................................         60,500
    10,000 V. F. Corp. ..........................................        310,000
                                                                    ------------
                                                                         370,500
                                                                    ------------
           Thrift Institutions - 0.1%
     6,600 * Golden St. Bancorp, Inc. ...........................        118,387
     2,090 Washington Federal, Inc. .............................         48,462
                                                                    ------------
                                                                         166,849
                                                                    ------------
           Transportation - 1.4%
     3,000 * Alaska Air Group, Inc. .............................        122,062
     1,500 Burlington Northern Santa Fe Corp. ...................         41,250
    62,750 Comair Holdings, Inc. ................................      1,047,141
     3,000 * Continental Airlines, Inc., Cl. B...................         98,250
     5,600 Delta Air Lines, Inc. ................................        271,600
     1,900 Northwest Airlines Corp., Cl. A.......................         48,450
     4,100 Rollins Truck Leasing Corp. ..........................         41,513
    50,000 Skywest, Inc. ........................................      1,096,875
     1,700 Southwest Airlines Co. ...............................         25,819
     3,700 Union Pacific Corp. ..................................        177,831
    20,000 * US Airways Group, Inc. .............................        525,000
     2,400 Xtra Corp. ...........................................         95,400
                                                                    ------------
                                                                       3,591,191
                                                                    ------------
           Utilities - Electric - 0.6%
     3,500 Allegheny Energy, Inc. ...............................        111,344
     1,900 * Calpine Corp. ......................................        161,618
     1,300 Consolidated Edison, Inc. ............................         53,950
     5,000 Energy East Corp. ....................................        118,750
     2,000 Firstenergy Corp. ....................................         51,000
     2,800 Florida Progress Corp. ...............................        129,500
     3,400 FPL Group, Inc. ......................................        171,275
     2,000 Ipalco Enterprises....................................         38,875
     3,600 Oge Energy Corp. .....................................         80,100

  Shares                                                               Value

 COMMON STOCKS - continued
           Utilities - Electric - continued
     4,100 PECO Energy Co. ......................................   $    153,750
    10,000 PG & E Corp. .........................................        258,750
     1,500 PP&L Resources, Inc. .................................         40,594
     4,500 Public Service Enterprise Group, Inc. ................        173,812
     2,900 TNP Enterprises, Inc. ................................        112,919
                                                                    ------------
                                                                       1,656,237
                                                                    ------------
           Utilities - Telephone - 3.8%
    11,900 ALLTEL Corp. .........................................        837,462
    16,900 Ameritech Corp. ......................................      1,135,469
    22,100 AT&T Corp. ...........................................        961,350
     9,200 Bell Atlantic Corp. ..................................        619,275
    46,200 BellSouth Corp. ......................................      2,079,000
     5,000 GTE Corp. ............................................        384,375
    19,700 SBC Communications, Inc. .............................      1,005,931
    40,000 Sprint Corp. .........................................      2,170,000
     5,900 * Sprint Corp. (PCS Group)............................        439,919
    3,700  U.S. West, Inc. ......................................        211,131
       400 * United States Cellular Corp. .......................         27,200
                                                                    ------------
                                                                       9,871,112
                                                                    ------------
           Utilities - 0.1%
     3,000 Unicom Corp. .........................................        110,813
                                                                    ------------
           Total Common Stocks
            (cost $243,928,331)..................................    249,028,951
                                                                    ------------

  Principal
    Amount                                                           Value

 SHORT-TERM INVESTMENTS - 3.0%
              Repurchase Agreement - 3.0%
 $  7,695,000 State Street Bank & Trust Co., purchased
               9/30/1999, 5.22%, maturing 10/1/1999, maturity
               value $7,696,116
               (cost $7,695,000) (a)...........................      7,695,000
                                                                  ------------

              Total Investments -
               (cost $251,623,331)........................   99.10%  256,723,951
              Other Assets and Liabilities - net..........    0.90     2,286,939
                                                             -----  ------------
              Net Assets..................................   100.0% $259,010,890
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 93.4%
           Business Equipment &
            Services - 1.8%
   400,000 Pychex, Inc. .........................................   $ 13,650,000
                                                                    ------------
           Chemical & Agricultural
            Products - 2.5%
   542,900 Monsanto Co. .........................................     19,374,744
                                                                    ------------
           Communication Systems & Services - 6.0%
   170,000 * Allegiance Telecom, Inc. ...........................      8,946,250
   280,000 * Cisco Systems, Inc. ................................     19,197,500
   160,000 * McLeod USA, Inc., Cl. A (a).........................      6,810,000
   110,000 * Tellabs, Inc. ......................................      6,263,125
   140,000 * Winstar Communications, Inc. (a)....................      5,468,750
                                                                    ------------
                                                                      46,685,625
                                                                    ------------
           Diversified Companies - 3.5%
   260,000 Tyco International Ltd. ..............................     26,845,000
                                                                    ------------
           Electrical Equipment &
            Services - 2.8%
   185,000 General Electric Co. .................................     21,934,062
                                                                    ------------
           Finance & Insurance - 4.7%
   100,000 American Express Co. .................................     13,462,500
   125,000 American Int'l Group, Inc. ...........................     10,867,187
   273,300 Citigroup, Inc. ......................................     12,025,200
                                                                    ------------
                                                                      36,354,887
                                                                    ------------
           Healthcare Products &
            Services - 5.0%
   211,400 Cardinal Health, Inc. ................................     11,521,300
   323,400 Medtronic, Inc. ......................................     11,480,700
   287,500 * Osteotech, Inc. (a).................................      3,917,188
   155,000 * VISX, Inc. .........................................     12,259,531
                                                                    ------------
                                                                      39,178,719
                                                                    ------------
           Information Services &
            Technology - 30.5%
   615,400 * American Power Conversion Corp. ....................     11,692,600
   145,000 * Citrix Systems, Inc. ...............................      8,980,938
   138,200 * Clarify, Inc. (a)...................................      6,953,188
    50,000 * CMG Information Services, Inc. (a)..................      5,125,000
   200,000 * Cree Research, Inc. (a).............................      6,787,500
   300,000 * Cymer, Inc. ........................................     10,406,250
   360,000 * EMC Corp. ..........................................     25,717,500
    33,300 * Engage Technologies, Inc. ..........................      1,254,994
    80,000 Hewlett-Packard Co. ..................................      7,360,000
   345,000 Intel Corp. ..........................................     25,637,812
   100,000 International Business Machines Corp. ................     12,137,500
    75,000 * JDS Uniphase Corp. (a)..............................      8,535,938
   240,000 * Microchip Technology, Inc. .........................     12,330,000
   291,000 * Microsoft Corp. ....................................     26,353,687
   100,000 * Sanmina Corp. (a)...................................      7,737,500
   150,000 * Sapient Corp. (a)...................................     14,137,500
   221,600 * Sun Microsystems, Inc. .............................     20,608,800
   215,000 * Veritas Software Corp. (a)..........................     16,326,562

  Shares                                                              Value

 COMMON STOCKS - continued
           Information Services &
            Technology - continued
   104,200 * Vitesse Semiconductor Corp. .......................   $  8,896,075
                                                                   ------------
                                                                    236,979,344
                                                                   ------------
           Oil/Energy - 4.3%
   389,700 Apache Corp. ........................................     16,830,169
   400,000 Devon Energy Corp. (a)...............................     16,575,000
                                                                   ------------
                                                                     33,405,169
                                                                   ------------
           Oil Field Services - 4.1%
   285,000 * BJ Services Co., Inc. (a)..........................      9,066,562
   200,000 Diamond Offshore Drilling, Inc. (a)..................      6,675,000
   345,000 ENSCO International, Inc.............................      6,231,563
   121,000 Halliburton Co. .....................................      4,961,000
   150,000 * Weatherford International, Inc. ...................      4,800,000
                                                                   ------------
                                                                     31,734,125
                                                                   ------------
           Pharmaceuticals - 9.6%
   180,000 American Home Products Corp. ........................      7,470,000
   260,000 * Enzon, Inc. (a)....................................      7,930,000
   225,000 * Forest Laboratories, Inc. .........................      9,478,125
   500,000 ICN Pharmaceuticals, Inc. (a)........................      8,593,750
   145,000 * Millennium Pharmaceuticals, Inc. ..................      9,425,000
   330,000 * Neopharm, Inc. (a).................................      4,867,500
   190,000 Pharmacia & Upjohn, Inc. ............................      9,428,750
   265,000 Warner-Lambert Co. ..................................     17,589,375
                                                                   ------------
                                                                     74,782,500
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             11.0%
   225,000 * AMFM, Inc. (a).....................................     13,696,875
   200,000 * CBS Corp. .........................................      9,250,000
   170,000 * Clear Channel Communications, Inc. ................     13,578,750
   400,000 * Infinity Broadcasting Corp. (a)....................     11,725,000
   190,000 Time Warner, Inc. ...................................     11,542,500
   155,000 * Univision Communications, Inc.,
            Cl. A (a)...........................................     12,613,125
   300,000 * Viacom, Inc., Cl. B................................     12,675,000
                                                                   ------------
                                                                     85,081,250
                                                                   ------------
           Retailing & Wholesale - 5.2%
   100,000 * Kohl's Corp. ......................................      6,612,500
   273,750 * Staples, Inc. .....................................      5,971,172
   155,000 Tandy Corp. .........................................      8,011,562
   266,000 * Tweeter Home Entertainment
            Group, Inc. (a).....................................      9,941,750
   210,000 Wal-Mart Stores, Inc. ...............................      9,988,125
                                                                   ------------
                                                                     40,525,109
                                                                   ------------
           Telecommunication Services & Equipment - 2.4%
   180,000 * Antec Corp. (a)....................................      9,562,500
   100,000 * Copper Mountain Networks, Inc. (a).................      8,762,500
                                                                   ------------
                                                                     18,325,000
                                                                   ------------
           Total Common Stocks
            (cost $606,362,475).................................    724,855,534
                                                                   ------------

                                   EVERGREEN
                                   Omega Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                              Value

 MONEY MARKET SHARES - 17.9%
 138,839,560 Navigator Prime Portfolio
              (cost $138,839,560) (b)............................   $138,839,560
                                                                    ------------

   Principal
    Amount                                                          Value

 SHORT-TERM INVESTMENTS - 6.7%
               Repurchase Agreement - 6.7%
 $  51,502,000 Evergreen Joint Repurchase Agreement,
                Investments in repurchase agreements, in a
                joint trading account, purchased 9/30/1999,
                5.30%, maturing 10/1/1999, maturity value
                $51,509,582
                (cost $51,502,000) (c).......................   $   51,502,000
                                                                --------------

               Total Investments -
                (cost $796,704,035).....................   118.0%   915,197,094
               Other Assets and
                Liabilities - net.......................   (18.0)  (139,365,124)
                                                           -----  -------------
               Net Assets...............................   100.0% $ 775,831,970
                                                           =====  =============

(a) All or a portion of this security is on loan (See Note 8).
(b) Represents investment in cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 100.5%
           Advertising & Related
            Services - 2.6%
   174,000 * Lamar Advertising Co., Cl. A........................   $  8,613,000
   356,000 * Outdoor Systems, Inc. ..............................     12,727,000
                                                                    ------------
                                                                      21,340,000
                                                                    ------------
           Automotive Equipment & Manufacturing - 0.1%
    45,300 * Dura Automotive Systems, Inc. (b)...................      1,090,031
                                                                    ------------
           Banks - 1.7%
   304,440 BostonFed Bancorp, Inc. ..............................      4,566,600
   465,420 * North Fork Bancorp, Inc. ...........................      9,075,690
                                                                    ------------
                                                                      13,642,290
                                                                    ------------
           Building, Construction &
            Furnishings - 2.0%
   120,400 Dycom Industries, Inc. (b)............................      5,079,375
   238,600 Texas Industries, Inc. (b)............................      8,828,200
   158,600 United States Aggregates, Inc. .......................      2,210,487
                                                                    ------------
                                                                      16,118,062
                                                                    ------------
           Business Equipment &
            Services - 5.1%
   122,855 * BISYS Group, Inc. (a)(b)............................      5,762,667
   105,840 * Comdisco, Inc. .....................................      2,044,035
   103,600 * Consolidated Graphics, Inc. ........................      4,364,150
   233,500 * GTS Duratek, Inc. ..................................      1,393,703
   254,200 i2 Technologies, Inc. (b).............................      9,866,138
   328,900 Navigant Consulting Co. (b)...........................     15,252,737
   252,500 * Superior Consultant, Inc. (b).......................      2,966,875
    50,000 Trintech Group Plc (b)................................        656,250
                                                                    ------------
                                                                      42,306,555
                                                                    ------------
           Capital Goods - 1.1%
   107,200 Case Corp. ...........................................      5,339,900
   100,000 Manitowoc Co., Inc. ..................................      3,412,500
                                                                    ------------
                                                                       8,752,400
                                                                    ------------
           Chemical & Agricultural
            Products - 0.2%
    53,700 * Cytec Industries, Inc. .............................      1,288,800
                                                                    ------------
           Communication Systems & Services - 7.9%
    50,000 Airgate PCS, Inc. ....................................      1,243,750
   187,700 * Allegiance Telecom, Inc. ...........................      9,877,713
   230,600 * Conexant Systems, Inc. (b)..........................     16,754,531
    50,000 Insight Communications, Inc. .........................      1,431,250
   615,500 * McLeod USA, Inc., Cl. A (b).........................     26,197,219
    22,500 NorthPoint Communications Group, Inc. (b).............        416,250
   189,600 RF Micro Devices, Inc. ...............................      8,674,200
     8,100 Western Wireless Corp. ...............................        363,234
                                                                    ------------
                                                                      64,958,147
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Consumer Products &
            Services - 0.6%
   100,000 * Action Performance Co., Inc. (b)....................   $  2,106,250
   113,900 * Russ Berrie & Co., Inc. ............................      2,384,781
    25,100 * Scotts Co., Cl. A...................................        869,088
                                                                    ------------
                                                                       5,360,119
                                                                    ------------
           Education - 3.6%
   400,000 * CBT Group Public Ltd. ..............................      9,850,000
   680,068 * Devry, Inc. ........................................     13,601,360
   277,700 * ITT Educational Services, Inc. .....................      5,415,150
    40,200 Strayer Education, Inc. (b)...........................        798,975
                                                                    ------------
                                                                      29,665,485
                                                                    ------------
           Electrical Equipment &
            Services - 5.5%
   110,000 * Atmel Corp. (b).....................................      3,719,375
   100,000 AVX Corp. ............................................      3,512,500
   283,100 Cypress Semiconductor Corp. ..........................      6,086,650
   103,578 * Maxim Integrated Products, Inc. ....................      6,535,125
   137,200 * Microchip Technology, Inc. .........................      7,048,650
    45,500 * Novellus Systems, Inc. (b)..........................      3,068,406
   140,000 * QLogic Corp. .......................................      9,782,500
   126,014 * Sipex Corp. ........................................      1,803,575
    60,500 * Xilinx, Inc. .......................................      3,964,641
                                                                    ------------
                                                                      45,521,422
                                                                    ------------
           Electronic Equipment &
            Services - 1.4%
   111,000 Fairchild Semiconductor International.................      2,608,500
   375,000 Vishay Intertechnology, Inc. .........................      8,906,250
                                                                    ------------
                                                                      11,514,750
                                                                    ------------
           Finance & Insurance - 1.0%
    95,200 Arthur J. Gallagher & Co. ............................      5,069,400
    91,600 Horace Mann Educators Corp. (b).......................      2,364,425
    50,000 Mutual Risk Management Ltd. (b).......................        612,500
                                                                    ------------
                                                                       8,046,325
                                                                    ------------
           Food & Beverage Products - 0.3%
   226,300 * Buffets, Inc. ......................................      2,630,738
                                                                    ------------
           Healthcare Products &
            Services - 6.4%
    92,600 Affymetrix, Inc. .....................................      9,115,313
    84,000 * Alkermes, Inc. (b)..................................      2,420,250
   441,800 * Apria Healthcare Group, Inc. (b)....................      7,400,150
   400,000 * Cyberonics, Inc. (b)................................      7,150,000
   193,200 * Osteotech, Inc. ....................................      2,632,350
   454,920 * Pediatrix Medical Group, Inc. (b)...................      6,312,015
   125,900 QLT Phototherapeutics, Inc. ..........................      9,623,481
    95,400 * Renal Care Group, Inc. .............................      2,089,856
   165,700 * St. Jude Medical, Inc. .............................      5,219,550
    75,000 * Steris Corp. (b)....................................      1,031,250
                                                                    ------------
                                                                      52,994,215
                                                                    ------------

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Industrial Specialty Products & Services - 4.7%
    73,600 * Cognex Corp. (b)....................................   $  2,221,800
   126,400 * Kaydon Corp. .......................................      3,144,200
   872,900 Roper Industries, Inc. (b)............................     33,388,425
                                                                    ------------
                                                                      38,754,425
                                                                    ------------
           Information Services &
            Technology - 27.7%
   200,000 * Acxiom Corp. (b)....................................      3,931,250
    20,000 Art Technology Group, Inc. ...........................        761,250
   100,000 Bluestone Software, Inc. .............................      2,312,500
   291,500 * Cambridge Technology Partners (b)...................      4,226,750
   400,200 * Citrix Systems, Inc. (b)............................     24,787,387
   200,000 * Clarify, Inc. ......................................     10,062,500
    96,200 * CMG Information Services, Inc. .....................      9,860,500
   111,100 * Cree Research, Inc. (b).............................      3,770,456
    35,000 Cybergold, Inc. (b)...................................        345,625
   100,400 Diamond Technology Partners, Inc. ....................      4,505,450
   166,800 * Electronics for Imaging, Inc. ......................      8,574,563
   106,900 * Engage Technologies, Inc. (b).......................      4,028,794
   100,000 * Entrust Technologies, Inc. (b)......................      2,243,750
    15,000 Internap Network Services Corp. ......................        669,375
   199,600 * JDS Uniphase Corp. (b)..............................     22,716,975
   267,700 * Maximus, Inc. ......................................      8,014,269
   663,600 * Maxtor Corp. .......................................      4,375,613
   324,900 * National Semiconductor Corp. .......................      9,909,450
   148,400 * Network Appliance, Inc. ............................     10,629,150
    50,000 Paradyne Corp. .......................................      1,400,000
   233,300 * Pegrine Systems, Inc. ..............................      9,506,975
   190,100 * PMC-Sierra, Inc. ...................................     17,584,250
   464,700 * Radiant Systems, Inc. ..............................      7,522,331
    20,000 Radware Ltd. .........................................        550,000
   335,200 * Rational Software Corp. ............................      9,815,075
    37,500 Rhythms NetConnections, Inc. .........................      1,293,750
   154,300 * Sandisk Corp. (b)...................................     10,058,431
    76,100 * Sapient Corp. (b)...................................      7,172,425
   326,300 * Silicon Graphics, Inc. (b)..........................      3,568,906
   100,000 Tanning Technology Corp. .............................      2,625,000
   180,900 USweb Corp. ..........................................      6,207,131
    58,200 * Vitesse Semiconductor Corp. ........................      4,968,825
   359,200 Western Digital Corp. ................................      1,347,000
   222,000 Whittman Hart, Inc. ..................................      8,609,438
                                                                    ------------
                                                                     227,955,144
                                                                    ------------
           Leisure & Tourism - 0.4%
   125,400 * Steiner Leisure Ltd. ...............................      3,135,000
                                                                    ------------
           Manufacturing - Distributing - 0.9%
   181,200 Pentair, Inc. ........................................      7,270,650
                                                                    ------------
           Oil / Energy - 1.1%
   786,100 * Newpark Resources, Inc. ............................      6,092,275
   179,000 Santa Fe Snyder Corp. ................................      1,611,000
    30,600 * Stone Energy Corp. (b)..............................      1,556,775
                                                                    ------------
                                                                       9,260,050
                                                                    ------------

  Shares                                                              Value

 COMMON STOCKS - continued
           Oil Field Services - 4.8%
   468,300 * BJ Services Co., Inc. (b)..........................   $ 14,897,794
   378,000 Diamond Offshore Drilling, Inc. (b)..................     12,615,750
   253,800 * R & B Falcon Corp. ................................      3,331,125
   283,400 * Weatherford International, Inc. ...................      9,068,800
                                                                   ------------
                                                                     39,913,469
                                                                   ------------
           Paper & Packaging - 2.1%
    83,600 Boise Cascade Corp. .................................      3,046,175
    70,300 Bowater, Inc. .......................................      3,690,750
   489,300 * Smurfit Container Corp. ...........................     10,581,112
                                                                   ------------
                                                                     17,318,037
                                                                   ------------
           Pharmaceuticals - 1.1%
   133,300 * Millennium Pharmaceuticals, Inc. (b)...............      8,664,500
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             3.1%
    99,100 * AMFM, Inc. ........................................      6,032,713
   273,000 * Big Flower Holdings, Inc. (b)......................      7,729,312
    20,571 * Clear Channel Communications, Inc. ................      1,643,109
    30,000 Radio One, Inc. .....................................      1,245,000
   137,700 * Sinclair Broadcast Group, Inc., Cl. A..............      1,247,906
   143,300 * Valassis Communications, Inc. .....................      6,296,244
    22,800 Young Broadcasting Inc., Cl. A.......................      1,194,150
                                                                   ------------
                                                                     25,388,434
                                                                   ------------
           Real Estate - 0.3%
   184,200 * Catellus Development Corp. ........................      2,164,350
       490 * Crestline Capital Corp. ...........................         10,076
                                                                   ------------
                                                                      2,174,426
                                                                   ------------
           Retailing & Wholesale - 4.8%
   133,000 American Eagle Outfitters, Inc. .....................      6,442,187
    63,900 * Best Buy Co., Inc. ................................      3,965,794
   110,100 Dollar Tree Stores, Inc. ............................      4,397,119
   295,199 * Jones Apparel Group, Inc. .........................      8,486,971
   219,600 Talbots Inc. ........................................      9,868,275
   166,900 * Zale Corp. ........................................      6,394,356
                                                                   ------------
                                                                     39,554,702
                                                                   ------------
           Telecommunication Services & Equipment - 5.5%
   335,100 * Amdocs Ltd. .......................................      7,037,100
   412,400 Intermedia Communications, Inc. (b)..................      8,969,700
   519,400 * Premiere Technologies, Inc. (b)....................      3,083,938
   243,700 Univision Communications, Inc.,
            Cl. A (b)...........................................     19,831,087
    40,700 * US LEC Corp., Cl. A................................      1,002,238
   147,000 * Viatel, Inc. ......................................      4,345,687
     9,400 Voicestream Wireless Corp. ..........................        580,156
                                                                   ------------
                                                                     44,849,906
                                                                   ------------
           Transportation - 2.1%
   127,900 * Covenant Transport, Inc., Cl. A....................      1,950,475
   417,900 * Eagle USA Airfreight, Inc. (b).....................     12,510,881
    75,600 Expeditores International Washington, Inc. ..........      2,426,288
                                                                   ------------
                                                                     16,887,644
                                                                   ------------

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Utilities - Electric - 0.9%
     184,600 TNP Enterprises, Inc. ..............................   $  7,187,863
                                                                    ------------
             Utilities - Telephone - 1.5%
      50,000 * Rural Celluar Corp., Cl. A........................      2,293,750
     153,500 * United States Cellular Corp. (b)..................     10,438,000
                                                                    ------------
                                                                      12,731,750
                                                                    ------------
             Total Common Stocks
              (cost $620,618,817)................................    826,275,339
                                                                    ------------
 WARRANTS - 0.0%
             Leisure & Tourism - 0.0%
      49,395 * Isle Capri Casinos, Inc. expiring
              6/26/2001+ (cost $284,412).........................        116,078
                                                                    ------------
 MONEY MARKET SHARES - 21.7%
 178,173,630 Navigator Prime Portfolio
              (cost $178,173,630) (c)............................    178,173,630
                                                                    ------------

   Principal
     Amount                                                         Value

 SHORT-TERM INVESTMENTS - 0.8%
                Repurchase Agreement - 0.8%
 $    6,660,000 Evergreen Joint Repurchase Agreement,
                 Investments in repurchase agreements, in a
                 joint trading account, purchased 9/30/1999,
                 5.30%, maturing 10/1/1999, maturity value
                 $6,660,981
                 (cost $6,660,000) (d).......................   $    6,660,000
                                                                --------------

                Total Investments -
                 (cost $805,736,859)...................   123.0%  1,011,225,047
                Other Assets and
                 Liabilities - net.....................   (23.0)   (188,743,210)
                                                          -----  --------------
                Net Assets.............................   100.0% $  822,481,837
                                                          =====  ==============

(a) At September 30, 1999, the Fund owned 122,855 shares of common stock of BISYS Group, Inc. at a cost of $3,085,538. During the year ended September 30, 1999, the Fund earned no dividend income from this investment. These shares were purchased prior to Evergreen Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. becoming the Fund's principal under-writer and BISYS Fund Services, Inc. becoming the Funds sub-administrator.
(b) All or a portion of this security is on loan (See Note 8).
(c) Represents investment in cash collateral received for securities on loan.
(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at Septem-ber 30, 1999.
*   Non-income producing security.
+ No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 98.2%
           Automotive Equipment & Manufacturing - 0.4%
    36,450 Ford Motor Co. .......................................   $  1,829,334
                                                                    ------------
           Banks - 4.1%
   168,295 BankAmerica Corp. ....................................      9,371,928
    76,326 BankBoston Corp. .....................................      3,310,640
    60,517 Chase Manhattan Corp. ................................      4,561,469
   103,415 Mellon Bank Corp. ....................................      3,490,256
                                                                    ------------
                                                                      20,734,293
                                                                    ------------
           Building, Construction & Furnishings - 0.5%
   207,511 Clayton Homes, Inc. ..................................      1,802,752
    42,696 Lennar Corp. .........................................        680,467
                                                                    ------------
                                                                       2,483,219
                                                                    ------------
           Business Equipment &
            Services - 0.4%
   139,530 * Thermo Electron Corp. ..............................      1,874,934
                                                                    ------------
           Chemical & Agricultural
            Products - 2.0%
    88,497 IMC Global, Inc. .....................................      1,288,738
   131,993 Monsanto Co. .........................................      4,710,500
    85,023 Praxair, Inc. ........................................      3,911,058
                                                                    ------------
                                                                       9,910,296
                                                                    ------------
           Communication Systems & Services - 9.2%
   279,622 Lucent Technologies, Inc. ............................     18,140,478
   257,559 * MCI WorldCom, Inc. .................................     18,512,053
    91,938 * McLeod USA, Inc., Cl. A.............................      3,913,111
    73,406 * Metromedia Fiber Network, Inc. .....................      1,798,447
    52,432 NorthPoint Communications Group, Inc. ................        969,992
    46,800 * Tellabs, Inc. ......................................      2,664,675
                                                                    ------------
                                                                      45,998,756
                                                                    ------------
           Consumer Products &
            Services - 0.2%
    66,607 * Cendant Corp. ......................................      1,182,274
                                                                    ------------
           Diversified Companies - 2.7%
    53,162 Allied Signal, Inc. ..................................      3,186,398
    30,928 Textron, Inc. ........................................      2,393,054
    78,625 Tyco International Ltd. ..............................      8,118,031
                                                                    ------------
                                                                      13,697,483
                                                                    ------------
           Electrical Equipment &
            Services - 3.5%
   148,027 General Electric Co. .................................     17,550,451
                                                                    ------------
           Electronic Equipment &
            Services - 4.2%
   253,852 Texas Instruments, Inc................................     20,879,327
                                                                    ------------
           Environmental Services - 0.4%
   105,012 Waste Management, Inc. ...............................      2,021,481
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Finance & Insurance - 10.2%
   256,524 Allstate Corp. .......................................   $  6,397,067
    32,861 American Express Co. .................................      4,423,912
    68,707 American Int'l Group, Inc. ...........................      5,973,215
   228,987 Citigroup, Inc. ......................................     10,075,428
   360,103 Conseco, Inc. ........................................      6,954,489
   325,884 Everest Reinsurance Holdings, Inc. ...................      7,760,113
    76,433 Federal National Mortgage Assoc. .....................      4,791,394
    43,538 Lehman Brothers Holdings, Inc. .......................      2,538,809
    56,776 Nationwide Financial Services,
            Inc., Cl. A..........................................      2,008,451
                                                                    ------------
                                                                      50,922,878
                                                                    ------------
           Food & Beverage Products - 8.8%
    83,133 Anheuser Busch Companies, Inc. .......................      5,824,506
    69,830 * Canandaigua Wine Co., Inc. .........................      4,172,342
   348,694 Chiquita Brands International, Inc. ..................      2,070,371
   316,505 Kroger Co. ...........................................      6,982,891
   310,265 Nabisco Holdings Corp., Cl. A.........................     10,723,534
    55,596 * Pepsi Bottling Group, Inc. .........................        948,607
   145,463 Pepsico, Inc. ........................................      4,400,256
   157,216 Philip Morris Companies, Inc. ........................      5,374,822
    90,267 * Tricon Global Restaurants, Inc. ....................      3,695,305
                                                                    ------------
                                                                      44,192,634
                                                                    ------------
           Healthcare Products &
            Services - 7.8%
    60,494 American Home Products Corp. .........................      2,510,501
    24,704 Bristol-Myers Squibb Co. .............................      1,667,520
   468,921 Caremark Rx, Inc. ....................................      2,637,681
   101,971 Lilly (Eli) & Co. ....................................      6,526,144
    18,556 McKesson HBOC, Inc. ..................................        538,124
    56,461 Merck & Co., Inc. ....................................      3,659,378
   471,000 Mylan Laboratories, Inc. .............................      8,654,625
    66,966 Pfizer, Inc. .........................................      2,406,591
    36,797 Pharmacia & Upjohn, Inc. .............................      1,826,051
   103,877 Warner-Lambert Co. ...................................      6,894,836
    29,367 * Watson Pharmaceuticals, Inc. .......................        897,529
    17,131 * Wellpoint Health Networks, Inc.,
            Cl. A................................................        976,467
                                                                    ------------
                                                                      39,195,447
                                                                    ------------
           Industrial Specialty Products &
            Services - 1.1%
   112,102 Magna International, Inc., Cl. A......................      5,570,068
                                                                    ------------
           Information Services &
            Technology - 16.0%
   151,260 * America Online, Inc. ...............................     15,731,040
   314,073 * Apple Computer .....................................     19,884,747
   329,231 Compaq Computer Corp. ................................      7,551,736
   171,211 * EMC Corp. ..........................................     12,230,886
   248,908 * Microsoft Corp. ....................................     22,541,731
    56,537 Psinet, Inc. .........................................      2,033,565
                                                                    ------------
                                                                      79,973,705
                                                                    ------------

                                   EVERGREEN
                              Stock Selector Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                              Value

 COMMON STOCKS - continued
           Oil/Energy - 6.5%
    62,357 Apache Corp. ........................................   $  2,693,043
    54,061 BP Amoco Plc.........................................      5,990,635
   122,421 * Midamerica Energy Holdings Co. ....................      3,611,420
   114,951 Mobil Corp. .........................................     11,581,313
    83,402 Sunoco, Inc. ........................................      2,283,130
   214,558 USX Marathon Group...................................      6,275,821
                                                                   ------------
                                                                     32,435,362
                                                                   ------------
           Oil Field Services - 0.5%
    89,607 * R&B Falcon Corp. ..................................      1,176,092
    57,543 Tidewater, Inc. .....................................      1,467,346
                                                                   ------------
                                                                      2,643,438
                                                                   ------------
           Paper & Packaging - 0.1%
    16,618 International Paper Co. .............................        798,703
                                                                   ------------
           Pharmaceuticals - 0.3%
    77,037 ICN Pharmaceuticals, Inc. ...........................      1,324,073
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             2.6%
    29,227 * Emmis Broadcasting Corp., Cl. A....................      1,930,809
   143,691 * Fox Entertainment Group, Inc. .....................      3,035,472
    41,765 Time Warner, Inc. ...................................      2,537,224
   137,865 * USA Networks, Inc. ................................      5,342,269
                                                                   ------------
                                                                     12,845,774
                                                                   ------------
           Retailing & Wholesale - 6.6%
   221,016 * Abercrombie & Fitch Co., Cl. A.....................      7,528,358
    55,704 * Best Buy Co., Inc. ................................      3,457,130
    20,300 Circuit City Stores, Inc. ...........................        856,406
   168,273 Dayton Hudson Corp. .................................     10,106,897
    80,528 Lowe's Companies, Inc. ..............................      3,925,740
    53,924 * Safeway, Inc. .....................................      2,052,482
   327,106 * Saks, Inc. ........................................      4,967,922
                                                                   ------------
                                                                     32,894,935
                                                                   ------------
           Telecommunication Services &
            Equipment - 3.2%
   187,376 * MediaOne Group, Inc. ..............................     12,800,123
   213,679 * Metromedia International Group, Inc. ..............        881,426
    75,894 * Qwest Communications
            International, Inc. ................................      2,243,616
                                                                   ------------
                                                                     15,925,165
                                                                   ------------

  Shares                                                              Value

 COMMON STOCKS - continued
           Transportation - 0.9%
    32,558 Burlington Northern Santa Fe Corp. ..................   $    895,345
    32,653 CNF Transportation, Inc. ............................      1,216,324
    61,411 Comair Holdings, Inc. ...............................      1,024,796
    29,841 CSX Corp. ...........................................      1,264,513
                                                                   ------------
                                                                      4,400,978
                                                                   ------------
           Utilities - Electric - 3.2%
   204,814 * AES Corp. .........................................     12,084,026
    32,835 Duke Power Co. ......................................      1,810,029
    40,519 FPL Group, Inc. .....................................      2,041,145
                                                                   ------------
                                                                     15,935,200
                                                                   ------------
           Utilities - Telephone - 2.8%
   172,702 GTE Corp. ...........................................     13,276,467
   134,046 * Star Telecommunications, Inc. .....................        724,686
                                                                   ------------
                                                                     14,001,153
                                                                   ------------
           Total Common Stocks
            (cost $409,756,759).................................    491,221,361
                                                                   ------------
 PREFERRED STOCKS - 1.3%
           Printing, Publishing, Broadcasting & Entertainment -
             1.3%
   253,589 News Corp. Ltd.
            (cost $5,478,392)...................................      6,767,656
                                                                   ------------

  Principal
    Amount                                                            Value

 SHORT-TERM INVESTMENTS - 0.5%
              Repurchase Agreement - 0.5%
 $  2,479,986 Societe Generale
               purchased 9/30/1999, 5.30%, maturing 10/1/1999,
               maturity value $2,480,351
               (cost $2,479,986) (a)............................      2,479,986
                                                                   ------------

              Total Investments -
               (cost $417,715,137).......................   100.0%  500,469,003
              Other Assets and
               Liabilities - net.........................     0.0      (157,293)
                                                            -----  ------------
              Net Assets ................................   100.0% $500,311,710
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 95.6%
           Aerospace & Defense - 0.8%
   130,000 United Technologies Corp. ............................   $  7,710,625
                                                                    ------------
           Business Equipment &
            Services - 1.2%
   350,000 Paychex, Inc. ........................................     11,943,750
                                                                    ------------
           Capital Goods - 2.5%
   175,000 Caterpillar, Inc. (a).................................      9,592,188
   385,000 Deere & Co. ..........................................     14,894,687
                                                                    ------------
                                                                      24,486,875
                                                                    ------------
           Chemical & Agricultural
            Products - 2.1%
   561,600 Monsanto Co. .........................................     20,042,100
                                                                    ------------
           Communication Systems & Services - 6.3%
   400,000 * Cisco Systems, Inc. ................................     27,425,000
    90,000 * MCI WorldCom, Inc. .................................      6,468,750
   350,000 * McLeod USA, Inc., Cl. A (a).........................     14,896,875
   150,000 * Tellabs, Inc. ......................................      8,540,625
   100,000 * Winstar Communications, Inc. (a)....................      3,906,250
                                                                    ------------
                                                                      61,237,500
                                                                    ------------
           Consumer Products &
            Services - 1.7%
   175,000 Procter & Gamble Co. .................................     16,406,250
                                                                    ------------
           Diversified Companies - 3.7%
   346,600 Tyco International Ltd. ..............................     35,786,450
                                                                    ------------
           Electrical Equipment &
            Services - 3.7%
   300,000 General Electric Co. .................................     35,568,750
                                                                    ------------
           Finance & Insurance - 5.0%
    85,000 American Express Co. .................................     11,443,125
   196,875 American Int'l Group, Inc. ...........................     17,115,820
   453,800 Citigroup, Inc. ......................................     19,967,200
                                                                    ------------
                                                                      48,526,145
                                                                    ------------
           Healthcare Products &
            Services - 3.0%
   239,300 Cardinal Health, Inc. ................................     13,041,850
   446,600 Medtronic, Inc. ......................................     15,854,300
                                                                    ------------
                                                                      28,896,150
                                                                    ------------
           Industrial Specialty Products & Services - 1.4%
   125,000 Honeywell, Inc. ......................................     13,914,063
                                                                    ------------
           Information Services &
            Technology - 27.6%
   190,000 * Citrix Systems, Inc. ...............................     11,768,125
    40,000 * CMG Information Services, Inc. (a)..................      4,100,000
   321,200 * EMC Corp. ..........................................     22,945,725
   195,000 Hewlett-Packard Co. ..................................     17,940,000
   530,000 Intel Corp. ..........................................     39,385,625

  Shares                                                              Value

 COMMON STOCKS - continued
           Information Services &
            Technology - continued
   200,000 International Business Machines Corp. ...............   $ 24,275,000
    90,000 * JDS Uniphase Corp. (a).............................     10,243,125
   380,000 * Microchip Technology, Inc. (a).....................     19,522,500
   485,000 * Microsoft Corp. ...................................     43,922,812
   290,000 * Oracle Systems Corp. ..............................     13,195,000
   160,000 * Sapient Corp. (a)..................................     15,080,000
   240,000 * Sun Microsystems, Inc. ............................     22,320,000
   200,000 * Veritas Software Corp. (a).........................     15,187,500
    82,200 * Vitesse Semiconductor Corp. .......................      7,017,825
                                                                   ------------
                                                                    266,903,237
                                                                   ------------
           Machinery - Diversified - 1.6%
    95,000 Mannesmann AG........................................     15,162,704
                                                                   ------------
           Oil / Energy - 5.3%
   450,000 Apache Corp. ........................................     19,434,375
   500,000 Devon Energy Corp. (a)...............................     20,718,750
   300,000 Unocal Corp. ........................................     11,118,750
                                                                   ------------
                                                                     51,271,875
                                                                   ------------
           Oil Field Services - 4.1%
   395,000 * BJ Services Co., Inc. (a)..........................     12,565,937
   375,000 Diamond Offshore Drilling, Inc. (a)..................     12,515,625
   475,000 ENSCO International, Inc. ...........................      8,579,688
   140,000 Halliburton Co. .....................................      5,740,000
                                                                   ------------
                                                                     39,401,250
                                                                   ------------
           Pharmaceuticals - 7.0%
   200,000 American Home Products Corp. ........................      8,300,000
   350,000 Pharmacia & Upjohn, Inc. ............................     17,368,750
   210,000 Schering-Plough Corp. ...............................      9,161,250
   400,000 * Shire Pharmaceuticals Group Plc. (a)...............     11,525,000
   325,000 Warner-Lambert Co. ..................................     21,571,875
                                                                   ------------
                                                                     67,926,875
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             8.6%
   300,000 * AMFM, Inc. (a).....................................     18,262,500
   300,000 * CBS Corp. .........................................     13,875,000
   255,000 * Clear Channel Communications, Inc. ................     20,368,125
   265,000 Time Warner, Inc. ...................................     16,098,750
   355,000 * Viacom, Inc., Cl. B................................     14,998,750
                                                                   ------------
                                                                     83,603,125
                                                                   ------------
           Retailing & Wholesale - 6.0%
   180,000 Home Depot, Inc. ....................................     12,352,500
   140,000 * Kohl's Corp. ......................................      9,257,500
   439,650 * Staples, Inc. .....................................      9,589,866
   200,000 Tandy Corp. .........................................     10,337,500
   340,000 Wal-Mart Stores, Inc. ...............................     16,171,250
                                                                   ------------
                                                                     57,708,616
                                                                   ------------

                                   EVERGREEN
                             Strategic Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
            Telecommunication Services & Equipment - 4.0%
    260,000 Motorola, Inc. ....................................   $   22,880,000
    170,000 Nokia Corp., ADR...................................       15,268,125
                                                                  --------------
                                                                      38,148,125
                                                                  --------------
            Total Common Stocks
             (cost $678,728,446)...............................      924,644,465
                                                                  --------------
 MONEY MARKET SHARES - 9.6%
 93,024,515 Navigator Prime Portfolio
             (cost $93,024,515) (b)............................       93,024,515
                                                                  --------------

   Principal
     Amount                                                         Value

 SHORT-TERM INVESTMENTS - 4.2%
                Repurchase Agreement - 4.2%
 $   40,623,000 Evergreen Joint Repurchase Agreement,
                 Investments in repurchase agreements, in
                 a joint trading account, purchased
                 9/30/1999, 5.30%, maturing 10/1/1999,
                 maturity value $40,628,981
                 (cost $40,623,000) (c)......................   $   40,623,000
                                                                --------------

                Total Investments -
                 (cost $812,375,961)...................   109.4%  1,058,291,980
                Other Assets and
                 Liabilities - net.....................    (9.4)    (90,636,693)
                                                          -----  --------------
                Net Assets.............................   100.0% $  967,655,287
                                                          =====  ==============

(a) All or a portion of this security is on loan (See Note 8).
(b) Represents investment in cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                                Value

 COMMON STOCKS - 81.3%
           Banks - 2.5%
     1,000 Bank One Corp. ........................................   $    34,813
     1,500 BankAmerica Corp. .....................................        83,531
     7,500 BankBoston Corp. ......................................       325,312
                                                                     -----------
                                                                         443,656
                                                                     -----------
           Building, Construction &
            Furnishings - 1.4%
     6,000 * Genlyte Group, Inc. .................................       142,500
     5,000 * Royal Group Technologies Ltd. .......................       107,188
                                                                     -----------
                                                                         249,688
                                                                     -----------
           Business Equipment &
            Services - 1.3%
     1,000 Automatic Data Processing, Inc. .......................        44,625
     2,000 * Computer Sciences Corp. .............................       140,625
       800 First Data Corp. ......................................        35,100
                                                                     -----------
                                                                         220,350
                                                                     -----------
           Capital Goods - 0.6%
     2,000 Caterpillar, Inc. .....................................       109,625
                                                                     -----------
           Chemical & Agricultural
            Products - 0.7%
     2,000 Du Pont (E. I.) De Nemours & Co. ......................       121,750
                                                                     -----------
           Communication Systems &
            Services - 4.3%
     5,000 * Cisco Systems, Inc. .................................       342,813
     5,300 Lucent Technologies, Inc. .............................       343,837
     1,200 * Tellabs, Inc. .......................................        68,325
                                                                     -----------
                                                                         754,975
                                                                     -----------
           Consumer Products & Services - 1.0%
     1,800 Procter & Gamble Co. ..................................       168,750
                                                                     -----------
           Diversified Companies - 1.0%
     1,700 Tyco International Ltd. ...............................       175,525
                                                                     -----------
           Electrical Equipment &
            Services - 6.6%
     6,000 Emerson Electric Co. ..................................       379,125
     4,400 General Electric Co. ..................................       521,675
       700 Motorola, Inc. ........................................        61,600
     4,000 Thomas & Betts Corp. ..................................       204,000
                                                                     -----------
                                                                       1,166,400
                                                                     -----------
           Finance & Insurance - 9.3%
     5,000 AFLAC, Inc. ...........................................       209,375
     2,000 American Express Co. ..................................       269,250
     2,762 American Int'l Group, Inc. ............................       240,121
     3,750 Citigroup, Inc. .......................................       165,000
     1,700 Federal Home Loan Mortgage Corp. ......................        88,400
     1,700 Federal National Mortgage Assoc. ......................       106,569
     4,000 Merrill Lynch & Co., Inc. .............................       268,750
    10,000 Mony Group, Inc. ......................................       288,750
                                                                     -----------
                                                                       1,636,215
                                                                     -----------

  Shares                                                               Value

 COMMON STOCKS - continued
           Food & Beverage Products - 3.2%
     1,500 Anheuser Busch Companies, Inc. .......................   $   105,094
     3,300 Coca Cola Co. ........................................       158,606
    10,000 Coca-Cola Co. Femsa SA, ADR...........................       138,125
     2,200 Pepsico, Inc. ........................................        66,550
     2,500 Philip Morris Companies, Inc. ........................        85,469
                                                                    -----------
                                                                        553,844
                                                                    -----------
           Healthcare Products & Services - 7.6%
     6,000 * Alza Corp. .........................................       256,875
     1,900 Johnson & Johnson.....................................       174,563
     1,600 Lilly (Eli) & Co. ....................................       102,400
     4,000 Medtronic, Inc. ......................................       142,000
     3,800 Merck & Co., Inc. ....................................       246,287
     2,000 PE Corp-PE Biosystems Group...........................       144,500
     4,000 Warner-Lambert Co. ...................................       265,500
                                                                    -----------
                                                                      1,332,125
                                                                    -----------
           Industrial Specialty Products & Services - 4.0%
     2,000 Honeywell, Inc. ......................................       222,625
    20,000 * Meade Instruments Corp. ............................       481,250
                                                                    -----------
                                                                        703,875
                                                                    -----------
           Information Services &
            Technology - 14.3%
       900 * America Online, Inc. ...............................        93,600
     3,000 Compaq Computer Corp. ................................        68,812
     4,000 * Dell Computer Corp. ................................       167,250
     1,000 * Gateway, Inc. ......................................        44,438
     1,400 Hewlett-Packard Co. ..................................       128,800
     5,500 Intel Corp. ..........................................       408,719
     6,000 International Business Machines Corp. ................       728,250
     7,600 * Microsoft Corp. ....................................       688,275
     1,900 * Sun Microsystems, Inc. .............................       176,700
                                                                    -----------
                                                                      2,504,844
                                                                    -----------
           Oil / Energy - 3.1%
       500 Atlantic Richfield Co. ...............................        44,313
     2,000 Chevron Corp. ........................................       177,500
     1,200 Exxon Corp. ..........................................        91,125
     1,100 Mobil Corp. ..........................................       110,825
     2,200 Royal Dutch Petroleum Co. ............................       129,937
                                                                    -----------
                                                                        553,700
                                                                    -----------
           Oil Field Services - 0.7%
     1,200 Baker Hughes, Inc. ...................................        34,800
       800 Halliburton Co. ......................................        32,800
     1,000 Schlumberger Ltd. ....................................        62,313
                                                                    -----------
                                                                        129,913
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment -
             3.4%
     1,700 * Clear Channel Communications, Inc. .................       135,787
     4,000 New York Times Co., Cl. A.............................       150,000
     5,000 Time Warner, Inc. ....................................       303,750
                                                                    -----------
                                                                        589,537
                                                                    -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Real Estate - 0.8%
     5,089 Inversiones y Representaciones SA, GDR.................   $   143,128
                                                                     -----------
           Retailing & Wholesale - 6.9%
       900 Costco Wholesale Corp. ................................        64,800
     3,000 Ethan Allen Interiors, Inc. ...........................        95,437
     1,300 Home Depot, Inc. ......................................        89,213
     1,500 Lowe's Companies, Inc. ................................        73,125
       800 * Safeway, Inc. .......................................        30,450
     2,000 Tandy Corp. ...........................................       103,375
     5,500 Wal-Mart Stores, Inc. .................................       261,594
    10,000 * Williams Sonoma, Inc. ...............................       485,625
                                                                     -----------
                                                                       1,203,619
                                                                     -----------
           Telecommunication Services & Equipment - 3.6%
    22,550 * Global Crossing Ltd. ................................       597,575
       200 Juniper Networks, Inc. ................................        36,600
                                                                     -----------
                                                                         634,175
                                                                     -----------
           Utilities - Gas - 0.3%
     1,500 Williams Companies, Inc. ..............................        56,156
                                                                     -----------
           Utilities - Telephone - 4.7%
     5,100 AT&T Corp. ............................................       221,850
     5,000 * Nextel Communications, Inc., Cl. A...................       339,062
     2,000 Sprint Corp. ..........................................       108,500
     2,000 * Sprint Corp. (PCS Group).............................       149,125
                                                                     -----------
                                                                         818,537
                                                                     -----------
           Total Common Stocks
            (cost $11,679,312)....................................    14,270,387
                                                                     -----------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 15.2%
             Repurchase Agreement - 15.2%
 $ 2,675,000 State Street Bank & Trust Co., purchased 9/30/1999,
              5.22%, maturing 10/1/1999, maturity value
              $2,675,388
              (cost $2,675,000) (a).............................   $ 2,675,000
                                                                   -----------

          Total Investments -
           (cost $14,354,312)..............................    96.5%  16,945,387
          Other Assets and
           Liabilities - net...............................     3.5      607,793
                                                              -----  -----------
          Net Assets.......................................   100.0% $17,553,180
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
GDR  Global Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Domestic Growth Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                           Aggressive
                             Growth       Evergreen       Masters         Omega
                              Fund           Fund           Fund           Fund
-----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $160,206,257  $  899,276,329  $243,928,331  $745,202,035
 Repurchase agreements,
  at amortized cost.....             0      58,822,000     7,695,000    51,502,000
-----------------------------------------------------------------------------------
 Total identified cost
  of investments........   160,206,257     958,098,329   251,623,331   796,704,035
 Net unrealized gains on
  securities............    97,044,543     945,212,953     5,100,620   118,493,059
-----------------------------------------------------------------------------------
 Market value of
  securities............   257,250,800   1,903,311,282   256,723,951   915,197,094
 Cash...................         1,799           6,553           601           793
 Receivable for
  securities sold.......        94,890      23,156,551     3,468,535     3,661,870
 Receivable for Fund
  shares sold...........       181,663         367,619       182,401     4,017,002
 Dividends and interest
  receivable............         8,986       1,382,173       172,651       138,687
 Deferred organization
  expenses..............         4,342               0             0             0
 Prepaid expenses and
  other assets..........        30,251          91,958        51,525        72,513
-----------------------------------------------------------------------------------
   Total assets.........   257,572,731   1,928,316,136   260,599,664   923,087,959
-----------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............       739,199         159,688       827,998     7,165,138
 Payable for Fund shares
  redeemed..............        68,860         681,557       305,674       460,412
 Payable for securities
  on loan...............             0               0             0   138,839,560
 Advisory fee payable...       130,176       1,458,098       278,767       426,648
 Distribution Plan
  expenses payable......        31,455         138,566        48,472       188,279
 Due to other related
  parties...............         3,975               0         4,504             0
 Accrued expenses and
  other liabilities.....        57,328         338,378       123,359       175,952
-----------------------------------------------------------------------------------
   Total liabilities....     1,030,993       2,776,287     1,588,774   147,255,989
-----------------------------------------------------------------------------------
Net assets..............  $256,541,738  $1,925,539,849  $259,010,890  $775,831,970
-----------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital........  $128,858,584  $  950,211,582  $254,488,796  $630,311,836
 Overdistributed net
  investment income
  (loss)................       (15,427)       (111,928)       (5,236)       (8,206)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..    30,654,038      30,227,242      (573,290)   27,035,281
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........    97,044,543     945,212,953     5,100,620   118,493,059
-----------------------------------------------------------------------------------
Total net assets........  $256,541,738  $1,925,539,849  $259,010,890  $775,831,970
-----------------------------------------------------------------------------------
Net assets consists of
 Class A................  $166,524,252  $  180,402,745  $167,847,826  $371,360,866
 Class B................    56,466,097     645,699,853    82,978,609   372,955,890
 Class C................     4,684,555      13,836,262     4,836,559    26,929,243
 Class Y................    28,866,834   1,085,600,989     3,347,896     4,585,971
-----------------------------------------------------------------------------------
Total net assets........  $256,541,738  $1,925,539,849  $259,010,890  $775,831,970
-----------------------------------------------------------------------------------
Shares outstanding
 Class A................     6,436,297       7,442,052    16,693,257    13,847,064
 Class B................     2,254,977      27,133,166     8,286,199    14,922,818
 Class C................       187,535         582,161       483,869     1,074,939
 Class Y................     1,100,591      44,347,712       332,606       170,080
-----------------------------------------------------------------------------------
Net asset value per share
 Class A................  $      25.87  $        24.24  $      10.05  $      26.82
-----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $      27.16  $        25.45  $      10.55  $      28.16
-----------------------------------------------------------------------------------
 Class B................  $      25.04  $        23.80  $      10.01  $      24.99
-----------------------------------------------------------------------------------
 Class C................  $      24.98  $        23.77  $      10.00  $      25.05
-----------------------------------------------------------------------------------
 Class Y................  $      26.23  $        24.48  $      10.07  $      26.96
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                          Small Company                                   Tax Strategic
                              Growth      Stock Selector Strategic Growth    Equity
                               Fund            Fund            Fund           Fund
---------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $  799,076,859   $415,235,151   $  771,752,961   $11,679,312
 Repurchase agreements,
  at amortized cost.....       6,660,000      2,479,986       40,623,000     2,675,000
---------------------------------------------------------------------------------------
 Total identified cost
  of investments........     805,736,859    417,715,137      812,375,961    14,354,312
 Net unrealized gains on
  securities............     205,488,188     82,753,866      245,916,019     2,591,075
---------------------------------------------------------------------------------------
 Market value of
  securities............   1,011,225,047    500,469,003    1,058,291,980    16,945,387
 Cash...................             628              0              830           292
 Receivable for
  securities sold.......       6,264,853              0        4,851,605       552,886
 Receivable for Fund
  shares sold...........         140,728         61,286           12,033        33,870
 Dividends and interest
  receivable............          83,794        416,298          367,338        11,806
 Prepaid expenses and
  other assets..........         125,248         66,730          339,973        28,719
---------------------------------------------------------------------------------------
 Total assets...........   1,017,840,298    501,013,317    1,063,863,759    17,572,960
---------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............      15,956,100        256,554        2,220,222             0
 Payable for Fund shares
  redeemed..............         547,300         52,613          153,409             0
 Payable for securities
  on loan...............     178,173,630              0       93,024,515             0
 Advisory fee payable...         374,656        314,656          428,527         3,026
 Distribution Plan
  expenses payable......         140,599          3,240          130,619         6,934
 Due to other related
  parties...............               0          9,730                0           395
 Accrued expenses and
  other liabilities.....         166,176         64,814          251,180         9,425
---------------------------------------------------------------------------------------
 Total liabilities......     195,358,461        701,607       96,208,472        19,780
---------------------------------------------------------------------------------------
Net assets..............  $  822,481,837   $500,311,710   $  967,655,287   $17,553,180
---------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $  650,334,717   $368,246,546   $  581,691,110   $15,552,622
 Undistributed
  (overdistributed) net
  investment income
  (loss)................         (41,195)        94,561          (29,927)            0
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     (33,299,873)    49,216,737      140,078,621      (590,517)
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........     205,488,188     82,753,866      245,915,483     2,591,075
---------------------------------------------------------------------------------------
Total net assets........  $  822,481,837   $500,311,710   $  967,655,287   $17,553,180
---------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $  712,063,860   $ 20,929,673   $  861,731,307   $ 5,054,504
 Class B................     106,557,700      2,375,664      103,234,344     7,881,903
 Class C................       2,233,867         78,326        2,451,675     2,162,302
 Class Y................       1,626,410    476,928,047          237,961     2,454,471
---------------------------------------------------------------------------------------
Total net assets........  $  822,481,837   $500,311,710   $  967,655,287   $17,553,180
---------------------------------------------------------------------------------------
Shares outstanding
 Class A................     110,068,608      1,043,496       78,096,495       360,760
 Class B................      16,688,745        120,183        9,483,140       565,445
 Class C................         349,637          3,912          225,092       154,916
 Class Y................         250,021     23,721,855           21,799       174,326
---------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $         6.47   $      20.06   $        11.03   $     14.01
---------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $         6.79   $      21.06   $        11.58   $     14.71
---------------------------------------------------------------------------------------
 Class B................  $         6.39   $      19.77   $        10.89   $     13.94
---------------------------------------------------------------------------------------
 Class C................  $         6.39   $      20.02   $        10.89   $     13.96
---------------------------------------------------------------------------------------
 Class Y................  $         6.51   $      20.11   $        10.92   $     14.08
---------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                           Aggressive
                             Growth      Evergreen      Masters       Omega
                              Fund          Fund        Fund(a)        Fund
--------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $14,639,
  $1,974, and $2,712,
  respectively)..........  $   382,591  $ 17,944,912  $ 1,348,623  $  1,704,871
 Interest................      229,370    11,788,123      517,635     1,355,284
--------------------------------------------------------------------------------
Total investment income..      611,961    29,733,035    1,866,258     3,060,155
--------------------------------------------------------------------------------
Expenses
 Advisory fee............    1,470,729    18,282,740    1,762,332     3,375,183
 Distribution Plan
  expenses...............      931,529     7,550,108      856,233     2,982,564
 Administrative services
  fees...................       60,868             0       45,288        59,410
 Transfer agent fee......      535,477     4,241,842      568,918     1,158,171
 Trustees' fees and
  expenses...............        5,107        41,427        5,011         9,031
 Other...................      195,840       974,225      331,491       433,981
--------------------------------------------------------------------------------
 Total expenses..........    3,199,550    31,090,342    3,569,273     8,018,340
 Less: Fee credits.......      (15,526)     (101,232)      (7,273)      (24,001)
--------------------------------------------------------------------------------
 Net expenses............    3,184,024    30,989,110    3,562,000     7,994,339
--------------------------------------------------------------------------------
 Net investment loss.....   (2,572,063)   (1,256,075)  (1,695,742)   (4,934,184)
--------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities and
 foreign currency related
 transactions
 Net realized gains or
  losses on:
   Securities............   47,119,802    34,102,255     (386,142)   32,232,168
   Foreign currency related
    transactions.........            0             0       (3,099)            0
--------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...   47,119,802    34,102,255     (389,241)   32,232,168
--------------------------------------------------------------------------------
 Net change in unrealized
  gains on securities and
  foreign currency
  related transactions...   26,781,815   265,253,469    5,100,620    78,923,602
--------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities and foreign
  currency related
  transactions...........   73,901,617   299,355,724    4,711,379   111,155,770
--------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations.............  $71,329,554  $298,099,649  $ 3,015,637  $106,221,586

--------------------------------------------------------------------------------
(a) For the period from December 31,1998 (commencement of operations) to Sep-tember 30,1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                         Small Company                                  Tax Strategic
                            Growth      Stock Selector Strategic Growth    Equity
                             Fund            Fund            Fund           Fund
-------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $35,356,
  $27,186 and $92,
  respectively)........  $  2,996,478    $  3,922,676    $  5,424,765    $  131,829
 Interest..............     1,562,677         314,183       1,531,205        58,175
-------------------------------------------------------------------------------------
Total investment
 income................     4,559,155       4,236,859       6,955,970       190,004
-------------------------------------------------------------------------------------
Expenses
 Advisory fee..........     4,527,512       3,346,783       5,150,970       137,638
 Distribution Plan
  expenses.............     3,163,878          62,042       3,358,439        69,436
 Transfer agent fee....     2,545,536         102,453       1,569,906        14,054
 Administrative
  services fees........       104,938         112,631         140,909         3,554
 Trustees' fees and
  expenses.............        17,190           8,918          19,077           328
 Other.................       548,550         270,016         507,584       160,136
-------------------------------------------------------------------------------------
   Total expenses......    10,907,604       3,902,843      10,746,885       385,146
   Less: Fee credits...       (53,451)        (25,263)        (45,388)       (3,297)
         Fee waivers
         and expense re-
         imbursements..             0               0               0      (123,734)
-------------------------------------------------------------------------------------
   Net expenses........    10,854,153       3,877,580      10,701,497       258,115
-------------------------------------------------------------------------------------
 Net investment income
  (loss)...............    (6,294,998)        359,279      (3,745,527)      (68,111)
-------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
 Net realized gains or
  losses on:
   Securities..........    88,121,980      55,919,458     144,290,538      (556,814)
   Futures contracts...   (14,406,511)              0               0             0
   Foreign currency
    related
    transactions.......             0               0         (58,478)            0
-------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related
  transactions.........    73,715,469      55,919,458     144,232,060      (556,814)
-------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities and
  foreign currency
  related
  transactions.........   216,564,571      80,892,386     107,095,909     2,456,449
-------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions.........   290,280,040     136,811,844     251,327,969     1,899,635
-------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 operations............  $283,985,042    $137,171,123    $247,582,442    $1,831,524
-------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                           Aggressive
                             Growth         Evergreen       Masters        Omega
                              Fund            Fund          Fund(a)         Fund
-------------------------------------------------------------------------------------
Operations
 Net investment loss....  $  (2,572,063) $    (1,256,075) $ (1,695,742) $ (4,934,184)
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     47,119,802       34,102,255      (389,241)   32,232,168
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........     26,781,815      265,253,469     5,100,620    78,923,602
-------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations...........     71,329,554      298,099,649     3,015,637   106,221,586
-------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............              0         (344,730)            0             0
  Class Y...............              0       (2,733,186)            0             0
 Net realized gains
  Class A...............    (16,084,131)        (652,480)            0   (18,881,795)
  Class B...............     (4,545,584)      (2,054,332)            0   (14,406,403)
  Class C...............       (384,219)         (41,149)            0    (1,728,482)
  Class Y...............     (3,420,978)      (3,449,493)            0      (112,388)
-------------------------------------------------------------------------------------
  Total distributions to
   shareholders.........    (24,434,912)      (9,275,370)            0   (35,129,068)
-------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    160,664,688    3,509,054,746   308,336,791   547,549,257
 Payment for shares
  redeemed..............   (178,215,913)  (3,764,445,912)  (52,341,538) (159,851,713)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     22,235,576        8,257,762             0    32,430,705
 Net asset value of
  shares issued in
  acquisition...........              0       36,518,956             0             0
-------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...      4,684,351     (210,614,448)  255,995,253   420,128,249
-------------------------------------------------------------------------------------
   Total increase in net
    assets..............     51,578,993       78,209,831   259,010,890   491,220,767
Net assets
 Beginning of period....    204,962,745    1,847,330,018             0   284,611,203
-------------------------------------------------------------------------------------
 End of period..........  $ 256,541,738  $ 1,925,539,849  $259,010,890  $775,831,970
-------------------------------------------------------------------------------------
Overdistributed net
 investment income
 (loss).................  $     (15,427) $      (111,928) $     (5,236) $     (8,206)
-------------------------------------------------------------------------------------

(a) For the period from December 31,1998 (commencement of operations) to Sep-tember 30,1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                          Small Company                                   Tax Strategic
                             Growth      Stock Selector  Strategic Growth    Equity
                              Fund            Fund             Fund           Fund
---------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $  (6,294,998) $     359,279    $  (3,745,527)   $   (68,111)
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     73,715,469     55,919,458      144,232,060       (556,814)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........    216,564,571     80,892,386      107,095,909      2,456,449
---------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    283,985,042    137,171,123      247,582,442      1,831,524
---------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............              0         (5,558)               0         (5,136)
  Class B...............              0              0                0         (7,564)
  Class C...............              0              0                0         (1,809)
  Class Y...............              0       (490,627)               0         (6,166)
 Net realized gains
  Class A...............   (129,434,483)    (3,569,299)     (97,518,215)             0
  Class B...............    (42,194,482)      (120,260)     (19,003,185)             0
  Class C...............       (829,079)             0          (92,547)             0
  Class Y...............       (222,576)   (90,604,377)               0              0
---------------------------------------------------------------------------------------
  Total distributions to
   shareholders.........   (172,680,620)   (94,790,121)    (116,613,947)       (20,675)
---------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    427,997,897    209,754,401      148,502,035     18,078,274
 Payment for shares
  redeemed..............   (652,876,201)  (287,629,154)    (251,438,959)    (5,993,681)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    142,159,901     94,489,967      102,857,319         18,071
---------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...    (82,718,403)    16,615,214          (79,605)    12,102,664
---------------------------------------------------------------------------------------
   Total increase in net
    assets..............     28,586,019     58,996,216      130,888,890     13,913,513
Net assets
 Beginning of period....    793,895,818    441,315,494      836,766,397      3,639,667
---------------------------------------------------------------------------------------
 End of period..........  $ 822,481,837  $ 500,311,710    $ 967,655,287    $17,553,180
---------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (41,195) $      94,561    $     (29,927)   $         0
---------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                           Aggressive                                   Small Company
                             Growth         Evergreen        Omega          Growth
                              Fund            Fund            Fund           Fund
---------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $  (2,863,381) $     2,949,364  $ (2,166,229) $   (9,053,309)
 Net realized gains on
  securities and foreign
  currency related
  transactions..........     21,129,001       11,080,737    47,348,560      95,583,444
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    (32,882,258)    (131,256,024)  (33,661,614)   (507,105,194)
---------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    (14,616,638)    (117,225,923)   11,520,717    (420,575,059)
---------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............              0         (756,350)            0               0
  Class Y...............              0       (6,894,401)            0               0
 Net realized gains
  Class A...............     (6,090,321)      (3,670,523)  (14,940,773)              0
  Class B...............     (1,515,887)     (11,529,535)  (10,805,705)   (124,537,167)
  Class C...............       (134,112)        (199,185)   (1,549,758)              0
  Class Y...............     (1,606,606)     (23,699,502)         (493)              0
---------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (9,346,926)     (46,749,496)  (27,296,729)   (124,537,167)
---------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     68,811,650    2,735,869,664    56,200,250     489,047,720
 Payment for shares
  redeemed..............   (111,550,305)  (2,543,496,256)  (70,377,012)   (834,438,095)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      8,139,247       40,835,635    25,295,379     105,065,592
 Net asset value of
  shares issued in
  acquisition...........              0                0             0      33,587,309
---------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...    (34,599,408)     233,209,043    11,118,617    (206,737,474)
---------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............    (58,562,972)      69,233,624    (4,657,395)   (751,849,700)
Net assets
  Beginning of period...    263,525,717    1,778,096,394   289,268,598   1,545,745,518
---------------------------------------------------------------------------------------
  End of period.........  $ 204,962,745  $ 1,847,330,018  $284,611,203  $  793,895,818
---------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (13,651) $     1,991,530  $     (4,940) $      (31,807)
---------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                                                                     Tax Strategic
                                    Stock Selector  Strategic Growth    Equity
                                       Fund(a)            Fund          Fund(b)
----------------------------------------------------------------------------------
Operations
 Net investment income (loss).....  $     231,781    $    (547,355)   $    1,336
 Net realized gains on securities
  and foreign currency related
  transactions....................     17,941,229      149,548,329            22
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions...   (120,015,197)    (105,851,911)      134,626
----------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from
  operations......................   (101,842,187)      43,149,063       135,984
----------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
 Class B..........................              0       (1,289,169)            0
 Net realized gains
 Class B..........................              0     (113,103,093)            0
----------------------------------------------------------------------------------
 Total distributions to
  shareholders....................              0     (114,392,262)            0
----------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold........     34,074,181       74,908,829     3,503,683
 Payment for shares redeemed......    (75,761,134)    (188,432,304)            0
 Net asset value of shares issued
  in reinvestment of
  distributions...................              0      101,552,338             0
----------------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions.............    (41,686,953)     (11,971,137)    3,503,683
----------------------------------------------------------------------------------
   Total increase (decrease) in net
    assets........................   (143,529,140)     (83,214,336)    3,639,667
Net assets
  Beginning of period.............    584,844,634      919,980,733             0
----------------------------------------------------------------------------------
  End of period...................  $ 441,315,494    $ 836,766,397    $3,639,667
----------------------------------------------------------------------------------
Undistributed (overdistributed)
 net investment income............  $     231,756    $     (20,596)   $   17,081

--------------------------------------------------------------------------------
(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) For the period from September 1, 1998 (commencement of operations) to Sep-tember 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                       Statement of Changes in Net Assets
                            Year Ended June 30, 1998

                                                                      Stock
                                                                     Selector
                                                                       Fund
--------------------------------------------------------------------------------
Operations
 Net investment income...........................................  $    788,698
 Net realized gains on securities and foreign currency related
  transactions...................................................    99,737,743
 Net change in unrealized gains on securities and foreign
  currency related transactions..................................    10,477,319
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations...........   111,003,760
--------------------------------------------------------------------------------
Distributions to shareholders
 From net investment income
  Class B........................................................        (3,827)
  Class Y........................................................    (1,044,935)
 From net realized gains
  Class A........................................................    (2,420,586)
  Class B........................................................       (16,877)
  Class Y........................................................   (69,731,105)
--------------------------------------------------------------------------------
 Total distributions to shareholders.............................   (73,217,330)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......................................    86,624,977
 Payment for shares redeemed.....................................  (137,373,206)
 Net asset value of shares issued in reinvestment of
  distributions..................................................    66,747,336
--------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share
   transactions..................................................    15,999,107
--------------------------------------------------------------------------------
   Total increase in net assets..................................    53,785,537
Net assets
  Beginning of period............................................   531,059,097
--------------------------------------------------------------------------------
  End of period..................................................  $584,844,634
--------------------------------------------------------------------------------
Undistributed net investment income..............................  $     28,200
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Domestic Growth Funds consist of Evergreen Aggressive Growth Fund ("Aggressive Growth Fund"), Evergreen Fund ("Evergreen Fund"), Evergreen Mas-ters Fund ("Masters Fund"), Evergreen Omega Fund ("Omega Fund"), Evergreen Small Company Growth Fund ("Small Company Growth Fund"), Evergreen Stock Selec-tor Fund ("Stock Selector Fund"), Evergreen Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Equity Trust (the "Trust"), a Delaware business trust organized on Sep-tember 18, 1997. The Trust is an open-end management investment company regis-tered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not sub-ject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y share-holders of record of certain other funds managed by First Union and its affili-ates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, in-cluding restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term in-vestments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Omega Fund, Small Company Growth Fund and Strategic Growth Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The por-tion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains or losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income and/or net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses, capital loss carryovers, certain realized losses on securities re-purchased and for Aggressive Growth Fund, distributions made in connections with shareholder redemptions. The Aggressive Growth Fund also utilized earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses for Aggressive Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Aggressive Growth Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unam-ortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. Expenses relating to the organization of the Masters Fund have been reflected in the Fund's operating results for the period ended September 30, 1999.

3. INVESTMENT ADVISORY AGREEMENT(S) AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM"), a division of First Union National Bank ("FUNB"), serves as the investment advisor to the Aggressive Growth Fund and the Masters Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.60% and 0.95%, respectively, of each Fund's average daily net assets.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam In-vestment Management, Inc. are investment managers of the Masters Fund. Subject to the supervision of EIM, each Manager manages a segment of the Fund's portfo-lio in accordance with the Fund's investment objective and policies. The Fund pays no direct fees to the investment managers for their services.

EAMC also serves as the investment advisor to the Evergreen Fund and Tax Strategic Equity Fund. For Evergreen Fund, EAMC is paid an advisory fee based on average daily net assets that is computed daily and paid monthly according to the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

For Tax Strategic Equity Fund, EAMC is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.95% of the Fund's average daily net assets.

During the year ended September 30, 1999, the amount of investment advisory fees waived by the investment advisor was $123,734 for the Tax Strategic Equity Fund. The impact on the expense ratio represented as a percentage of the Fund's average net assets was 0.85%.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Evergreen Fund, Masters Fund and Tax Strategic Equity Fund and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the periods ended September 30, 1999, Evergreen Fund, Masters Fund and Tax Strategic Equity Fund incurred brokerage commissions of $658,466, $122,777 and $45,122, respec-tively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for pro-viding investment sub-advisory services at no additional expense to the Funds.

EIMC is the investment advisor for Omega Fund, Small Company Growth Fund and Strategic Growth Fund. In return for providing investment management and admin-istrative services to the Funds, EIMC is paid an advisory fee that is computed daily and paid monthly. For Omega Fund, the advisory fee is determined by ap-plying percentage rates starting at 0.75% and declining to 0.50% per annum as net assets increase, to the average daily net assets of the Fund. For Small Company Growth Fund and Strategic Growth Fund, the advisory fee is determined by applying percentage rates starting at 0.70% and declining to 0.35% per annum as net assets increase, to the average daily net assets of the Fund.

Meridian Investment Company ("Meridian"), an indirect subsidiary of First Union, serves as the investment advisor to the Stock Selector Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.74% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the Aggressive Growth Fund, Masters Fund, Stock Selector Fund and Tax Strategic Equity Fund are entitled to an an-nual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the in-vestment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net assets of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund.

For the year ended September 30, 1999, the Aggressive Growth Fund, Masters Fund, Stock Selector Fund and Tax Strategic Equity Fund paid or accrued to EIS the following amounts for administrative and sub-administrative services.

                                        Administration Sub-administration
                                             Fee              Fee
                                        ----------------------------------
         Aggressive Growth Fund........    $48,293          $12,575
         Masters Fund..................     35,850            9,438
         Stock Selector Fund...........     89,398           23,233
         Tax Strategic Equity Fund.....      2,815              739

For the year ended September 30, 1999, the Omega Fund, Small Company Growth Fund and Strategic Growth Fund reimbursed EIMC for certain administration and accounting expenses in the amount of $59,410, $104,938 and $140,909, respec-tively. For the Evergreen Fund, the administration and sub-administration fee is paid by the investment advisor and is not a Fund expense.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A shares incur distribution fees equal to 0.25% of the aver-age daily net assets of the class, all of which is used to pay for shareholder service fees. Class B shares and Class C shares incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan ex-penses are calculated daily and paid at least quarterly.

During the year ended September 30, 1999, amounts paid or accrued to EDI pursu-ant to each Fund's Class A, Class B and Class C Distribution Plans were as fol-lows:

                                           Class A    Class B   Class C
                                         -------------------------------
         Aggressive Growth Fund.......... $  403,975 $  486,251 $ 41,303
         Evergreen Fund..................    516,968  6,895,371  137,769
         Masters Fund....................    330,910    496,987   28,336
         Omega Fund......................    592,955  2,190,334  199,275
         Small Company Growth Fund.......  1,737,875  1,394,030   31,973
         Stock Selector Fund.............     50,314     11,659       69
         Strategic Growth Fund...........  2,145,390  1,193,345   19,704
         Tax Strategic Equity Fund.......      8,480     49,075   11,881

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. REORGANIZATION OF EVERGREEN STOCK SELECTOR FUND

Effective on the close of business on July 24, 1998, Stock Selector Fund ac-quired all of the net assets and certain liabilities of the CoreFund Core Eq-uity Fund (the "CoreFund") through a tax-free exchange of shares. Shareholders of Class A, Class B and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class A, Class B and Class Y, respec-tively, of Stock Selector Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the CoreFund immediately prior to the close of business on July 24, 1998. The operating results of CoreFund for prior periods have been carried forward.

6. ACQUISITIONS

Effective on the close of business on January 2, 1998, Small Company Growth Fund acquired substantially all the assets and assumed certain liabilities of Keystone Small Company Growth Fund II, an open-end management investment com-pany registered under the 1940 Act in an exchange of Class A, Class B, Class C and Class Y shares of Small Company Growth Fund.

Effective the close of business on July 30, 1999, Evergreen Fund acquired sub-stantially all of the net assets and assumed certain liabilities of Evergreen Micro Cap Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class A, Class B, Class C and Class Y shares of Evergreen Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                             Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                    Acquired Fund             Assets Acquired Shares Issued Appreciation After Acquisition
------------------------------------------------------------------------------------------------------------------------
Small Company Growth  Keystone Small Company Growth Fund II   $33,587,309     4,343,439    $ 490,029    $1,340,337,418
 Fund
Evergreen Fund        Micro Cap Fund                           36,518,956     1,418,500    9,170,886     2,079,861,427

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Aggressive Growth Fund

                                       Year Ended September 30,
                           ---------------------------------------------------
                                     1999                      1998
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............   4,091,486  $ 100,313,056   1,458,678  $ 32,751,533
Automatic conversion of
 Class B shares to Class
 A shares................      11,191        258,550           0             0
Shares redeemed..........  (4,837,721)  (117,577,148) (2,644,186)  (58,974,321)
Shares issued in
 reinvestment of
 distributions...........     690,702     14,484,012     256,170     5,566,568
-------------------------------------------------------------------------------
Net decrease.............     (44,342)    (2,521,530)   (929,338)  (20,656,220)
-------------------------------------------------------------------------------
Class B
Shares sold..............   1,041,861     25,104,998     438,746     9,743,538
Automatic conversion of
 Class B shares to Class
 A shares................     (10,834)      (258,550)          0             0
Shares redeemed..........    (737,558)   (17,491,988)   (537,072)  (11,598,031)
Shares issued in
 reinvestment of
 distributions...........     214,557      4,381,250      69,204     1,481,656
-------------------------------------------------------------------------------
Net increase (decrease)..     508,026     11,735,710     (29,122)     (372,837)
-------------------------------------------------------------------------------
Class C
Shares sold..............     559,471     12,662,073     257,084     5,525,299
Shares redeemed..........    (514,120)   (11,614,643)   (311,675)   (6,765,435)
Shares issued in
 reinvestment of
 distributions...........      18,309        373,139       6,094       130,354
-------------------------------------------------------------------------------
Net increase (decrease)..      63,660      1,420,569     (48,497)   (1,109,782)
-------------------------------------------------------------------------------
Class Y
Shares sold..............     927,592     22,584,561     948,746    20,791,280
Shares redeemed..........  (1,287,577)   (31,532,134) (1,556,481)  (34,212,518)
Shares issued in
 reinvestment of
 distributions...........     141,310      2,997,175      44,007       960,669
-------------------------------------------------------------------------------
Net decrease.............    (218,675)    (5,950,398)   (563,728)  (12,460,569)
-------------------------------------------------------------------------------
Net increase (decrease)..              $   4,684,351              $(34,599,408)

--------------------------------------------------------------------------------

Evergreen Fund

                                         Year Ended September 30,
                          ----------------------------------------------------------
                                     1999                          1998
                          ----------------------------  ----------------------------
                            Shares         Amount         Shares         Amount
-------------------------------------------------------------------------------------
Class A
Shares sold.............   55,677,019  $ 1,355,992,224   26,892,204  $   635,409,399
Automatic conversion of
 Class B shares to Class
 A shares...............       21,872          535,683            0                0
Shares redeemed.........  (57,057,535)  (1,393,753,532) (25,471,595)    (602,607,887)
Shares issued in
 reinvestment of
 distributions..........       41,108          967,124      197,302        4,386,012
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................      110,596        2,832,746            0                0
-------------------------------------------------------------------------------------
Net increase
 (decrease).............   (1,206,940)     (33,425,755)   1,617,911       37,187,524
-------------------------------------------------------------------------------------
Class B
Shares sold.............    6,058,040      143,376,051   11,537,318      271,151,787
Automatic conversion of
 Class B shares to Class
 A shares...............      (22,179)        (535,683)           0                0
Shares redeemed.........   (9,071,055)    (217,443,162)  (4,288,369)     (99,320,748)
Shares issued in
 reinvestment of
 distributions..........       87,586        2,024,982      516,498       11,383,615
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................      133,296        3,355,417            0                0
-------------------------------------------------------------------------------------
Net increase
 (decrease).............   (2,814,312)     (69,222,395)   7,765,447      183,214,654
-------------------------------------------------------------------------------------
Class C
Shares sold.............      157,835        3,791,613      311,900        7,316,782
Shares redeemed.........     (232,531)      (5,540,497)    (105,425)      (2,443,473)
Shares issued in
 reinvestment of
 distributions..........        1,671           38,547        8,349          183,677
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................       48,087        1,208,311            0                0
-------------------------------------------------------------------------------------
Net increase
 (decrease).............      (24,938)        (502,026)     214,824        5,056,986
-------------------------------------------------------------------------------------
Class Y
Shares sold.............   81,931,751    2,005,894,858   77,736,786    1,821,991,696
Shares redeemed.........  (87,321,515)  (2,147,708,721) (78,332,089)  (1,839,124,148)
Shares issued in
 reinvestment of
 distributions..........      220,439        5,227,109    1,115,299       24,882,331
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................    1,126,521       29,122,482            0                0
-------------------------------------------------------------------------------------
Net increase
 (decrease).............   (4,042,804)    (107,464,272)     519,996        7,749,879
-------------------------------------------------------------------------------------
Net increase
 (decrease).............               $  (210,614,448)              $   233,209,043

--------------------------------------------------------------------------------

Masters Fund

                                                             Period Ended
                                                         September 30,1999 (a)
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
Class A
Shares sold........................................... 20,318,705  $202,859,751
Shares redeemed....................................... (3,625,448)  (36,604,532)
--------------------------------------------------------------------------------
Net increase.......................................... 16,693,257   166,255,219
--------------------------------------------------------------------------------
Class B
Shares sold...........................................  9,086,441    89,703,567
Shares redeemed.......................................   (800,242)   (8,069,355)
--------------------------------------------------------------------------------
Net increase..........................................  8,286,199    81,634,212
--------------------------------------------------------------------------------
Class C
Shares sold...........................................    587,143     5,789,821
Shares redeemed.......................................   (103,274)   (1,036,155)
--------------------------------------------------------------------------------
Net increase..........................................    483,869     4,753,666
--------------------------------------------------------------------------------
Class Y
Shares sold...........................................    991,129     9,983,652
Shares redeemed.......................................   (658,523)   (6,631,496)
--------------------------------------------------------------------------------
Net increase..........................................    332,606     3,352,156
--------------------------------------------------------------------------------
Net increase..........................................             $255,995,253

--------------------------------------------------------------------------------
(a) For the period from December 31, 1998 (commencement of operations) to Sep-tember 30, 1999.

Omega Fund

                                         Year Ended September 30,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   9,289,908  $249,132,222   1,365,259  $ 31,279,961
Automatic conversion of
 Class B shares to Class A
 shares...................      50,716     1,231,524           0             0
Shares redeemed...........  (3,536,387)  (88,747,695) (1,928,567)  (43,773,765)
Shares issued in
 reinvestment of
 distributions............     776,324    17,048,085     652,599    13,593,635
-------------------------------------------------------------------------------
Net increase..............   6,580,561   178,664,136      89,291     1,099,831
-------------------------------------------------------------------------------
Class B
Shares sold...............  10,585,079   260,352,911   1,005,764    21,758,490
Automatic conversion of
 Class B shares to Class A
 shares...................     (54,149)   (1,231,524)          0             0
Shares redeemed...........  (1,881,925)  (44,716,715)   (992,163)  (21,153,692)
Shares issued in
 reinvestment of
 distributions............     660,924    13,608,425     515,276    10,207,610
-------------------------------------------------------------------------------
Net increase..............   9,309,929   228,013,097     528,877    10,812,408
-------------------------------------------------------------------------------
Class C
Shares sold...............     729,787    18,084,796     105,783     2,255,994
Shares redeemed...........    (410,481)  (10,036,714)   (244,821)   (5,151,403)
Shares issued in
 reinvestment of
 distributions............      80,514     1,661,807      75,246     1,493,641
-------------------------------------------------------------------------------
Net increase (decrease)...     399,820     9,709,889     (63,792)   (1,401,768)
-------------------------------------------------------------------------------
Class Y
Shares sold...............     788,319    19,979,328      38,657       905,805
Shares redeemed...........    (649,835)  (16,350,589)    (12,421)     (298,152)
Shares issued in
 reinvestment of
 distributions............       5,104       112,388          24           493
-------------------------------------------------------------------------------
Net increase..............     143,588     3,741,127      26,260       608,146
-------------------------------------------------------------------------------
Net increase..............              $420,128,249              $ 11,118,617

--------------------------------------------------------------------------------

Small Company Growth Fund

                                         Year Ended September 30,
                          ---------------------------------------------------------
                                    1999                          1998
                          --------------------------  -----------------------------
                            Shares        Amount         Shares         Amount
------------------------------------------------------------------------------------
Class A (a)
Shares sold.............   53,448,602  $ 312,196,051    27,641,238  $   212,158,414
Automatic conversion of
 Class B shares to Class
 A shares...............   16,309,922     90,694,600   124,181,726      962,424,518
Shares redeemed.........  (82,905,179)  (481,200,472)  (49,990,672)    (395,810,407)
Shares issued in
 reinvestment of
 distributions..........   20,259,885    101,907,344             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0     1,123,086        8,684,926
------------------------------------------------------------------------------------
Net increase............    7,113,230     23,597,523   102,955,378      787,457,451
------------------------------------------------------------------------------------
Class B
Shares sold.............   13,062,017     73,444,369    32,457,309      268,266,006
Automatic conversion of
 Class B shares to Class
 A shares...............  (16,453,668)   (90,694,600) (124,181,726)    (962,424,518)
Shares redeemed.........  (22,882,532)  (126,566,626)  (52,395,091)    (430,471,220)
Shares issued in
 reinvestment of
 distributions..........    7,865,978     39,251,232    13,003,167      105,065,592
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0     2,456,961       18,998,994
------------------------------------------------------------------------------------
Net decrease............  (18,408,205)  (104,565,625) (128,659,380)  (1,000,565,146)
------------------------------------------------------------------------------------
Class C (a)
Shares sold.............    4,040,301     23,282,516     1,067,525        7,292,107
Shares redeemed.........   (4,563,805)   (26,279,445)   (1,025,850)      (7,103,508)
Shares issued in
 reinvestment of
 distributions..........      155,750        778,749             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0       675,716        5,225,388
------------------------------------------------------------------------------------
Net increase
 (decrease).............     (367,754)    (2,218,180)      717,391        5,413,987
------------------------------------------------------------------------------------
Class Y (a)
Shares sold.............    3,464,745     19,074,961       174,175        1,331,193
Shares redeemed.........   (3,380,610)   (18,829,658)     (140,039)      (1,052,960)
Shares issued in
 reinvestment of
 distributions..........       44,074        222,576             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0        87,676          678,001
------------------------------------------------------------------------------------
Net increase............      128,209        467,879       121,812          956,234
------------------------------------------------------------------------------------
Net decrease............               $ (82,718,403)               $  (206,737,474)

--------------------------------------------------------------------------------
(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.

Stock Selector Fund

                                       Year Ended September 30,
                          ----------------------------------------------------         Year Ended
                                    1999                     1998 (a)                June 30, 1998
                          --------------------------  ------------------------  -------------------------
                            Shares        Amount        Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold.............      663,818  $  13,366,339       9,092  $    185,580     179,299  $   4,004,438
Automatic conversion of
 Class B shares to Class
 A shares...............          907         17,214           0             0           0              0
Shares redeemed.........     (686,671)   (13,666,848)    (56,116)   (1,183,750)   (144,091)    (3,155,375)
Shares issued in
 reinvestment of
 distributions..........      197,997      3,461,192           0             0     119,866      2,407,663
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      176,051      3,177,897     (47,024)     (998,170)    155,074      3,256,726
----------------------------------------------------------------------------------------------------------
Class B
Shares sold.............      334,998      6,785,937       8,269       159,003      17,128        335,684
Automatic conversion of
 Class B shares to Class
 A shares...............         (916)       (17,214)          0             0           0              0
Shares redeemed.........     (243,303)    (4,897,446)     (1,244)      (22,379)     (2,484)       (15,011)
Shares issued in
 reinvestment of
 distributions..........        6,740        116,802           0             0         995         17,497
----------------------------------------------------------------------------------------------------------
Net increase............       97,519      1,988,079       7,025       136,624      15,639        338,170
----------------------------------------------------------------------------------------------------------
Class C (b)
Shares sold.............        3,912         82,570           0             0           0              0
----------------------------------------------------------------------------------------------------------
Net increase............        3,912         82,570           0             0           0              0
----------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............    9,266,068    189,519,555   1,552,973    33,729,598   3,703,125     82,284,855
Shares redeemed.........  (13,904,195)  (269,064,860) (3,531,924)  (74,555,005) (6,152,133)  (134,202,820)
Shares issued in
 reinvestment of
 distributions..........    5,193,569     90,911,973           0             0   3,198,533     64,322,176
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      555,442     11,366,668  (1,978,951)  (40,825,407)    749,525     12,404,211
----------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............               $  16,615,214              $(41,686,953)             $  15,999,107

--------------------------------------------------------------------------------
(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

Strategic Growth Fund

                                       Year Ended September 30,
                          ------------------------------------------------------
                                    1999                        1998
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A (a)
Shares sold.............    8,719,042  $  92,955,895    2,441,784  $  24,888,096
Automatic conversion of
 Class B shares to Class
 A shares...............    6,128,578     63,408,824   80,710,264    735,774,137
Shares redeemed.........  (18,728,821)  (200,386,524) (10,150,776)  (103,841,488)
Shares issued in
 reinvestment of
 distributions..........    8,976,424     85,277,296            0              0
---------------------------------------------------------------------------------
Net increase............    5,095,223     41,255,491   73,001,272    656,820,745
---------------------------------------------------------------------------------
Class B
Shares sold.............    4,914,300     51,035,070    4,930,584     49,374,717
Automatic conversion of
 Class B shares to Class
 A shares...............   (6,179,154)   (63,408,824) (80,710,264)  (735,774,137)
Shares redeemed.........   (4,614,211)   (48,490,126)  (8,473,644)   (84,439,886)
Shares issued in
 reinvestment of
 distributions..........    1,854,514     17,488,143   11,014,353    101,552,338
---------------------------------------------------------------------------------
Net decrease............   (4,024,551)   (43,375,737) (73,238,971)  (669,286,968)
---------------------------------------------------------------------------------
Class C (a)
Shares sold.............      410,152      4,274,159       62,655        646,015
Shares redeemed.........     (241,893)    (2,562,309)     (15,565)      (150,929)
Shares issued in
 reinvestment of
 distributions..........        9,743         91,880            0              0
---------------------------------------------------------------------------------
Net increase............      178,002      1,803,730       47,090        495,086
---------------------------------------------------------------------------------
Class Y (b)
Shares sold.............       21,799        236,911            0              0
---------------------------------------------------------------------------------
Net increase............       21,799        236,911            0              0
---------------------------------------------------------------------------------
Net decrease............               $     (79,605)              $ (11,971,137)

--------------------------------------------------------------------------------
(a) For the period from January 22,1998 (commencement of class operations) to September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

Tax Strategic Equity Fund

                                            Year Ended September 30,
                                     -----------------------------------------
                                             1999                  1998
                                     ---------------------  ------------------
                                      Shares     Amount     Shares    Amount
------------------------------------------------------------------------------
Class A (a)
Shares sold.........................  432,504  $ 5,821,410      964 $    9,623
Automatic conversion of Class B
 shares to Class A shares...........    3,112       42,135        0          0
Shares redeemed.....................  (76,163)  (1,045,908)       0          0
Shares issued in reinvestment of
 distributions......................      343        4,973        0          0
------------------------------------------------------------------------------
Net increase........................  359,796    4,822,610      964      9,623
------------------------------------------------------------------------------
Class B (b)
Shares sold.........................  656,707    8,881,618        0          0
Automatic conversion of Class B
 shares to Class A shares...........   (3,115)     (42,135)       0          0
Shares redeemed.....................  (88,644)  (1,211,916)       0          0
Shares issued in reinvestment of
 distributions......................      497        7,141        0          0
------------------------------------------------------------------------------
Net increase........................  565,445    7,634,708        0          0
------------------------------------------------------------------------------
Class C (c)
Shares sold.........................  170,259    2,319,807        0          0
Shares redeemed.....................  (15,428)    (213,678)       0          0
Shares issued in reinvestment of
 distributions......................       85        1,225        0          0
------------------------------------------------------------------------------
Net increase........................  154,916    2,107,354        0          0
------------------------------------------------------------------------------
Class Y (d)
Shares sold.........................   79,526    1,055,439  340,703  3,494,060
Shares redeemed..................... (246,229)  (3,522,179)       0          0
Shares issued in reinvestment of
 distributions......................      326        4,732        0          0
------------------------------------------------------------------------------
Net increase (decrease)............. (166,377)  (2,462,008) 340,703  3,494,060
------------------------------------------------------------------------------
Net increase........................           $12,102,664          $3,503,683

--------------------------------------------------------------------------------
(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
(c) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.
(d) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended September 30, 1999:

                                    Cost of Purchases Proceeds from Sales
                                    -------------------------------------
         Aggressive Growth Fund....  $  206,152,262     $  235,292,205
         Evergreen Fund............     663,251,356        649,936,082
         Masters Fund..............     394,738,608        151,165,167
         Omega Fund................     910,996,924        553,205,474
         Small Company Growth
          Fund.....................   1,034,158,921      1,239,840,831
         Stock Selector Fund.......     378,599,747        445,666,459
         Strategic Growth Fund.....   1,254,512,610      1,352,594,903
         Tax Strategic Equity
          Fund.....................      20,871,236         11,712,338

On September 30, 1999, the composition of unrealized appreciation and deprecia-tion of securities based on the aggregate cost of securities for federal income tax purposes was as follows:

                                           Gross        Gross     Net Unrealized
                               Tax       Unrealized   Unrealized   Appreciation
                               Cost     Appreciation Depreciation (Depreciation)
                             ---------------------------------------------------
         Aggressive
          Growth Fund....  $160,669,402 $108,030,083 $11,448,685   $ 96,581,398
         Evergreen Fund..   958,038,029  972,853,795  27,580,542    945,273,253
         Masters Fund....   252,196,621   29,069,238  24,541,908      4,527,330
         Omega Fund......   802,108,503  140,397,568  27,308,977    113,088,591
         Small Company
          Growth Fund....   808,796,195  251,170,558  48,741,706    202,428,852
         Stock Selector
          Fund...........   422,714,121  125,907,521  48,152,639     77,754,882
         Strategic Growth
          Fund...........   818,266,698  255,760,608  15,735,326    240,025,282
         Tax Strategic
          Equity Fund....    14,361,456    2,630,963      47,032      2,583,931

Captital losses incurred after October 31, within a fund's fiscal year end are deemed to arise on the first business day of the fund's following fiscal year. For the fiscal year ended September 30, 1999, Masters Fund and Tax Strategic Equity Fund incurred and elected to defer $3,099 and $583,373, respectively, of capital loss.

During the year ended September 30, 1999, Omega Fund, Small Company Growth Fund and Strategic Growth Fund loaned securities to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At September 30, 1999, the value of securities on loan and the value of collateral were as follows:

                                         Value of Securities   Value of
                                               on Loan        Collateral
                                         --------------------------------
         Omega Fund.....................    $135,706,680     $138,839,560
         Small Company Growth Fund......     174,906,049      178,173,630
         Strategic Growth Fund..........      90,840,114       93,024,515

During the year ended September 30, 1999, the Omega Fund, Small Company Growth Fund and Strategic Growth Fund earned $111,899, $593,789 and $186,689, respec-tively, in income from securities lending.

At September 30, 1999, the Small Company Growth Fund for federal tax purposes, had a capital loss carryforward of $29,500,000. Pursuant to the Internal Reve-nue Code, such capital loss carryforward will expire in 2006.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended September 30, 1999, Tax Strategic Equity Fund incurred and elected to defer $583,373 of such capital losses.

9. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                       Total Fee Credits % of Average Net
                                           Received           Assets
                                       ----------------------------------
         Aggressive Growth Fund.......     $ 15,526            0.01%
         Evergreen Fund...............      101,232            0.00
         Masters Fund.................        7,273            0.00
         Omega Fund...................       24,001            0.01
         Small Company Growth Fund....       53,451            0.01
         Stock Selector Fund..........       25,263            0.01
         Strategic Growth Fund........       45,388            0.00
         Tax Strategic Equity Fund....        3,297            0.02

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed fa-cility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capital Markets Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administrative agent was entitled to a fee of $20,000 per annum which was allocated to all of the Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or as general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

During the year ended September 30, 1999, the Funds had no significant borrowings under these agreements.

12. CONCENTRATION OF RISK

The Funds may invest a substantial portion of its assets in an industry or sec-tor and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any in-dustry or sector.

13. CHANGE IN INDEPENDENT AUDITORS (Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as Aggressive Growth and Stock Selector Fund's independent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 1999. During the two previ-ous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through June 18, 1999, there were no disagreements between the funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclo-sure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Aggressive Growth Fund, Ever-green Fund, Evergreen Masters Fund, Evergreen Omega Fund, Evergreen Small Com-pany Growth Fund, Evergreen Stock Selector Fund, Evergreen Strategic Growth Fund and Evergreen Tax Strategic Equity Fund, portfolios of the Evergreen Eq-uity Trust, as of September 30, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods then ended. We have also audited the statements of changes in net assets for the Evergreen Omega Fund, Evergreen Small Company Growth Fund, Evergreen Strategic Growth Fund and Evergreen Tax Strategic Equity Fund for the years or periods ended September 30, 1998 and the financial highlights of these funds for each of the years or periods in the four-year period ended September 30, 1998. These financial statements and financial highlights are the responsi-bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year or period ended September 30, 1998 and June 30, 1998, for the Evergreen Aggressive Growth Fund, Evergreen Fund, and Evergreen Stock Selector Fund and financial highlights of these funds for each of the years or periods ended September 30, 1998, and prior were au-dited by other auditors whose report dated November 12, 1998 expressed an un-qualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Sep-tember 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Evergreen Equity Trust as of September 30, 1999, the results of their operations, changes in their net assets and financial high-lights for each of the years or periods described above in conformity with gen-erally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
November 5, 1999

                       Additional Information (Unaudited)

 YEAR 2000

 Like other investment companies, the Funds could be adversely af-fected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this po-tential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this prob-lem.


 FEDERAL TAX STATUS OF DISTRIBUTIONS (Unaudited)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 20% capital gain dis-tributions for the fiscal year ended September 30, 1999:

                                                    Aggregate   Per Share
                                                  ------------------------
         Aggressive Growth Fund................... $ 24,434,912   $2.63
         Evergreen Fund...........................    6,197,454    0.07
         Omega Fund...............................   35,129,068    2.61
         Small Company Growth Fund................  172,680,620    1.18
         Stock Selector Fund......................   78,929,895    3.44
         Strategic Growth Fund....................  116,613,947    1.34

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended September 30, 1999 qualified for the dividends received deduction.

         Evergreen Fund............................................ 65.67%
         Stock Selector Fund....................................... 98.70%

Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Municipal Income Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund
High Income Fund

Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Capital Income and Growth Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

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